Execution Version WBD (US) 59102819v5 THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of October 20, 2022 (the “Third Amendment Effective Date”), is entered into by and among MOUNTAINEER GAS COMPANY, a West Virginia corporation (“Borrower”), the LENDERS party hereto, and TRUIST BANK, as Administrative Agent, Letter of Credit Issuer and Swing Line Lender (the “Administrative Agent”). RECITALS WHEREAS, Borrower, the Lenders party thereto and Truist Bank (formerly known as Branch Banking and Trust Company), as Administrative Agent, Letter of Credit Issuer and Swing Line Lender, entered into that certain Third Amended and Restated Credit Agreement, dated as of November 26, 2019 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement, dated as of November 13, 2020, and as amended by that certain Second Amendment to Third Amended and Restated Credit Agreement, dated as of April 9, 2021, and as otherwise amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”); WHEREAS, Borrower desires to amend the Credit Agreement for the purpose of (a) increasing the aggregate Revolver Commitment, (b) replacing the interest rate benchmark and revising the benchmark replacement provisions therein and (c) amending certain other terms and provisions, and the Lenders party hereto (by act of the Required Lenders) have agreed to provide such requested amendments to the Credit Agreement, subject to the terms and conditions herein. NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: AGREEMENT 1. Incorporation of Recitals. The introductory paragraph and recitals to this Amendment are incorporated herein into, and fully made a part of, the body of this Amendment. 2. Definitions. Capitalized terms used herein (including in the recitals hereof) and not otherwise defined herein shall have the meanings provided in the Credit Agreement (as amended by this Amendment). 3. Amendments to Credit Agreement. (a) As of the Third Amendment Effective Date, the body of the Credit Agreement is hereby amended in its entirety to read as set forth on Exhibit A. (b) As of the Third Amendment Effective Date, Schedule 2.01 of the Credit Agreement is hereby amended in its entirety to read as set forth on Exhibit B. Exhibit 10.1

2 WBD (US) 59102819v5 (c) As of the Third Amendment Effective Date, Schedule 4.26 of the Credit Agreement is hereby amended in its entirety to read as set forth on Exhibit C. (d) As of the Third Amendment Effective Date, the exhibits to the Credit Agreement are hereby amended in their entirety to read as set forth on Exhibit D. 4. Conditions Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of each of the following: (a) a counterpart of this Amendment, a Notice of Continuation or Conversion, a Revolver Note for the account of each Lender and a Swing Advance Note for the account of the Swing Line Lender, in each case duly executed by Borrower, Required Lenders, and the Administrative Agent, as applicable, each in form and substance satisfactory to the Administrative Agent; (b) a certificate of an officer of the Borrower, signed by the Secretary, an Assistant Secretary, a member, manager, partner, trustee or other authorized representative of the Borrower, dated as of the Third Amendment Effective Date, certifying as to copies of the following items: (i) the Borrower’s Organizational Documents (or a certification that the Borrower’s Organizational Documents have not been amended since the Closing Date); (ii) the Borrower’s Operating Documents (or a certification that the Borrower’s Organizational Documents have not been amended since the Closing Date); (iii) if applicable, a certificate of the Secretary of State of the Borrower’s state of organization as to the good standing or existence of the Borrower, and (iv) the Organizational Action, if any, taken by the board of directors of the Borrower or the members, managers, trustees, partners or other applicable Persons authorizing the Borrower’s execution, delivery and performance of this Amendment and the Second Amended and Restated Notes; (c) opinions of Latham & Watkins LLP, as New York counsel to the Borrower, and Steptoe & Johnson PLLC, as West Virginia counsel to the Borrower, each dated as of the Third Amendment Effective Date in a form reasonably satisfactory to Administrative Agent and covering such matters relating to the transactions contemplated hereby as the Administrative Agent may reasonably request; (d) a certificate of the chief financial officer (or other comparable financial officer) of the Borrower, certifying that (x) as of the Third Amendment Effective Date, all representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement and the other Loan Documents are true and correct (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date), except that the representations and warranties contained in Section 4.04(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 5.01 of the Credit Agreement, (y) immediately after giving effect to this Amendment (including any Borrowings in connection therewith and the application of the proceeds thereof), the Borrower is in compliance with the covenants contained in Article V of the Credit Agreement, and (z) no Default has occurred and is continuing, both immediately before and after giving effect to this Amendment

3 WBD (US) 59102819v5 (including any Borrowings in connection therewith and the application of the proceeds thereof); and (e) all fees and other amounts due and payable on or prior to the Third Amendment Effective Date, including reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges, and disbursements of Womble Bond Dickinson (US) LLP, counsel to the Administrative Agent) required to be reimbursed or paid by Borrower hereunder, under any other Loan Document, and under any agreement with the Administrative Agent for preparation and execution of this Amendment. 5. Miscellaneous Provisions. (a) This Amendment shall be deemed to be, and is, a Loan Document. (b) As of the Third Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement, as amended by this Amendment. (c) Borrower (i) acknowledges and consents to all of the terms and conditions of this Amendment; (ii) agrees that this Amendment, and all documents executed in connection herewith, do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents, or any certificates, documents, agreements, and instruments executed in connection therewith; and (iii) affirms all of its obligations under the Loan Documents. (d) Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows: (i) Borrower has taken all necessary action to authorize the execution, delivery, and performance of this Amendment; (ii) this Amendment has been duly executed and delivered by Borrower and constitutes Borrower’s legal, valid, and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to: (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally; and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); (iii) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery, or performance by Borrower of this Amendment; and (iv) the representations and warranties of Borrower set forth in Article IV of the Credit Agreement (as amended hereby), in each of the other Loan Documents, or in any document furnished in connection therewith, are true and correct in all material respects (other than any representation and warranty that is

4 WBD (US) 59102819v5 expressly qualified by materiality, in which case such representation and warranty is true and correct in all respects) as of the Third Amendment Effective Date with the same effect as if made on and as of the Third Amendment Effective Date (except that Section 4.04(a) of the Credit Agreement shall be deemed to refer to the audited consolidated balance sheet as of September 30, 2021), unless such representations and warranties specifically refer to an earlier date, in which case such representation and warranty is true and correct in all respects as of such earlier date. (e) This Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall constitute one and the same agreement. Each party may execute this Amendment in electronic format and delivery of such electronic executed document to the other party shall be proof of execution by the party thereto. Signatures hereunder that are images of manually executed signatures transmitted by telecopy, facsimile, or other electronic format (including, without limitation, “pdf,” “tif,” or “jpg”) or other electronic signatures shall be of the same legal effect, validity, and enforceability as a manually executed signature. (f) THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE, OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT, OR OTHERWISE) BASED UPON, ARISING OUT OF, OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NORTH CAROLINA. [Signatures Begin on Following Page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by its duly appointed representatives as of the Third Amendment Effective Date. BORROWER: MOUNTAINEER GAS COMPANY, a West Virginia corporation Name: Scott F. Klemm Its: Vice President, Chief Regulatory Officer & Assistant Treasurer [Signature Page to Third Amendment to Third Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT: TRUIST BANK, as Administrative Agent, as Letter of Credit Issuer, and as Shying Line Lender / / By: Name: D. Spencer Murphy Its: Senior Vice President [Signature Page to Third Amendment to Third Amended and Restated Credit Agreement]

LENDER: TRUIST BANK, as a Lender By: Name: D. Spencer Murphy Its: Senior Vice President [Signature Page to Third Amendment to Third Amended and Restated Credit Agreement]

LENDER: CITY NATIONAL BANK OF WEST VIRGINIA, as a Lender vy?By: Namer Jack Cavender Its: Executive Vice President [Signature Page to Third Amendment to Third Amended and Restated Credit Agreement] WBD (US) 59102819v4

LENDER: THE HUNTINGTON NATIONAL BANK, as a Lender if By: W^VMJtLWs/ Name: Nolan Woodbury^ Its: Assistant Vice President [Signature Page to Third Amendment to Third Amended and Restated Credit Agreement] WBD (US) 59102819v4

11 WBD (US) 59102819v5 EXHIBIT A Conformed Copy of Credit Agreement (attached)

Conformed to that certain First Amendment to Third Amended and Restated Credit Agreement, dated as of November 13, 2020; that certain Second Amendment to Third Amended and Restated Credit Agreement, dated as of April 9, 2021; and that certain Third Amendment to Third Amended and Restated Credit Agreement, dated as of October 20, 2022. WBD (US) 57324867v5 THIRD AMENDED AND RESTATED CREDIT AGREEMENT dated as of November 26, 2019 among MOUNTAINEER GAS COMPANY as Borrower, The Lenders Party Hereto and TRUIST BANK, as Administrative Agent, Letter of Credit Issuer and Swing Line Lender TRUIST SECURITIES, INC., as Lead Arranger

i WBD (US) 57324867v5 TABLE OF CONTENTS ARTICLE I DEFINITIONS .....................................................................................................................1 SECTION 1.01. Definitions..............................................................................................1 SECTION 1.02. Accounting Terms and Determinations ...............................................34 SECTION 1.03. Use of Defined Terms ..........................................................................34 SECTION 1.04. Terms Generally...................................................................................34 SECTION 1.05. Amendment and Restatement of Existing Credit Agreement ..............35 SECTION 1.06. Rates. ....................................................................................................35 ARTICLE II THE CREDIT ....................................................................................................................36 SECTION 2.01. Commitments to Make Advances. .......................................................36 SECTION 2.02. Method of Borrowing Advances. .........................................................38 SECTION 2.03. Continuation and Conversion Elections...............................................39 SECTION 2.04. Notes ....................................................................................................40 SECTION 2.05. Maturity of Advances ..........................................................................40 SECTION 2.06. Interest Rates. .......................................................................................40 SECTION 2.07. Fees. .....................................................................................................41 SECTION 2.08. Optional Termination or Reduction of Commitments .........................42 SECTION 2.09. Termination of Commitments ..............................................................42 SECTION 2.10. Optional Prepayments. .........................................................................42 SECTION 2.11. Mandatory Prepayments. .....................................................................43 SECTION 2.12. General Provisions as to Payments. .....................................................45 SECTION 2.13. Computation of Interest and Fees ........................................................50 SECTION 2.14. Increase in Commitments. ...................................................................51 SECTION 2.15. Offer to Prepay in the Event of a Change in Control. ..........................54 SECTION 2.16. Options to Extend ................................................................................55 ARTICLE III CONDITIONS TO BORROWINGS .................................................................................57 SECTION 3.01. Conditions to Closing and First Borrowing .........................................57 SECTION 3.02. Conditions to All Borrowings ..............................................................59 ARTICLE IV REPRESENTATIONS AND WARRANTIES..................................................................60 SECTION 4.01. Existence and Power ............................................................................60 SECTION 4.02. Organizational and Governmental Authorization; No Contravention .......................................................................................60 SECTION 4.03. Binding Effect ......................................................................................61 SECTION 4.04. Financial Information...........................................................................61 SECTION 4.05. Litigation ..............................................................................................61 SECTION 4.06. Compliance with ERISA......................................................................62 SECTION 4.07. Compliance with Laws; Payment of Taxes .........................................63 SECTION 4.08. Subsidiaries ..........................................................................................63 SECTION 4.09. Investment Company Act, Etc. ............................................................63 SECTION 4.10. All Consents Required .........................................................................63 SECTION 4.11. Ownership of Property; Liens ..............................................................64

ii WBD (US) 57324867v5 SECTION 4.12. Material Contracts; No Default ............................................................64 SECTION 4.13. Full Disclosure .....................................................................................64 SECTION 4.14. Environmental Matters.........................................................................64 SECTION 4.15. [Reserved] ............................................................................................65 SECTION 4.16. Capital Securities .................................................................................65 SECTION 4.17. Margin Stock ........................................................................................65 SECTION 4.18. [Reserved] ............................................................................................66 SECTION 4.19. Burdensome Restrictions .....................................................................66 SECTION 4.20. Labor Matters .......................................................................................66 SECTION 4.21. Patents, Trademarks, Etc......................................................................66 SECTION 4.22. Insurance ..............................................................................................66 SECTION 4.23. [Reserved]. ...........................................................................................66 SECTION 4.24. Ownership Structure ............................................................................67 SECTION 4.25. Reports Accurate; Disclosure ..............................................................67 SECTION 4.26. Existing Indebtedness; Future Liens ....................................................67 SECTION 4.27. [Reserved]. ...........................................................................................68 SECTION 4.28. Schedules .............................................................................................68 SECTION 4.29. Survival of Representations and Warranties, Etc. ...............................68 SECTION 4.30. Loans and Investments .........................................................................68 SECTION 4.31. [Reserved] ............................................................................................68 SECTION 4.32. USA Patriot Act; OFAC ......................................................................68 SECTION 4.33. EEA Financial Institution ....................................................................69 SECTION 4.34. No LLC Division .................................................................................69 ARTICLE V COVENANTS ...................................................................................................................69 SECTION 5.01. Information ..........................................................................................69 SECTION 5.02. Inspection of Property, Books and Records .........................................72 SECTION 5.03. [Reserved]. ...........................................................................................72 SECTION 5.04. [Reserved]. ...........................................................................................72 SECTION 5.05. [Reserved]. ...........................................................................................72 SECTION 5.06. Debt ......................................................................................................72 SECTION 5.07. Maximum Leverage .............................................................................73 SECTION 5.08. Disposition of Assets ...........................................................................73 SECTION 5.09. Interest Coverage Ratio........................................................................73 SECTION 5.10. Loans or Advances ...............................................................................73 SECTION 5.11. Restricted Payments. ............................................................................74 SECTION 5.12. Investments ..........................................................................................74 SECTION 5.13. Liens .....................................................................................................74 SECTION 5.14. Maintenance of Existence, etc. ............................................................76 SECTION 5.15. Maintenance of Debt Rating ................................................................76 SECTION 5.16. Consolidations, Mergers and Acquisitions ..........................................76 SECTION 5.17. Use of Proceeds....................................................................................78 SECTION 5.18. Compliance with Laws; Payment of Taxes .........................................78 SECTION 5.19. Insurance ..............................................................................................78 SECTION 5.20. Change in Fiscal Year ..........................................................................79 SECTION 5.21. Maintenance of Property ......................................................................79 SECTION 5.22. Environmental Notices.........................................................................79

SECTION 5.23.	Environmental Matters	79
SECTION 5.24.	[Reserved].	79
SECTION 5.25.	[Reserved].	79
SECTION 5.26.	Transactions with Affiliates	79
SECTION 5.27.	Joinder of Subsidiaries.	80
SECTION 5.28.	Plans and Benefit Arrangements	80
SECTION 5.29.	Partnerships and Joint Ventures	80
SECTION 5.30.	Plans and Benefit Arrangements.	80
SECTION 5.31.	No Modification of Management Agreement	81
SECTION 5.32.	Modifications of Organizational Documents	82
SECTION 5.33.	[Reserved].	82
SECTION 5.34.	Hedge Transactions	82
SECTION 5.35.	Guaranties	82
SECTION 5.36.	Management Expenses	82
SECTION 5.37.	Gas Purchase Agreements	82
SECTION 5.38.	Limitations on Modification and Prepayments of the Senior Notes	82
SECTION 5.39.	No LLC Division	83

ARTICLE VI

DEFAULTS		83
SECTION 6.01.	Events of Default	83
SECTION 6.02.	Notice of Default	87
SECTION 6.03.	Cash Cover	87
SECTION 6.04.	Allocation of Proceeds	87

ARTICLE VII

THE ADMINISTRATIVE AGENT		88
SECTION 7.01.	Appointment and Authority	88
SECTION 7.02.	Rights as a Lender	89
SECTION 7.03.	Exculpatory Provisions	89
SECTION 7.04.	Reliance by Administrative Agent	90
SECTION 7.05.	Delegation of Duties	90
SECTION 7.06.	Resignation of Administrative Agent	90
SECTION 7.07.	Non-Reliance on Administrative Agent and Other Lenders	91
SECTION 7.08.	No Other Duties, etc.	91
SECTION 7.09.	Other Agents	92
SECTION 7.10.	Guaranty Matters	92
SECTION 7.11.	Administrative Agent May File Proofs of Claim	92
SECTION 7.12.	Certain ERISA Matters.	93

ARTICLE VIII

CHANGE IN CIRCUMSTANCES; COMPENSATION		95
SECTION 8.01.	Inability to Determine Interest Rates; Benchmark Replacement Setting	95
SECTION 8.02.	Illegality	97
SECTION 8.03.	Increased Cost and Reduced Return.	98
SECTION 8.04.	Base Rate Advances Substituted for Affected SOFR Advances	99
SECTION 8.05.	Compensation	100

iii

WBD (US) 57324867v5

iv WBD (US) 57324867v5 SECTION 8.06. Mitigation ...........................................................................................100 ARTICLE IX MISCELLANEOUS ........................................................................................................101 SECTION 9.01. Notices Generally...............................................................................102 SECTION 9.02. No Waivers ........................................................................................103 SECTION 9.03. Expenses; Indemnity; Damage Waiver. .............................................104 SECTION 9.04. Setoffs; Sharing of Set-Offs; Application of Payments. ....................106 SECTION 9.05. Amendments and Waivers. ................................................................107 SECTION 9.06. Margin Stock Collateral .....................................................................108 SECTION 9.07. Successors and Assigns......................................................................108 SECTION 9.08. Confidentiality ...................................................................................112 SECTION 9.09. Representation by Lenders .................................................................113 SECTION 9.10. Obligations Several ............................................................................113 SECTION 9.11. Survival of Certain Obligations .........................................................114 SECTION 9.12. North Carolina Law ...........................................................................114 SECTION 9.13. Severability ........................................................................................114 SECTION 9.14. Interest................................................................................................114 SECTION 9.15. Interpretation ......................................................................................114 SECTION 9.16. Counterparts; Integration; Effectiveness; Electronic Execution. .......114 SECTION 9.17. Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trial. ...........................................................................................115 SECTION 9.18. Independence of Covenants ...............................................................116 SECTION 9.19. Cash Collateral ...................................................................................116 SECTION 9.20. Defaulting Lenders.............................................................................117 SECTION 9.21. Patriot Act ..........................................................................................120 SECTION 9.22. Acknowledgement and Consent to Bail-In of Affected Financial Institutions ..........................................................................120 ARTICLE X GUARANTY ...................................................................................................................120 SECTION 10.01. Unconditional Guaranty .....................................................................120 SECTION 10.02. Obligations Absolute .........................................................................121 SECTION 10.03. Continuing Obligations; Reinstatement .............................................123 SECTION 10.04. Additional Security, Etc. ....................................................................123 SECTION 10.05. Information Concerning the Borrower...............................................124 SECTION 10.06. Guarantors’ Subordination .................................................................124 SECTION 10.07. Waiver of Subrogation .......................................................................124 SECTION 10.08. Enforcement .......................................................................................124 SECTION 10.09. Miscellaneous ....................................................................................125 SECTION 10.10. Acknowledgement Regarding Any Supported QFCs ........................125 ARTICLE XI LETTER OF CREDIT FACILITY ..................................................................................126 SECTION 11.01. Obligation to Issue .............................................................................126 SECTION 11.02. Types and Amounts ...........................................................................126 SECTION 11.03. Conditions ..........................................................................................127 SECTION 11.04. Issuance of Letters of Credit. .............................................................127

v WBD (US) 57324867v5 SECTION 11.05. Reimbursement Obligations; Duties of the Letter of Credit Issuer. .................................................................................................129 SECTION 11.06. Participations......................................................................................130 SECTION 11.07. Payment of Reimbursement Obligations. ..........................................132 SECTION 11.08. Replacement of the Letter of Credit Issuer ........................................133 SECTION 11.09. Cash Collateralization ........................................................................133 SECTION 11.10. Assumption of Risk; Exoneration. .....................................................134

vi WBD (US) 57324867v5 SCHEDULES* SCHEDULE 2.01 ........................................................................... Revolver Commitments SCHEDULE 4.05 .................................................................................................. Litigation SCHEDULE 4.06 ................................................... Exceptions to Compliance with ERISA SCHEDULE 4.14 .............................................................................Environmental Matters SCHEDULE 4.20 .......................................................... Collective Bargaining Agreements SCHEDULE 4.22 .................................................................................................. Insurance SCHEDULE 4.24 .............................................................................................. Subsidiaries SCHEDULE 4.26 ........................................................ Existing Indebtedness; Future Liens SCHEDULE 5.10 ................................................................................... Loans or Advances SCHEDULE 5.12 .................................................. Investments (as of September 30, 2019) SCHEDULE 5.13 ........................................................................................ Permitted Liens SCHEDULE 5.16 ............................................................................. Permitted Acquisitions SCHEDULE 5.26 ..................................................................... Transactions with Affiliates EXHIBITS* EXHIBIT A .................................................................. Form of Notice of Borrowing EXHIBIT B-1 ...........................................................................Form of Revolver Notes EXHIBIT B-2 ................................................................. Form of Swing Advance Note EXHIBIT C ....................................... Form of Notice of Continuation or Conversion EXHIBIT D ............................................. Forms of U.S. Tax Compliance Certificate EXHIBIT E ..................................................................... Form of Joinder Agreement EXHIBIT F ............................................ Form of Notice of Letter of Credit Issuance EXHIBIT G ..................................................... Form of Assignment and Assumption EXHIBIT H .............................................................. Form of Compliance Certificate EXHIBIT I ....................................................... Form of Letter of Credit Application EXHIBIT J .............................................. Form of Dividend Compliance Certificate *Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.

1 WBD (US) 57324867v5 THIRD AMENDED AND RESTATED CREDIT AGREEMENT THIS THIRD AMENDED AND RESTATED CREDIT AGREEMENT is dated as of November 26, 2019 among MOUNTAINEER GAS COMPANY, a West Virginia corporation, as Borrower, the LENDERS party hereto and TRUIST BANK, as Administrative Agent, Letter of Credit Issuer and Swing Line Lender. RECITALS A. Certain of the parties hereto are parties to a Second Amended and Restated Credit Agreement dated as of December 1, 2014 by and among the Borrower, Truist Bank (formerly known as Branch Banking and Trust Company), as Administrative Agent, Letter of Credit Issuer and Swing Line Lender, and the Lenders identified therein (the “Existing Credit Agreement”), and certain other Loan Documents entered into in connection with (and as defined in) the Existing Credit Agreement (collectively with the Existing Credit Agreement, the “Existing Loan Documents”), pursuant to which the Lenders party thereto provided credit facilities to the Borrower in the aggregate principal amount of up to $100,000,000, subject to increase from time to time to a maximum aggregate principal amount of $170,000,000 as set forth in the Existing Credit Agreement. B. The parties wish to enter into this Agreement, and the Borrower wishes to issue the Notes described herein, which shall amend, restate, replace and supersede (but not cause a novation of) the Existing Credit Agreement and the other Existing Loan Documents and which hereinafter shall govern the terms and conditions under which the Lenders shall provide senior revolving and letter of credit facilities to the Borrower. NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereby agree as follows: ARTICLE I DEFINITIONS SECTION 1.01. Definitions. The terms as defined in this Section 1.01 shall, for all purposes of this Agreement and any amendment hereto (except as otherwise expressly provided or unless the context otherwise requires), have the meanings set forth herein: “2017 Note Purchase Agreement” means that certain Note Purchase Agreement dated as of April 12, 2017, as may be amended from time to time, by and among the Borrower and the purchasers party thereto pursuant to which the Borrower issued the 2027 Senior Notes, the 2029 Senior Notes, and the 2032 Senior Notes. “2019 Note Purchase Agreement” means that certain Note Purchase Agreement dated as of December 20, 2019, as may be amended from time to time, by and among the Borrower and the purchasers party thereto pursuant to which the Borrower issued the 2034 Senior Notes. “2022 Note Purchase Agreement” means that certain Note Purchase Agreement dated as of June 30, 2022, as may be amended from time to time, by and among the Borrower and the purchasers party thereto pursuant to which the Borrower issued the 2052 Senior Notes.

2 WBD (US) 57324867v5 “2027 Senior Notes” means the Mountaineer Gas Company $40,000,000 4.20% Senior Notes, Series A, due December 20, 2027, issued pursuant to the 2017 Note Purchase Agreement. “2029 Senior Notes” means the Mountaineer Gas Company $20,000,000 4.27% Senior Notes, Series B, due December 20, 2029, issued pursuant to the 2017 Note Purchase Agreement. “2032 Senior Notes” means the Mountaineer Gas Company $40,000,000 4.41% Senior Notes, Series C, due December 20, 2032, issued pursuant to the 2017 Note Purchase Agreement. “2034 Senior Notes” means the Mountaineer Gas Company $40,000,000 3.50% Senior Notes, Series D, due December 20, 2034, issued pursuant to the 2019 Note Purchase Agreement. “2052 Senior Notes” means the Mountaineer Gas Company $40,000,000 4.49% Senior Notes, Series E, due August 16, 2052, issued pursuant to the 2022 Note Purchase Agreement “Accepting Lenders” has the meaning set forth in Section 2.15(d). “Acquisition” means any transaction or series of related transactions for the purpose of, or resulting in, directly or indirectly, (a) the acquisition by the Borrower or any Subsidiary of all or substantially all of the assets of a Person (other than a Subsidiary) or of any business or division of a Person (other than a Subsidiary), (b) the acquisition by the Borrower or any Subsidiary of more than 50% of any class of Voting Stock (or similar ownership interests) of any Person (provided that formation or organization of any Wholly Owned Subsidiary shall not constitute an “Acquisition” to the extent that the amount of the Investment in such entity is permitted under Sections 5.10 and 5.12), or (c) a merger, consolidation, amalgamation or other combination by the Borrower or any Subsidiary with another Person (other than a Subsidiary) if the Borrower or such Subsidiary is the surviving entity; provided that in any merger involving the Borrower, the Borrower must be the surviving entity. “Additional Lender” has the meaning set forth in Section 2.14(a). “Adjusted Daily Simple SOFR” means, for any day (a “Simple SOFR Rate Day”), a rate per annum equal to the greater of (a) the sum of (i) SOFR for the day (such day, a “SOFR Determination Day”) that is five (5) U.S. Government Securities Business Days prior to (A) if such Simple SOFR Rate Day is a U.S. Government Securities Business Day, such Simple SOFR Rate Day or (B) if such Simple SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such Simple SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website; provided that if by 5:00 p.m. on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Day, SOFR in respect of such SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to Adjusted Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Day will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided further that SOFR as determined pursuant to this proviso shall be utilized for purposes of calculation of Adjusted Daily Simple SOFR for no more than three (3) consecutive Simple SOFR Rate Days and (ii) the Simple SOFR Adjustment and (b) the Floor. Any change in Adjusted Daily Simple SOFR due to a change in

3 WBD (US) 57324867v5 SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower. “Adjusted Daily Simple SOFR Advance” means, with respect to any Advance, such Advance that shall bear interest at a rate based upon Adjusted Daily Simple SOFR. “Adjusted Daily Simple SOFR Borrowing” means a Borrowing consisting of Adjusted Daily Simple SOFR Advances. “Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided, that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor “Adjusted Term SOFR Advance” means, with respect to any Advance, such Advance that shall bear interest at a rate based upon Adjusted Term SOFR. “Adjusted Term SOFR Borrowing” means a Borrowing consisting of Adjusted Term SOFR Advances. “Administrative Agent” means Truist Bank, in its capacity as administrative agent for the Lenders, and its successors and permitted assigns in such capacity. “Administrative Agent’s Letter Agreement” means that certain fee letter, dated as of September 22, 2022, among the Borrower, the Administrative Agent and the Lead Arranger relating to the terms of this Agreement, and certain fees from time to time payable by the Borrower to the Administrative Agent, together with all amendments and modifications thereto. If there is any conflict between the provisions of this Agreement and the provisions of the Administrative Agent’s Letter Agreement, the provisions of this Agreement will control. “Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent. “Advances” means collectively the Revolver Advances and the Swing Advances. “Advance” means any one of such Advances, as the context may require. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” of any Person means (i) any other Person which directly, or indirectly through one or more intermediaries, controls such Person, (ii) any other Person which directly, or indirectly through one or more intermediaries, is controlled by or is under common control with such Person, or (iii) with respect only to the Borrower, “Affiliate” shall include any Person which owns, directly or indirectly, 10% or more of the Capital Securities of the Borrower or any Subsidiary or any Person of which the Borrower and its Subsidiaries own, directly or indirectly, 10% or more of the Capital Securities. As used herein, the term “control” means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of Voting Stock, by contract or otherwise.

4 WBD (US) 57324867v5 “Agreement” means this Credit Agreement, together with all schedules, exhibits and supplements hereto. “Annual Statements” has the meaning set forth in Section 4.04(a). “Applicable Margin” means the percentage rate set forth below corresponding to the range into which the Borrower’s Debt Rating then falls in accordance with the levels in the table set forth below or the corresponding Rating Categories of the Rating Agency that is providing the Debt Rating (each a “Level”). Any change in the Borrower’s Debt Rating which would cause it to move to a different Level in the table shall effect a change in the Applicable Margin on the first Domestic Business Day of the first calendar month following the date on which such change occurs. Level Borrower’s Debt Rating Applicable Margin for SOFR Advances Applicable Margin for Base Rate Advances Applicable Margin for Unused Commitment Fee 1 BBB+ or higher 1.00% 0.00% 0.10% 2 BBB 1.25% 0.25% 0.15% 3 BBB- 1.50% 0.50% 0.20% 4 BB+ 1.75% 0.75% 0.25% 5 BB or lower 2.25% 1.25% 0.30% As of the Third Amendment Effective Date, the Applicable Margin is determined by reference to Level 2. If at any time when the Borrower has two (2) Debt Ratings, and such Debt Ratings are split, then: (A) if the difference between such Debt Ratings is one ratings category, the Applicable Margin shall be the rate per annum that would be applicable if the higher of the Debt Ratings were used; and (B) if the difference between such Debt Ratings is two ratings categories or more, the Applicable Margin shall be the rate per annum that would be applicable if the tier above the lower of the applicable Debt Ratings were used. If at any time when the Borrower has three (3) or more Debt Ratings, and such Debt Ratings are split, then: (A) if the difference between the highest and the lowest such Debt Ratings is one ratings category, the Applicable Margin shall be the rate per annum that would be applicable if the highest of the Debt Ratings were used; and (B) if the difference between such Debt Ratings is two ratings categories or more, the Applicable Margin shall be the rate per annum that would be applicable if the tier above the lowest of the two (2) highest Debt Ratings were used. “Applicable Percentage” means with respect to any Lender, the percentage of the total Revolver Commitments represented by such Lender’s Revolver Commitment. If the Revolver Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolver Commitments most recently in effect, giving effect to any assignments. “Approved Fund” means any Fund that (i) is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender, and (ii) is approved in writing by the Borrower (such approval not to be unreasonably withheld, conditioned or delayed).

5 WBD (US) 57324867v5 “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 9.07 or the definition of “Eligible Assignee”), and accepted by the Administrative Agent, in substantially the form of Exhibit G or any other form approved by the Administrative Agent. “Auto-Extension Letter of Credit” has the meaning set forth in Section 11.04(d). “Availability” means one or more of the following: Unrestricted Assets, Unused Commitments (after giving effect to any Revolver Commitments obtained pursuant to an effective Commitment Increase pursuant to Section 2.14) or available borrowing capacity under an effective commitment letter or other written agreement to refinance the Senior Notes in form and substance satisfactory to the Administrative Agent. “Availability Period” means the period from and including the Closing Date to but excluding the Termination Date. “Available Tenor” shall mean, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 8.01(e). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Code” means the United States Bankruptcy Reform Act of 1978 (11 U.S.C. §§101, et. seq.), as amended from time to time. “Base Rate” means for any Base Rate Advance for any day, the rate per annum equal to the highest as of such day of (i) the Prime Rate, (ii) one-half of one percent (0.5%) above the Federal Funds Rate, and (iii) one percent (1.0%) above Adjusted Term SOFR for an Interest Period of one month commencing on the first day of the applicable Interest Period, in each instance as of such date of determination. For purposes of determining the Base Rate for any day, changes in the Prime Rate, the Federal Funds Rate or Adjusted Term SOFR, as applicable,

6 WBD (US) 57324867v5 shall be effective on the date of each such change. For purposes of Article VIII, references to “SOFR Advances” shall include any Base Rate Advances the interest rate on which is determined by reference to the Adjusted Term SOFR component of this definition. If the Base Rate shall be less than zero, it shall be deemed to be zero for purposes of this Agreement and the other Loan Documents. “Base Rate Advance” means, with respect to any Advance, such Advance that shall bear interest at a rate based upon the Base Rate. For the avoidance of doubt, Swing Advances are Base Rate Advances. “Base Rate Borrowing” means a Borrowing consisting of Base Rate Advances made to the Borrower. “Benchmark” shall mean, initially, Adjusted Daily Simple SOFR or the Term SOFR Reference Rate, as applicable; provided that if a Benchmark Transition Event has occurred with respect to Adjusted Daily Simple SOFR or the Term SOFR Reference Rate, as applicable, or the then-current Benchmark, then “Benchmark” shall mean the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 8.01(b). “Benchmark Replacement” shall mean with respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date (provided that with respect to the Benchmark that is Adjusted Daily Simple SOFR, clause (b) below shall be deemed the first alternative): (a) Adjusted Daily Simple SOFR; and (b) the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (ii) the related Benchmark Replacement Adjustment. If the Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” shall mean, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread

7 WBD (US) 57324867v5 adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities. “Benchmark Replacement Date” shall mean a date and time determined by the Administrative Agent, which date shall be no later than the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non- representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) above with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” shall mean the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or

8 WBD (US) 57324867v5 publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” shall mean, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 8.01 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 8.01. “Beneficial Ownership Certificate” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Arrangement” means an “employee benefit plan,” within the meaning of Section 3(3) of ERISA, which is neither a Plan nor a Multiemployer Plan and which is maintained, sponsored or otherwise contributed to by any member of the Controlled Group. “Borrower” means Mountaineer Gas Company, a West Virginia corporation, and its successors and its permitted assigns. “Borrowing” means a borrowing hereunder consisting of Advances made to the Borrower: (i) at the same time by all of the Lenders, in the case of Syndicated Borrowings, or (ii) by the Swing Line Lender, for Swing Advances. For the avoidance of doubt, any Swing Line Borrowing, Base Rate Borrowing, Adjusted Term SOFR Borrowing, Adjusted Daily Simple SOFR Borrowing or Term SOFR Index Rate Borrowing is a Borrowing. “Capital Securities” means, with respect to any Person, all of the shares of capital stock of (or other ownership, membership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership, membership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership, membership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership, membership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

9 WBD (US) 57324867v5 “Cash” means money, currency or a credit balance in any demand or deposit account with a United States federal or state chartered commercial bank of recognized standing having capital and surplus in excess of $500 million, so long as such bank has not been a Defaulting Lender for more than three (3) Domestic Business Days after notice to Borrower (which notice may be given by telephone or e-mail), which bank or its holding company has a short-term commercial paper rating of: (a) at least A-1 or the equivalent by S&P or at least P-1 or the equivalent by Moody’s, or (b) at least A-2 or the equivalent by S&P or at least P-2 or the equivalent by Moody’s (or, in the case of a current Lender only, if not rated by S&P or Moody’s, such Lender is rated by another rating agency acceptable to the Administrative Agent and such Lender’s rating by such rating agency is not lower than its rating by such rating agency on the Closing Date) and (i) all amounts and assets credited to such account are directly and fully guaranteed or insured by the United States of America or any agency thereof (provided that the full faith and credit of the United States is pledged in support thereof) or (ii) such bank is otherwise acceptable at all times and from time to time to the Administrative Agent in its sole discretion. “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Letter of Credit Issuer or Lenders, as collateral for Letter of Credit Obligations or obligations of Lenders to fund participations in respect of Letter of Credit Obligations, cash or deposit account balances or, if the Administrative Agent and the Letter of Credit Issuer shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and the Letter of Credit Issuer in their reasonable discretion. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such Cash Collateral and other credit support; provided, that with respect to Cash Collateral provided by the Borrower, the Borrower shall be permitted to use the proceeds of Swing Advances and Revolver Advances as Cash Collateral to the extent that the Borrower is entitled to request and receive any such Advances in accordance with the provisions of this Agreement. “Cash Equivalents” means Investments described in clauses (i), (ii) and (iii) of Section 5.12. “CERCLA” means the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. §9601 et seq. and its implementing regulations and amendments. “Certificate of Division” means a certificate, registration statement or any other document required to be filed with any applicable governmental authority in order to legally effectuate an LLC Division, including, without limitation, a certificate of division as described in Section 18-217 of the Delaware Limited Liability Company Act, as amended from time to time. “Change in Control” means either (a) Mountaintop Energy Holdings LLC (“MEHLLC”) fails for any reason whatsoever to own directly or indirectly (i) the beneficial interest of more than 50% of the issued and outstanding Capital Securities of the Borrower and (ii) the legal and beneficial interest of more than 50% of the issued and outstanding Capital Securities of the Borrower that are entitled to vote for members of the board of directors or equivalent governing body of the Borrower, or (b) UGI and its Affiliates, collectively, fail for any reason whatsoever to own directly or indirectly (i) the beneficial interest of more than 50% of the issued and outstanding Capital Securities of MEHLLC and (ii) the legal and beneficial interest of more than

10 WBD (US) 57324867v5 50% of the issued and outstanding Capital Securities of MEHLLC that are entitled to vote for members of the board of directors or equivalent governing body of MEHLLC. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any applicable law, rule, regulation or treaty of any Governmental Authority, (b) any change in any applicable law, rule, regulation or treaty of any Governmental Authority or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all applicable requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all applicable requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Closing Certificate” has the meaning set forth in Section 3.01(d). “Closing Date” means November 26, 2019. “Code” means the Internal Revenue Code of 1986, as amended, or any successor Federal tax code. Any reference to any provision of the Code shall also be deemed to be a reference to any successor provision or provisions thereof. “Commitment Increase” has the meaning set forth in Section 2.14(a). “Commitment Increase Date” has the meaning set forth in Section 2.14(c). “Compliance Certificate” has the meaning set forth in Section 5.01(c). “Conforming Changes” shall mean, with respect to either the use or administration of an initial Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate”, the definition of “Domestic Business Day”, the definition of “U.S. Government Securities Business Day”, the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 8.05 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

11 WBD (US) 57324867v5 “Consolidated EBITDA” means and includes, for the Borrower and the Consolidated Subsidiaries for any period, an amount equal to the sum of (a) Consolidated Net Income for such period; plus, (b) to the extent such amounts were deducted in computing Consolidated Net Income for such period: (i) Consolidated Interest Expense for such period; (ii) income tax expense of the Borrower and its Consolidated Subsidiaries; (iii) Depreciation and Amortization for such period; and (iv) other non-cash items of expense including, but not limited to, the aggregate expenses of the Loan Parties related to this Agreement and the Note Purchase Agreements (such aggregate expenses to be the amount deducted by the Loan Parties in the determination of Consolidated Net Income), all determined on a consolidated basis in accordance with GAAP; minus (c) other non-cash items of income of the Loan Parties, in each case set forth in clauses (a) through (c) above for such period. “Consolidated Interest Expense” for any period means all interest (including without limitation the interest component of capital leases), whether expensed or capitalized, in respect of Debt of the Borrower or any of its Consolidated Subsidiaries outstanding during such period on a consolidated basis, but excluding, amortization of Debt expense and amortization of gain or loss on reacquired Debt. Computations of Consolidated Interest Expense on a pro forma basis for Debt having a variable interest rate shall be calculated at the rate in effect on the date of any determination. “Consolidated Net Income” means, for any period the net income of the Borrower and the Consolidated Subsidiaries as set forth or reflected on the most recent consolidated income statement of the Borrower and its Consolidated Subsidiaries prepared in accordance with GAAP, but excluding the following: (a) the amount by which capital gains and other extraordinary credits exceed capital losses and extraordinary charges; (b) any gain arising from any write-up of assets or from the acquisition of any shares of capital stock or other equity interest of the Borrower or any other Loan Party; (c) earnings of any Person realized prior to the date it becomes a Loan Party or its assets are acquired by merger or otherwise by the Borrower or any other Loan Party; (d) earnings of any Person (other than a Loan Party) in which the Borrower or any other Loan Party has an ownership interest, not received by the Borrower or such other Loan Party in the form of cash distributions, provided that any earnings excluded pursuant to this clause (d) may be included in the year in which they are actually received as cash distributions; (e) earnings denominated in any currency which is not freely convertible into Dollars, provided that any earnings excluded pursuant to this clause (e) may be included in the year in which they are actually converted into Dollars; (f) any portion of the earnings of any Loan Party (other than the Borrower) which for any reason is unavailable for payment of dividends to the Borrower or any other Loan Party;

12 WBD (US) 57324867v5 (g) earnings of any Person (other than a Loan Party, except the Borrower) realized prior to the date it acquires the assets of the Borrower by merger or otherwise; and (h) any gain arising from the termination of a Plan. “Consolidated Subsidiary” means at any date any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of the Borrower in its consolidated financial statements as of such date. “Consolidated Total Assets” means the book value, determined on a consolidated basis in accordance with GAAP, of all assets of the Borrower and its Consolidated Subsidiaries. “Contamination” means the presence or release or threat of release of Hazardous Materials in, on, under or emanating to or from any Property, which pursuant to Environmental Laws requires notification or reporting to a Governmental Authority, or which pursuant to Environmental Laws requires the investigation, cleanup, removal, remediation, containment, abatement of or other response action or which otherwise constitutes a violation of Environmental Laws. “Controlled Group” means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with any Loan Party, are treated as a single employer under Section 414 of the Code. “Credit Exposure” means, as to any Lender at any time, the sum of (i) the aggregate outstanding principal amount of the Revolver Advances by such Lender, plus (ii) such Lender’s Applicable Percentage of the aggregate outstanding principal amount of all Swing Advances and Letter of Credit Obligations. “Credit Party Expenses” means, without limitation, (a) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, in connection with this Agreement and the other Loan Documents, including without limitation (i) the reasonable fees, charges and disbursements of (A) counsel for the Administrative Agent, (B) outside consultants for the Administrative Agent, (D) commercial finance examinations, and (E) all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of the Obligations; and (ii) in connection with (A) the syndication of the credit facilities provided for herein, (B) the administration, management, execution and delivery of this Agreement and the other Loan Documents, and the preparation, negotiation, administration and management of any amendments, modifications or waivers of the provisions of this Agreement and the other Loan Documents (whether or not the transactions contemplated thereby shall be consummated), or (C) the enforcement or protection of its rights in connection with this Agreement or the Loan Documents, and (b) with respect to the Letter of Credit Issuer, and its Affiliates, all reasonable and documented out-of-pocket expenses incurred in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder; and (c) all reasonable and documented out-of-pocket expenses incurred by the Lenders that are not the Administrative Agent, the Letter of Credit Issuer or any Affiliate of any of them, after the occurrence and during the continuance of an Event of Default in connection with any workout, restructuring or negotiations in respect of the Obligations.

13 WBD (US) 57324867v5 “Debt” of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money (whether current or long-term); (ii) all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business and, in each case, not past due for more than thirty (30) days after due; (iv) all obligations of such Person as lessee under capital leases; (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker’s acceptance, bank guarantees, surety bonds and similar instruments; (vi) all Redeemable Preferred Securities of such Person; (vii) all obligations (absolute or contingent) of such Person to reimburse any bank or other Person in respect of amounts which are available to be drawn or have been drawn under a letter of credit (including standby and commercial) or similar instrument; (viii) all Debt of others secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) a Lien on or payable out of the proceeds from any asset of such Person, whether or not such Debt is assumed by such Person; (ix) all Debt of others Guaranteed by such Person; (x) all obligations of such Person with respect to interest rate protection agreements, foreign currency exchange agreements or other hedging agreements (valued as the termination value thereof computed in accordance with a method approved by the International Swap Dealers Association and agreed to by such Person in the applicable hedging agreement, if any); (xi) all obligations of such Person under any synthetic lease, tax retention operating lease, Sale/Leaseback transaction, asset securitization, off-balance sheet loan or other off-balance sheet financing product; (xii) all obligations of such Person to purchase securities or other property arising out of or in connection with the sale of the same or substantially similar securities or property; (xiii) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person; and (xiv) all Hybrid Securities. The Debt of any Person shall include the Debt of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Debt provide that such Person is not liable therefor. For purposes hereof, the amount of any direct obligation arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments shall be the maximum amount available to be drawn thereunder. “Debt Rating” shall mean the Borrower’s senior unsecured debt rating assigned by the Rating Agency. “Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. “Default” means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived in writing, become an Event of Default. “Default Rate” means on any day, a per annum interest rate equal to the sum of 2% plus the Base Rate plus the Applicable Margin which may be applicable to any Advance (irrespective of whether any such type of Advance is actually outstanding hereunder).

14 WBD (US) 57324867v5 “Defaulting Lender” means, subject to Section 9.20(b), any Lender that (a) has failed to (i) fund all or any portion of its Advances within three Domestic Business Days after the date such Advances were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the Letter of Credit Issuer, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Advances) within three Domestic Business Days after the date when due, (b) has notified the Borrower, the Administrative Agent, the Letter of Credit Issuer, or the Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund an Advance hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within five Domestic Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender, or (iii) become the subject of a Bail-In Action. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 9.20(b)) upon delivery of written notice of such determination to the Borrower, the Letter of Credit Issuer, the Swing Line Lender and each Lender. “Depreciation and Amortization” means for any period an amount equal to the sum of all depreciation and amortization expenses of the Borrower and its Consolidated Subsidiaries for such period, as determined on a consolidated basis in accordance with GAAP. “Disposition” or “Dispose” means the sale, trade, transfer, license, lease or other disposition (including any Sale/Leaseback Transaction) of any property by the Borrower or any Subsidiary (including the Capital Securities of any Subsidiary), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith, but excluding any loss of, damage to or destruction of, or

15 WBD (US) 57324867v5 any condemnation or other taking for public use of, any property of the Borrower or any Subsidiaries. “Divided LLC” means any LLC which has been formed upon the consummation of a LLC Division. “Dividend Compliance Certificate” has the meaning assigned to such term in Section 5.11. “Dollars” or “$” means dollars in lawful currency of the United States of America. “Domestic Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in North Carolina are authorized or required by law to close. “Domestic Subsidiary” means any Subsidiary which is organized under the laws of any state or territory of the United States of America. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund, and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent, and (ii) unless an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include the Borrower, any of the Borrower’s Affiliates or Subsidiaries, any Defaulting Lender or any natural person. “Environmental Authorizations” means all licenses, permits, orders, approvals, notices, registrations or other authorizations for conducting the business of a Loan Party or any Subsidiary of a Loan Party required by any applicable Environmental Law. “Environmental Laws” means all federal, state, local and foreign laws and any consent decrees, settlement agreements, judgments, orders or directives issued by or entered into with a Governmental Authority pertaining or relating to: (i) pollution or pollution control; (ii) protection of human health or the environment; (iii) employee safety in the workplace; (iv) the presence, use, management, generation, manufacture, processing, extraction, treatment, recycling, refining, reclamation, labeling, transport, storage, collection, distribution, disposal or release or threat of

16 WBD (US) 57324867v5 release of Hazardous Materials; (v) the presence of Contamination; (vi) the protection of endangered or threatened species; and (vii) the protection of Environmentally Sensitive Areas. “Environmental Notices” means any written notice by any Person or a Governmental Authority setting forth a cause of action for personal injury or property damage, natural resource damage, contribution or indemnity for response costs, civil or administrative penalties, criminal fines or penalties, or declaratory or equitable relief arising under any Environmental Laws or any order, notice of violation, citation, subpoena, request for information or other written notice or demand of any type issued by a Governmental Authority pursuant to any Environmental Laws. “Environmental Releases” means releases as defined in CERCLA or under any applicable Environmental Law and shall include, in any event and without limitation, any release of petroleum or petroleum related products. “Environmentally Sensitive Area” means (i) any wetland as defined by applicable Environmental Laws; (ii) any area designated as a coastal zone pursuant to applicable Laws, including Environmental Laws; (iii) any area of historic or archeological significance or scenic area as defined or designated by applicable Laws, including Environmental Laws; (iv) habitats of endangered species or threatened species as designated by applicable Laws, including Environmental Laws; or (v) a floodplain or other flood hazard area as defined pursuant to any applicable Laws. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law and all rules and regulations from time to time promulgated thereunder. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” has the meaning set forth in Section 6.01. “Excluded Taxes” means, with respect to any Recipient, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), in each case, (i) imposed by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located or (ii) that are Other Connection Taxes, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located, (c) in the case of a Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.12(e), (d) any tax, assessment or other governmental charge that would not have been imposed but for a failure by any Lender, the Letter of Credit Issuer, the Administrative Agent, or any other legal or beneficial holder or any foreign financial institution through which payments on the Borrowings under this Agreement are made to comply with any applicable certification,

17 WBD (US) 57324867v5 documentation, information or other reporting requirement concerning the nationality, residence, identity, direct or indirect ownership of or investment in, or connection with the United States of America of the applicable Lender, Letter of Credit Issuer, Administrative Agent, or any other legal or beneficial holder or any foreign financial institution through which payments on the Borrowings under this Agreement are made if such compliance is required by Sections 1471 or 1472 of the Code or any federal regulation promulgated or Revenue Ruling, Revenue Procedure, or Notice (to the extent such Notice provides formal, definitive guidance) issued by the U.S. Internal Revenue Service thereunder as a precondition to relief or exemption from such tax, assessment or other governmental charge (collectively, “FATCA”), and (e) any taxes attributable to its failure to comply with Section 2.12(e)(v). “Existing Credit Agreement” has the meaning given such term in the Recitals. “Existing Loan Documents” has the meaning given such term in the Recitals. “Extension of Credit” shall mean, as to any Lender or the Letter of Credit Issuer, as applicable, the making of an Advance by such Lender, any conversion or continuation of a Borrowing pursuant to Section 2.03, or the issuance, extension or renewal of a Letter of Credit. “Facing Fee” has the meaning given such term in Section 2.07(c). “FATCA” has the meaning set forth in the definition of Excluded Taxes. “Federal Funds Rate” means, for any day, the rate per annum (rounded upward, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to Truist Bank on such day on such transactions as determined by the Administrative Agent. “First Extended Maturity Date” means November 26, 2025. “First Option to Extend” means Borrower’s option, subject to the terms and conditions of that certain Section hereof entitled Options to Extend, to extend the term of this Agreement from the Original Maturity Date to the First Extended Maturity Date. “Fiscal Quarter” means any fiscal quarter of the Borrower. “Fiscal Year” means any fiscal year of the Borrower. “Fitch” means Fitch IBCA, Duff & Phelps, a division of Fitch, Inc. and its successors. “Floor” shall mean a rate of interest equal to 0%.

18 WBD (US) 57324867v5 “Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. “Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the Letter of Credit Issuer, such Defaulting Lender’s Applicable Percentage of the outstanding Letter of Credit Obligations other than Letter of Credit Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized by the Borrower or such Defaulting Lender in accordance with the terms of this Agreement; and (b) with respect to the Swing Line Lender, such Defaulting Lender’s Applicable Percentage of Swing Advances other than Swing Advances as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized by the Borrower or such Defaulting Lender in accordance with the terms of this Agreement. “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business. “GAAP” means generally accepted accounting principles applied on a basis consistent with those which, in accordance with Section 1.02, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement. “Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Guarantee” by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term “Guarantee” used as a verb has a corresponding meaning. “Guaranteed Obligations” means the Obligations, including without limitation, any and all liabilities, indebtedness and obligations of any and every kind and nature, heretofore, now or hereafter owing, arising, due or payable from the Borrower to one or more of the Lenders, the Letter of Credit Issuer, the Administrative Agent, or any of them, arising under or evidenced by this Agreement, the Notes or any other Loan Document.

19 WBD (US) 57324867v5 “Guarantors” means collectively all direct and indirect Material Subsidiaries of the Borrower or Guarantors acquired, formed or otherwise in existence after the Closing Date. “Hazardous Materials” includes, without limitation, (a) solid or hazardous waste, as defined in the Resource Conservation and Recovery Act of 1980, 42 U.S.C. §6901 et seq. and its implementing regulations and amendments, or in any applicable state or local law or regulation, (b) any “hazardous substance,” “pollutant” or “contaminant,” as defined in CERCLA, or in any applicable state or local law or regulation, (c) gasoline, or any other petroleum product or by- product, including crude oil or any fraction thereof, (d) toxic substances, as defined in the Toxic Substances Control Act of 1976, or in any applicable state or local law or regulation and (e) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable state or local law or regulation, as each such Act, statute or regulation may be amended from time to time. “Hedge Transaction” of any Person shall mean any transaction (including an agreement with respect thereto) now existing or hereafter entered into by such Person that is a rate swap, basis swap, forward rate transaction, commodity swap, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collateral transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures. Notwithstanding the foregoing, any transaction entered into pursuant to physical gas supply contracts for delivery to any Loan Party, including forward transactions related thereto, shall not constitute a Hedge Transaction. “Historical Statements” has the meaning set forth in Section 4.04(a). “Hybrid Security” shall mean any of the following: (i) beneficial interests issued by a trust or other entity which constitutes a Loan Party or a Subsidiary of any Loan Party, substantially all of the assets of which trust or other entity are unsecured Debt of any Loan Party or any Subsidiary of any Loan Party or proceeds thereof, and all payments of which Debt are required to be, and are, distributed to the holders of beneficial interests in such trust promptly after receipt by such trust, or (ii) any shares of Capital Securities or other equity interest that, other than solely at the option of the issuer thereof, by their terms (or by the terms of any security into which they are convertible or exchangeable) are, or upon the happening of an event or the passage of time would be, required to be redeemed or repurchased, in whole or in part, or have, or upon the happening of an event or the passage of time would have, a redemption or similar payment. “Increasing Lender” has the meaning set forth in Section 2.14(a). “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitee” has the meaning set forth in Section 9.03(b). “Information” has the meaning set forth in Section 9.08.

20 WBD (US) 57324867v5 “Initial Advances” has the meaning set forth in Section 2.14(e). “Interest Coverage Ratio” means the ratio determined at the end of each Fiscal Quarter of (1) Consolidated EBITDA to (2) Consolidated Interest Expense, for the four (4) Fiscal Quarters then ended. “Interest Payment Date” means the first day of each month. “Interest Period” means: (1) with respect to each Adjusted Term SOFR Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the first, third or sixth month thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that: (a) any Interest Period (subject to clause (c) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day unless such Domestic Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Domestic Business Day; (b) any Interest Period which begins on the last Domestic Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall, subject to clause (c) below, end on the last Domestic Business Day of the appropriate subsequent calendar month; and (c) no Interest Period may be selected that would end after the Maturity Date. (2) with respect to each Term SOFR Index Rate Borrowing, a calendar month (commencing on the first day of each calendar month and ending on the last day of each calendar month regardless of whether a Term SOFR Index Rate Borrowing is outstanding on either date); provided that: (a) the initial Interest Period applicable to Term SOFR Index Rate Borrowings shall mean the period commencing and ending on the Closing Date; and (b) the last Interest Period applicable to Term SOFR Index Rate Borrowings under this Agreement shall end on the Termination Date. “Interim Statements” has the meaning set forth in Section 4.04(a). “Investment” means any investment in any Person, whether by means of (i) purchase or acquisition of all or substantially all of the assets of such Person (or of a division or line of business of such Person), (ii) purchase or acquisition of obligations or securities of such Person, (iii) capital contribution to such Person, (iv) loan or advance to such Person, (v) making of a time deposit with such Person, (vi) Guarantee or assumption of any obligation of such Person or (vii) by any other means. “Joinder Agreement” means a Joinder and Reaffirmation Agreement substantially in the form of Exhibit E.

21 WBD (US) 57324867v5 “Labor Contracts” means all collective bargaining agreements and other agreements among any Loan Party or Subsidiary of a Loan Party and a union or other representative of its employees. “Laws” means all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes, executive orders, and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “Lead Arranger” means Truist Securities, Inc., in its capacity as lead arranger for the Lenders, and its successors and permitted assigns in such capacity. “Lender” means the Persons listed on Schedule 2.01 as having a Revolver Commitment and any other Person that shall have become party hereto pursuant to an Assignment and Assumption or Section 2.14, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption or otherwise pursuant to the terms of this Agreement, and their respective successors and assigns. Unless the context requires otherwise, the term “Lenders” includes the Swingline Lender. “Lending Office” means, as to each Lender, its office located at its address set forth on its signature page hereto or its Administrative Questionnaire or such other office as such Lender may hereafter designate as its Lending Office by notice to the Borrower and the Administrative Agent. “Letter of Credit” means a letter of credit issued by the Letter of Credit Issuer for the account of the Borrower pursuant to Article XI. “Letter of Credit Application Agreement” means, with respect to a Letter of Credit, such form of application attached as Exhibit I hereto, subject to any modifications generally applicable to all letter of credit applicants of the Letter of Credit Issuer; provided, however, that in the event of any conflict between the terms of any Letter of Credit Application Agreement and this Agreement, the terms of this Agreement shall control. “Letter of Credit Expiration Date” means the date that is thirty (30) days prior to the Termination Date. “Letter of Credit Fee” has the meaning set forth in Section 2.07(b). “Letter of Credit Issuer” means Truist Bank and its successors and permitted assigns. “Letter of Credit Obligations” means, at any particular time, the sum of (a) the Reimbursement Obligations at such time, (b) the Undrawn Amounts at such time and (c) the aggregate maximum amount available for drawing under Letters of Credit the issuance of which has been authorized by the Letter of Credit Issuer but which have not yet been issued.

22 WBD (US) 57324867v5 “Lien” means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, servitude or encumbrance of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset. “LLC” means any limited liability company formed under the laws of any State of the United States of America. “LLC Division” means the division or divisive merger of any LLC into multiple entities or multiple series of the same entity pursuant to any applicable law, including, without limitation, pursuant to Section 18-217 of the Delaware Limited Liability Company Act, as amended from time to time. “Loan Documents” means this Agreement, the Notes, the Letter of Credit Application Agreements, any other document evidencing or securing the Advances or the Letters of Credit, and any other document or instrument delivered from time to time in connection with this Agreement, the Notes, the Letter of Credit Application Agreements, the Advances or the Letters of Credit, as such documents and instruments may be amended or supplemented from time to time. “Loan Parties” means collectively the Borrower and each Guarantor that is now or hereafter a party to any of the Loan Documents. “Long Term Debt” means Debt, on a consolidated basis, classified as “long term debt” in accordance with GAAP, including the current portion thereof and including the outstanding balance of the Obligations and the Senior Notes. For the purposes of this definition, the aggregate outstanding balance of the Revolver Advances, Swing Advances and Letter of Credit Obligations shall include the average daily balance outstanding, if any, during the twelve (12) months immediately preceding any Fiscal Quarter or date of determination. “Management Agreement” means the Shared Services Agreement between UGI, UGI Utilities, Inc., UGI Energy Services, LLC, AmeriGas Propane, Inc. and Borrower effective June 28, 2022, as the same may be amended, modified, supplemented, restated or replaced from time to time in accordance with this Agreement. “Management Expenses” means, for any period, the sum of all expenses, fees, salaries, awards, bonuses and other compensation paid or incurred (in any case, whether in cash or otherwise) by any Loan Party or any of its Subsidiaries to any Affiliate (other than Affiliates who are employees of such Loan Party or Subsidiary) in connection with services rendered with respect to the management or supervision of any Loan Party or any of its Subsidiaries pursuant to the Management Agreement or any other management agreement.

23 WBD (US) 57324867v5 “Margin Stock” means “margin stock” as defined in Regulations T, U or X of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder. “Material Adverse Effect” means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon (a) the financial condition, operations, business or properties of the Loan Parties or the Loan Parties and their respective Subsidiaries taken as a whole, (b) the rights and remedies of the Administrative Agent or the Lenders under this Agreement, the Notes, the Letters of Credit and the Letter of Credit Application Agreements, (c) the ability of the Borrower or any other Loan Party to perform its obligations under this Agreement, the Notes, the Letters of Credit and the Letter of Credit Application Agreements, as applicable, or (d) the legality, validity or enforceability of this Agreement, the Notes, the Letters of Credit and the Letter of Credit Application Agreements. “Material Contract” has the meaning given such term in Section 4.12. “Material Subsidiary” shall mean any Subsidiary of the Borrower that, together with its Subsidiaries, (a) generates more than 10% of Consolidated EBITDA on a pro forma basis for the four (4) consecutive Fiscal Quarters most recently ended or (b) accounts for (or which may be attributed) 10% or more of the Consolidated Total Assets of the Borrower and its Subsidiaries on a pro forma basis for the four (4) consecutive Fiscal Quarters most recently ended; provided, however, that if at any time there are Subsidiaries of the Borrower which are not classified as “Material Subsidiaries” but which collectively (i) generate more than 10% of Consolidated EBITDA on a pro forma basis or (ii) account for more than 10% of Consolidated Total Assets of the Borrower on a pro forma basis, then such Subsidiaries shall be designated as Material Subsidiaries. “Maturity Date” means the Original Maturity Date, the First Extended Maturity Date or the Second Extended Maturity Date, as applicable. “MEHLLC” has the meaning set forth in the definition of “Change in Control”. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Multiemployer Plan” shall mean any employee benefit plan which is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA and to which the Borrower or any member of the Controlled Group is then making or accruing an obligation to make contributions or, within the preceding five (5) Plan years, has made or had an obligation to make such contributions. “Multiple Employer Plan” shall mean a Plan which has two or more contributing sponsors (including the Borrower or any member of the Controlled Group) at least two of whom are not under common control, as such a plan is described in Sections 4063 and 4064 of ERISA.

24 WBD (US) 57324867v5 “Net Cash Proceeds” means, with respect to any transaction, an amount equal to the cash proceeds received by the Borrower or any of its Subsidiaries from or in respect of such transaction (including, when received, any cash proceeds received as income, other deferred cash proceeds or other cash proceeds of any non-cash proceeds of such transaction), less any expenses or charges (including commissions, fees and taxes paid or payable) reasonably incurred by such Person in respect of such transaction. “Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (i) requires the approval of all or all affected Lenders in accordance with the terms of Section 9.05 and (ii) has been approved by the Required Lenders. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Non-Extension Notice Date” has the meaning set forth in Section 11.04(d). “Note Purchase Agreements” means, collectively, the 2017 Note Purchase Agreement, the 2019 Note Purchase Agreement and the 2022 Note Purchase Agreement and any other note purchase agreement entered into for the issuance of Senior Notes after the Third Amendment Effective Date, in a form substantially similar to the 2017 Note Purchase Agreement, the 2019 Note Purchase Agreement and the 2022 Note Purchase Agreement. “Note Purchase Agreement” means any one of such Note Purchase Agreements. “Notes” means collectively the Revolver Notes and Swing Advance Notes and any and all amendments, consolidations, modifications, renewals, substitutions and supplements thereto or replacements thereof. “Note” means any one of such Notes. “Notice of Borrowing” has the meaning set forth in Section 2.02(a). “Notice of Continuation or Conversion” has the meaning set forth in Section 2.03. “Obligations” means the collective reference to all of the following indebtedness obligations and liabilities: (a) the due and punctual payment by the Borrower of: (i) the principal of and interest on the Notes and Advances (including without limitation, any and all Revolver Advances and Swing Advances), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and any renewals, modifications or extensions thereof, in whole or in part; (ii) each payment required to be made by the Borrower under this Agreement and the Letter of Credit Application Agreements, when and as due, including payments in respect of reimbursement of disbursements, interest thereon, and obligations, if any, to provide Cash Collateral and any renewals, modifications or extensions thereof, in whole or in part; and (iii) all other monetary obligations of the Borrower to the Lenders, Letter of Credit Issuer or Administrative Agent under this Agreement and the other Loan Documents to which the Borrower is or is to be a party and any renewals, modifications or extensions thereof, in whole or in part; (b) the due and punctual performance of all other obligations of the Borrower under this Agreement and the other Loan Documents to which the Borrower is or is to be a party, and any renewals, modifications or extensions thereof, in whole or in part; and (c) the due and punctual payment and performance of all obligations of each of the

25 WBD (US) 57324867v5 Guarantors under this Agreement and the other Loan Documents to which they are or are to be a party and any and all renewals, modifications or extensions thereof, in whole or in part. “OFAC” means The Office of Foreign Assets Control of the U.S. Department of the Treasury. “Officer’s Certificate” has the meaning set forth in Section 3.01(e). “Operating Documents” means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership or other legally authorized incorporated or unincorporated entity, the bylaws, operating agreement, partnership agreement, limited partnership agreement, shareholder agreement or other applicable documents relating to the governance of such entity. “Organizational Action” means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership or other legally authorized incorporated or unincorporated entity, any corporate, organizational or partnership action (including any required shareholder, member or partner action), or other similar official action, as applicable, taken by such entity. “Organizational Documents” means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership or other legally authorized incorporated or unincorporated entity, the articles of incorporation, certificate of incorporation, articles of organization, certificate of limited partnership or other applicable organizational or charter documents relating to the creation of such entity. “Original Maturity Date” means November 26, 2024. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Advance or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 8.06). “Parent” means Mountaineer Gas Holdings Limited Partnership, a West Virginia limited partnership. “Participant” has the meaning assigned to such term in Section 9.07(d). “Participant Register” has the meaning assigned to such term in Section 9.07(d).

26 WBD (US) 57324867v5 “Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56, signed into law October 26, 2001. “PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA. “Permitted Acquisition” has the meaning set forth in Section 5.16. “Permitted Tax Distribution” means, with respect to the Borrower, for so long as the Borrower is a member of a group filing a consolidated or combined tax return with a Parent, payments to such Parent to pay the consolidated or combined tax liabilities of such Parent that is attributable to the income of the Borrower in any fiscal year not to exceed the amount that the Borrower would be required to pay in respect of such taxes for such fiscal year were the Borrower to pay such taxes on its own, taking into account any net operating losses or other attributes of the Borrower, less any amounts paid directly by the Borrower with respect to such taxes. “Person” means a natural person, a corporation, a limited liability company, a partnership (including without limitation, a joint venture), an unincorporated association, a trust or any other entity or organization, including, but not limited to, a Governmental Authority. “Plan” means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code (including a Multiple Employer Plan but not a Multiemployer Plan) and is maintained by a member of the Controlled Group for employees of any member of the Controlled Group. “Plan of Division” means a plan of division adopted by an LLC as required by any applicable governmental authority in order to legally effectuate an LLC Division, including, without limitation, a plan of division as described in Section 18-217 of the Delaware Limited Liability Company Act, as amended from time to time. “Platform” has the meaning set forth in Section 9.01(d). “Prime Rate” refers to that prime commercial lending interest rate as announced and published in The Wall Street Journal from time to time. If more than one “prime rate” is published in The Wall Street Journal, the highest rate shall apply. Truist Bank lends at interest rates above and below the Prime Rate. The Prime Rate is not necessarily the lowest or best rate charged by Truist Bank to its customers or other banks. “Prohibited Transaction” means any prohibited transaction as defined in Section 4975 of the Code or Section 406 of ERISA for which neither an individual nor a class exemption has been issued by the United States Department of Labor. “Properties” means all real property owned, leased or otherwise used or occupied by a Loan Party or any Subsidiary of a Loan Party, wherever located. “Property” means any one of such Properties. “Proposed Prepayment Date” has the meaning set forth in Section 2.15(c).

27 WBD (US) 57324867v5 “Purchase Money Security Interest” means Liens upon tangible personal property securing loans to any Loan Party or Subsidiary of a Loan Party or deferred payments by such Loan Party or Subsidiary for the purchase of such tangible personal property. “Quarterly Payment Date” means each March 31, June 30, September 30 and December 31, or, if any such day is not a Domestic Business Day, the next succeeding Domestic Business Day. “Rating Agency” means (a) Fitch or (b) another Nationally Recognized Statistical Rating Organization designated with such status by the Securities and Exchange Commission of the United States of America which is approved by the Administrative Agent and the Required Lenders in their reasonable discretion; provided, however, no consent shall be required for Moody’s or S&P. “Rating Categories” means: (1) with respect to S&P, any of the following categories: AAA, AA, A, BBB, BB, B, CCC, CC, C and D (or equivalent successor categories); (2) with respect to Moody’s, any of the following categories: Aaa, Aa, A, Baa, Ba, B, Caa, Ca, C and D (or equivalent successor categories); and (3) with respect to Fitch, any of the following categories: AAA, AA, A, BBB, BB, B, CCC, CC, C and D (or equivalent successor categories). “Rating Decline” means a decrease in the rating of the Senior Notes by Fitch, Moody’s or S&P by one or more gradations (including gradations within Rating Categories as well as between Rating Categories) to any rating below (i) BBB- in the case of Fitch, (ii) Baa3 in the case of Moody’s or (iii) BBB- in the case of S&P. In determining whether the rating of the Senior Notes has decreased by one or more gradations, gradations within Rating Categories, namely + or – for Fitch and S&P, and 1, 2, and 3 for Moody’s, will be taken into account; for example, in the case of Fitch, a rating decline either from BBB to BBB- or BB+ to BB will constitute a decrease of one gradation. “Recipient” means (a) the Administrative Agent, (b) any Lender and (c) the Letter of Credit Issuer, as applicable. “Redeemable Preferred Securities” of any Person means any preferred stock or similar Capital Securities (including, without limitation, limited liability company membership interests and limited partnership interests) issued by such Person which is at any time prior to the Termination Date either (i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or (ii) redeemable at the option of the holder thereof. “Refinancing Conditions” means all of the following conditions with respect to Debt being refinanced: (i) the new Debt is in an aggregate principal amount that does not exceed the greater of the fair market value of the asset being refinanced and the principal amount of the Debt being refinanced, and has a final maturity date no sooner than, and a weighted average life no less than, the Debt being extended, renewed or refinanced thereby, (ii) the new Debt is subordinated to the Obligations at least to the same extent as the Debt being extended, renewed

28 WBD (US) 57324867v5 or refinanced thereby, (iii) the terms of such new Debt, taken as a whole, are no less advantageous to the Loan Parties than the terms of the existing Debt being refinanced, (iv) such new Debt may be secured only by, and recourse for payment shall be contractually limited to, the Liens securing the Debt being refinanced or the assets being refinanced thereby, and no additional Lien shall be granted to secure the new Debt, and (v) immediately after giving effect to such new Debt, no Default shall exist. “Register” has the meaning set forth in Section 9.07(c). “Reimbursement Obligations” means the reimbursement or repayment obligations of the Borrower to the Letter of Credit Issuer pursuant to Section 11.05 with respect to Letters of Credit. “Rejecting Lender” has the meaning set forth in Section 2.15(d). “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. “Relevant Governmental Body” shall mean the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York, or any successor thereto. “Reportable Event” means a reportable event described in Section 4043 of ERISA and regulations thereunder with respect to a Plan, other than any such event for which the reporting obligation has been waived pursuant to regulations of the PBGC. “Required Environmental Notices” means all notices, reports, plans, forms or other filings which pursuant to Environmental Laws, Environmental Authorizations or at the request or direction of a Governmental Authority either must be submitted to a Governmental Authority or which otherwise must be maintained. “Required Lenders” means, at any time when there is more than one Lender, not less than two (2) Lenders having at least 66-2/3% of the aggregate amount of the Revolver Commitments or, if the Revolver Commitments are no longer in effect, not less than two (2) Lenders holding at least 66-2/3% of the aggregate outstanding principal amount of the Advances and the Letter of Credit Obligations; provided, however, that the Revolver Commitments and any outstanding Advances or Letter of Credit Obligations of any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders. If at any time there is only one Lender, then Required Lenders means such Lender. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Restricted Payment” means (i) any dividend or other distribution on any shares of the Borrower’s or any Subsidiary’s Capital Securities (except dividends payable solely in shares of its Capital Securities); or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Borrower’s or any Subsidiary’s Capital Securities (except shares acquired upon the conversion thereof into other shares of its Capital Securities) or (b) any

29 WBD (US) 57324867v5 option, warrant or other right to acquire shares of the Borrower’s or any Subsidiary’s Capital Securities. “Revolver Advance” means an advance made to the Borrower under this Agreement pursuant to Section 2.01(a). For the avoidance of doubt, an Adjusted Term SOFR Advance, an Adjusted Daily Simple SOFR Advance and a Term SOFR Index Rate Advance are Revolver Advances. “Revolver Commitment” means, with respect to each Lender, (i) the amount set forth opposite the name of such Lender on Schedule 2.01, or (ii) as to any Lender which enters into an Assignment and Assumption (whether as transferor Lender or as assignee thereunder) or joinder agreement pursuant to Section 2.14, the amount of such Lender’s Revolver Commitment after giving effect to such Assignment and Assumption or joinder agreement, in each case as such amount may be reduced from time to time pursuant to Sections 2.08 and 2.09. The aggregate principal amount of the Revolver Commitments of all of the Lenders in effect on the Closing Date is $150,000,000. “Revolver Notes” means the promissory notes of the Borrower, substantially in the form of Exhibit B-1 hereto, evidencing the obligation of the Borrower to repay the Revolver Advances, together with all amendments, consolidations, modifications, renewals, substitutions and supplements thereto or replacements thereof and “Revolver Note” means any one of such Revolver Notes. “S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw- Hill Companies, Inc., and any successor thereto. “Sale/Leaseback Transaction” means, with respect to the Borrower or any Subsidiary, any arrangement, directly or indirectly, with any Person whereby the Borrower or such Subsidiary shall sell or transfer any property used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred. “Sanctioned Entity” shall mean (i) a country or a government of a country, (ii) an agency of the government of a country, (iii) an organization directly or indirectly controlled by a country or its government, or (iv) a person or entity resident in or determined to be resident in a country, that is subject to a country sanctions program administered and enforced by OFAC described or referenced at http://www.ustreas.gov/offices/enforcement/ofac/ or as otherwise published from time to time. “Second Extended Maturity Date” means November 26, 2026. “Second Option to Extend” means Borrower’s option, subject to the terms and conditions of that certain Section hereof entitled Options to Extend, to extend the term of this Agreement from the First Extended Maturity Date to the Second Extended Maturity Date. “Senior Notes” means collectively (i) the 2027 Senior Notes, (ii) the 2029 Senior Notes, (iii) the 2032 Senior Notes, (iv) the 2034 Senior Notes, (v) the 2052 Senior Notes, (vi) any extensions or renewals or replacements of the foregoing and (vii) any new senior notes issued

30 WBD (US) 57324867v5 pursuant to a Note Purchase Agreement after the Third Amendment Effective Date and permitted pursuant to Section 5.06(f), in each case, subject to the Refinancing Conditions. “Simple SOFR Adjustment” means a percentage equal to 0.10% per annum. “SOFR” means a rate per annum equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Advance” means, with respect to any Advance, such Advance that shall bear interest at a rate based upon Adjusted Term SOFR (other than pursuant to clause (iii) of the definition of “Base Rate”), Adjusted Daily Simple SOFR or the Term SOFR Index Rate. A SOFR Advance is an Adjusted Term SOFR Advance if such SOFR Advance has an Interest Period described in subsection (1) of the definition of “Interest Period”. A SOFR Advance is a Term SOFR Index Rate Advance if such SOFR Advance has an Interest Period described in subsection (2) of the definition of “Interest Period”. A SOFR Advance is an Adjusted Daily Simple SOFR Advance if such SOFR Advance shall bear interest at a rate based upon Adjusted Daily Simple SOFR. “SOFR Borrowing” means a Borrowing consisting of SOFR Advances made to the Borrower, other than pursuant to clause (iii) of the definition of “Base Rate”. “Stockholders’ Equity” means at any time, the shareholders’ and other interest owners’ equity of the Borrower and its Consolidated Subsidiaries, as set forth or reflected on the most recent consolidated balance sheet of the Borrower and its Consolidated Subsidiaries prepared in accordance with GAAP, but excluding any Redeemable Preferred Securities of the Borrower of any of its respective Consolidated Subsidiaries. Shareholders’ and other interest owners’ equity generally would include, but not be limited to, (i) the par or stated value of all outstanding Capital Securities, (ii) capital surplus, (iii) retained earnings and (iv) various deductions such as (A) purchases of treasury stock, (B) valuation allowances, (C) receivables due from an employee stock ownership plan, (D) employee stock ownership plan debt guarantees and (E) translation adjustments for foreign currency transactions. “Subsequent Borrowings” has the meaning set forth in Section 2.14(e). “Subsidiary” of any Person means a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interest having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or managers or comparable governing body of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or

31 WBD (US) 57324867v5 both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower. “Swing Advance” means an Advance made by the Swing Line Lender pursuant to Section 2.01(b). “Swing Advance Note” means the promissory note of the Borrower, substantially in the form of Exhibit B-2, evidencing the obligation of the Borrower to repay the Swing Advances, together with all amendments, consolidations, modifications, renewals, and supplements thereto. “Swing Line Borrowing” means a Borrowing consisting of Advances made to the Borrower pursuant to Section 2.01(b). “Swing Line Lender” means Truist Bank, in its capacity as such, and its successors and permitted assigns in such capacity. “Syndicated Borrowing” means a Borrowing consisting of Advances made to the Borrower pursuant to Section 2.01(a). “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term SOFR” means, (a) for any calculation with respect to a SOFR Borrowing, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, that if as of 5:00 p.m. on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and (b) for any calculation with respect to a Base Rate Borrowing on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided that if as of 5:00 p.m. on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the

32 WBD (US) 57324867v5 Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate SOFR Determination Day. “Term SOFR Adjustment” means a percentage equal to (a) with respect to Term SOFR with a one-month Interest Period, 0.10% per annum, (b) with respect to Term SOFR with a three-month Interest Period, 0.15% and (c) with respect to Term SOFR with six-month Interest Period, 0.25%. “Term SOFR Administrator” means the CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Index Rate Advance” means a Revolver Advance having an Interest Period described in subsection (2) of the definition of “Interest Period” that bears or is to bear interest at a rate based upon the Term SOFR Reference Rate. “Term SOFR Index Rate Borrowing” means a Borrowing consisting of Term SOFR Index Rate Advances. “Term SOFR Reference Rate” means the rate per annum determined by the Administrative Agent as the forward-looking term rate based on SOFR. “Termination Date” means the earlier to occur of (i) the Maturity Date, (ii) the date all of the Revolver Commitments are terminated pursuant to Section 6.01 following the occurrence of an Event of Default, or (iii) the date the Borrower terminates all of the Revolver Commitments pursuant to Section 2.09. “Third Amendment Effective Date” means October 20, 2022. “Total Capitalization” means as of any date of determination, the sum of (i) Stockholders’ Equity, (ii) redeemable common stock (if redeemable common stock is excluded from Stockholders’ Equity) and (iii) Long Term Debt. “Total Debt” means all Long Term Debt of the Borrower and its Subsidiaries determined on a consolidated basis. “Total Leverage Ratio” means at any time the ratio of (i) Total Debt to (ii) Total Capitalization. “Total Unused Revolver Commitments” means at any date, an amount equal to: (A) the aggregate amount of the Revolver Commitments of all of the Lenders at such time, less (B) the sum of the aggregate outstanding principal amount of the Revolver Advances and the Swing Advances of all of the Lenders at such time and the Letter of Credit Obligations outstanding at such time.

33 WBD (US) 57324867v5 “UGI” means UGI Corporation, a Pennsylvania corporation. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” shall mean the Benchmark Replacement excluding the Benchmark Replacement Adjustment. “Undrawn Amounts” means as of any date the aggregate undrawn amount of all Letters of Credit then issued and outstanding. “Unrestricted Assets” shall mean the aggregate amount of Cash and Cash Equivalents held in accounts on the consolidated balance sheet of Borrower and its Consolidated Subsidiaries, to the extent that such Cash and Cash Equivalents are free and clear of all Liens. “Unused Commitment” means at any date, with respect to any Lender, an amount equal to its Revolver Commitment less the sum of the aggregate outstanding principal amount of the sum of its Revolver Advances and its Applicable Percentage of Swing Advances and Letter of Credit Obligations; provided, however, for purposes of Section 2.07(a) only, Swing Advances shall not be considered outstanding for purposes of determining a Lender’s Unused Commitment. “Unused Commitment Fee” has the meaning set forth in Section 2.07(a). “U.S. Borrower” means any Borrower that is a U.S. Person. “U.S. Government Securities Business Day” shall mean any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning specified in Section 2.12(e)(v). “Voting Stock” means securities (as such term is defined in Section 2(1) of the Securities Act of 1933, as amended) of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to cast votes in any election of any corporate directors (or Persons performing similar functions).

34 WBD (US) 57324867v5 “Wholly Owned Subsidiary” means any Subsidiary all of the Capital Securities of which are at the time directly or indirectly owned by the Borrower. “Withholding Agent” means any Loan Party and the Administrative Agent. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write- down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. “WVPSC” means the Public Service Commission of West Virginia, or any successor thereto. SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Borrower’s independent public accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Administrative Agent for distribution to the Lenders, unless with respect to any such change concurred in by the Borrower’s independent public accountants or required by GAAP, in determining compliance with any of the provisions of this Agreement or any of the other Loan Documents: (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Required Lenders shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 5.01 hereof, shall mean the financial statements referred to in Section 4.04). SECTION 1.03. Use of Defined Terms. All terms defined in this Agreement shall have the same meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall otherwise require. SECTION 1.04. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement,

35 WBD (US) 57324867v5 instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time; (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights; and (g) titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement. SECTION 1.05. Amendment and Restatement of Existing Credit Agreement. The parties to this Agreement agree that, on the Closing Date, the terms and provisions of the Existing Credit Agreement shall be and hereby are amended, superseded and restated in their entirety by the terms and provisions of this Agreement. This Agreement is not intended to and shall not constitute a novation, payment and reborrowing or termination of the Obligations under the Existing Credit Agreement and the other Existing Loan Documents as in effect prior to the Closing Date. All Advances made and Obligations incurred under the Existing Credit Agreement that are outstanding on the Closing Date shall continue as Advances and Obligations under (and shall be governed by the terms of) this Agreement and the other Loan Documents. Without limiting the foregoing, on the Closing Date: (a) all references in the Existing Loan Documents to the “Agreement”, “Credit Agreement” and the “Loan Documents” shall be deemed to refer to this Agreement and the Loan Documents, (b) all obligations constituting “Obligations” with any Lender or any Affiliate of any Lender that are outstanding on the Closing Date shall continue as Obligations under this Agreement and the other Loan Documents, and (c) the Administrative Agent shall make such reallocations, sales, assignments or other relevant actions in respect of each Lender’s Applicable Percentage under the Existing Credit Agreement as are necessary in order that each such Lender’s Applicable Percentage and outstanding Advances hereunder reflects such Lender’s Applicable Percentage on the Closing Date. SECTION 1.06. Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Base Rate, the Term SOFR Reference Rate, Adjusted Term SOFR, Adjusted Daily Simple SOFR, the Term SOFR Index Rate or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Base Rate, the Term SOFR Reference Rate, Adjusted Term SOFR, Adjusted Daily Simple SOFR, the Term SOFR Index Rate or Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Base Rate, the Term SOFR Reference

36 WBD (US) 57324867v5 Rate, Term SOFR, Adjusted Term SOFR, Adjusted Daily Simple SOFR, the Term SOFR Index Rate or any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Base Rate, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR, Adjusted Daily Simple SOFR, the Term SOFR Index Rate or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. ARTICLE II THE CREDIT SECTION 2.01. Commitments to Make Advances. (a) Syndicated Revolver Advances. Each Lender severally agrees, on the terms and conditions set forth herein, to make Revolver Advances to the Borrower from time to time during the Availability Period; provided that, immediately after each such Revolver Advance is made, (i) the aggregate outstanding principal amount of Revolver Advances by such Lender together with such Lender’s Applicable Percentage of the aggregate outstanding principal amount of all Swing Advances and Letter of Credit Obligations shall not exceed the amount of the Revolver Commitment of such Lender at such time and (ii) the aggregate outstanding principal amount of the Revolver Advances, together with the aggregate outstanding principal amount of all Swing Advances and Letter of Credit Obligations, will not exceed the aggregate amount of the Revolver Commitments of all of the Lenders as of such time. Each Syndicated Borrowing under this Section 2.01 shall be in an aggregate principal amount of $500,000 or any larger multiple of $100,000 (except that any such Syndicated Borrowing may be in the aggregate amount of the Total Unused Revolver Commitments) and shall be made from the several Lenders ratably in proportion to their respective Revolver Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay or, to the extent permitted by Section 2.10, prepay Revolver Advances and reborrow under this Section 2.01 at any time during the Availability Period. (b) Swing Advances. (i) In addition to the foregoing, the Swing Line Lender shall from time to time, upon the request of the Borrower, if the applicable conditions precedent in Article III have been satisfied, make Swing Advances to the Borrower in an aggregate principal amount at any time outstanding not exceeding $10,000,000; provided that, immediately after such Swing Advance is made, the conditions set forth in Section 2.01(a) shall have been satisfied. Each Swing Advance Borrowing under this Section 2.01(b) shall be in an aggregate principal amount of $100,000 or any larger multiple of $50,000. No Swing Advance shall remain outstanding for more than five (5) Domestic Business Days. Within the foregoing limits, the Borrower may borrow under this Section 2.01(b), prepay and

37 WBD (US) 57324867v5 reborrow under this Section 2.01(b) at any time during the Availability Period. Solely for purposes of calculating the Unused Commitment Fee, Swing Advances shall be considered a utilization of the Revolver Commitment of the Swing Line Lender or any other Lender hereunder. All Swing Advances shall be made as Base Rate Advances. At any time, upon the request of the Swing Line Lender, each Lender other than the Swing Line Lender shall, on the third Domestic Business Day after such request is made, purchase a participating interest in Swing Advances in an amount equal to its ratable share (based upon its respective Revolver Commitment) of such Swing Advances. On such third Domestic Business Day, each Lender will immediately transfer to the Swing Line Lender, in immediately available funds, the amount of its participation. Whenever, at any time after the Swing Line Lender has received from any such Lender its participating interest in a Swing Advance, the Administrative Agent receives any payment on account thereof, the Administrative Agent will distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Administrative Agent is required to be returned, such Lender will return to the Administrative Agent any portion thereof previously distributed by the Administrative Agent to it. Each Lender’s obligation to purchase such participating interests shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation: (i) any set-off, counterclaim, recoupment, defense or other right which such Lender or any other Person may have against the Swing Line Lender or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or the termination of the Revolver Commitments; (iii) any adverse change in the condition (financial, business or otherwise) of any Loan Party or any other Person; (iv) any breach of this Agreement by any Loan Party or any other Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. (ii) Notwithstanding anything to the contrary contained herein, the Swing Line Lender shall not at any time be obligated to make any Swing Advance hereunder if any Lender is at such time a Defaulting Lender, unless the applicable Swing Line Lender has entered into arrangements satisfactory to the Swing Line Lender, in its sole discretion, with the Borrower or such Defaulting Lender to eliminate the Swing Line Lender’s Fronting Exposure (after giving effect to the reallocation set forth in Section 9.20(a)(v)) with respect to such Defaulting Lender (which arrangements are hereby consented to by the Lenders). Without limiting the generality of the foregoing, at any point in time in which there is a Defaulting Lender, the Swing Line Lender may require the Borrower to Cash Collateralize the outstanding Swing Advances in an amount sufficient to cover all Fronting Exposure (after giving effect to the reallocation set forth in Section 9.20(a)(v) and any Cash Collateral provided by such Defaulting Lender), if any. Upon such request by the Swing Line Lender, the Borrower shall promptly, within one (1) Domestic Business Day, Cash Collateralize the outstanding Swing Advances in an amount equal to such Fronting Exposure on terms reasonably satisfactory to

38 WBD (US) 57324867v5 the Swing Line Lender; provided, that the Borrower shall be permitted to Cash Collateralize such Fronting Exposure with the proceeds of Swing Advances or Revolver Advances to the extent that Borrower is entitled to request and receive any such Advance in accordance with the other provisions of this Agreement. SECTION 2.02. Method of Borrowing Advances. (a) The Borrower shall give the Administrative Agent notice in the form attached hereto as Exhibit A (a “Notice of Borrowing”) prior to (1) in the case of any Swing Line Borrowing and or any Base Rate Borrowing of Revolver Advances, 11:00A.M. (Eastern time) on the Domestic Business Day proposed for such Base Rate Borrowing, (2) in the case of any Term SOFR Index Rate Borrowing, 11:00 A.M. (Eastern time) at least one (1) Domestic Business Day before each Term SOFR Index Rate Borrowing and (3) 11:00 A.M. (Eastern time) at least three (3) U.S. Government Securities Business Days before each Adjusted Term SOFR Borrowing and each Adjusted Daily Simple SOFR Borrowing, specifying: (i) the proposed date of such Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing and a U.S. Government Securities Business Day in the case of an Adjusted Term SOFR Borrowing, Term SOFR Index Rate Borrowing or Adjusted Daily Simple SOFR Borrowing, (ii) the aggregate amount of such Borrowing, (iii) whether the Revolver Advances comprising such Borrowing are to be Base Rate Advances, Adjusted Term SOFR Advances, Adjusted Daily Simple SOFR Advances or Term SOFR Index Rate Advances, or stating that such Borrowing is to be a Swing Line Borrowing and (iv) in the case of an Adjusted Term SOFR Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period. (b) Upon receipt of a Notice of Borrowing (other than a request for a Swing Line Borrowing), the Administrative Agent shall promptly notify each Lender of the contents thereof and (unless such Borrowing is a Swing Line Borrowing) of such Lender’s ratable share of such Borrowing and such Notice of Borrowing, once received by the Administrative Agent, shall not thereafter be revocable by the Borrower. Upon receipt of a Notice of Borrowing requesting a Swing Line Borrowing, the Administrative Agent shall promptly notify the Swing Line Lender of the contents thereof. (c) Not later than (i) 11:00 A.M. (Eastern time) on the date of each Term SOFR Index Rate Borrowing, Adjusted Daily Simple SOFR Borrowing or Adjusted Term SOFR Borrowing, and (ii) 2:00 P.M. on the date of each Base Rate Borrowing, each Lender shall make available its ratable share of such Borrowing (unless such Borrowing is a Swing Line Borrowing), in Federal or other funds immediately available in Atlanta, Georgia, to the Administrative Agent at its address referred to in or specified pursuant to Section 9.01. Unless the Administrative Agent determines that any

39 WBD (US) 57324867v5 applicable condition specified in Article III has not been satisfied: (1) in the case of a Syndicated Borrowing, the Administrative Agent will disburse the funds so received from the Lenders to the Borrower; and (2) in the case of a Swing Line Borrowing the Swing Line Lender will make available to the Borrower the amount of any such Swing Line Borrowing. (d) Notwithstanding anything to the contrary contained in this Agreement, no Adjusted Term SOFR Borrowing may be made if there shall have occurred a Default, which Default shall not have been cured or waived. (e) In the event that a Notice of Borrowing fails to specify whether the Revolver Advances comprising such Borrowing are to be Base Rate Advances, Adjusted Term SOFR Advances, Adjusted Daily Simple SOFR Advances or Term SOFR Index Rate Advances, such Revolver Advances shall be made as Base Rate Advances. If the Borrower is otherwise entitled under this Agreement to repay any Revolver Advances maturing at the end of an Interest Period applicable thereto with the proceeds of a new Borrowing, and the Borrower fails to repay such Revolver Advances using its own moneys and fails to give a Notice of Borrowing in connection with such new Borrowing, a new Borrowing shall be deemed to be made on the date such Revolver Advances mature in an amount equal to the principal amount of the Revolver Advances so maturing, and the Revolver Advances comprising such new Borrowing shall be Base Rate Advances. (f) Notwithstanding anything to the contrary contained herein, there shall not be more than five (5) Interest Periods outstanding at any given time; provided that for purposes of this Section 2.02(f), all Term SOFR Index Rate Advances shall constitute one Interest Period. SECTION 2.03. Continuation and Conversion Elections. By delivering a notice (a “Notice of Continuation or Conversion”), which shall be substantially in the form of Exhibit C, to the Administrative Agent on or before 12:00 P.M., Eastern time, on a Domestic Business Day (or a U.S. Government Securities Business Day, in the case of Adjusted Term SOFR Advances or Adjusted Daily Simple SOFR Advances outstanding), the Borrower may from time to time irrevocably elect, by notice at least one (1) Domestic Business Day prior in the case of a continuation of or conversion to Base Rate Advances or Term SOFR Index Rate Advances or three (3) U.S. Government Securities Business Days prior in the case of a continuation of or conversion to Adjusted Term SOFR Advances or Adjusted Daily Simple SOFR Advances, that all, or any portion in an aggregate principal amount of $500,000 or any larger integral multiple of $100,000 be, (i) in the case of Base Rate Advances, converted into SOFR Advances or (ii) in the case of SOFR Advances, converted into Base Rate Advances or continued as SOFR Advances; provided, however, that (x) each such conversion or continuation shall be prorated among the applicable outstanding Revolver Advances of all Lenders that have made such Revolver Advances, and (y) no portion of the outstanding principal amount of any Revolver Advances may be continued as, or be converted into, any Adjusted Term SOFR Advance when any Default has occurred and is continuing. In the absence of delivery of a Notice of Continuation or Conversion with respect to any Adjusted Term SOFR Advance at least three (3) U.S. Government Securities Business Days before the last day of the then current Interest Period with

40 WBD (US) 57324867v5 respect thereto, such Adjusted Term SOFR Advance shall, on such last day, automatically convert to a Base Rate Advance. SECTION 2.04. Notes. The Revolver Advances of each Lender (other than the Swing Advances) shall be evidenced by a single Revolver Note payable to such Lender for the account of its Lending Office in an amount equal to the original principal amount of such Lender’s Revolver Commitment. The Swing Advances shall be evidenced by a single Swing Advance Note payable to the Swing Line Lender in the original principal amount of $10,000,000. Upon receipt of each Lender’s Note pursuant to Section 3.01, the Administrative Agent shall deliver such Note to such Lender. Each Lender shall record, and prior to any transfer of its Note shall endorse on the schedule forming a part thereof appropriate notations to evidence, the date, amount and maturity of, and effective interest rate for, each Advance made by it, the date and amount of each payment of principal made by the Borrower with respect thereto and such schedule shall constitute rebuttable presumptive evidence of the principal amount owing and unpaid on such Lender’s Note; provided that the failure of any Lender to make, or any error in making, any such recordation or endorsement shall not affect the obligation of the Borrower hereunder or under the Note or the ability of any Lender to assign its Notes. Each Lender is hereby irrevocably authorized by the Borrower so to endorse its Notes and to attach to and make a part of any Note a continuation of any such schedule as and when required. SECTION 2.05. Maturity of Advances. Each Revolver Advance included in any Borrowing shall mature, and the principal amount thereof, together with all accrued unpaid interest thereon, shall be due and payable on the Termination Date. SECTION 2.06. Interest Rates. (a) Each Base Rate Advance shall bear interest on the outstanding principal amount thereof, for each day from the date such Advance is made until it becomes due, at a rate per annum equal to the Base Rate for such day plus the Applicable Margin (except to the extent that the Default Rate applies pursuant to the other provisions of this Agreement). Such interest shall be payable on each Interest Payment Date while such Base Rate Advance is outstanding and on the date such Base Rate Advance is converted to a SOFR Advance or repaid. Any overdue principal of and, to the extent permitted by applicable Law, overdue interest on any Base Rate Advance shall bear interest, payable on demand, for each day until paid in full at a rate per annum equal to the Default Rate. (b) (i) Each Adjusted Term SOFR Advance and Term SOFR Index Rate Advance shall bear interest on the outstanding principal amount thereof, for each day such principal is outstanding during the Interest Period applicable thereto, at a rate per annum equal to the sum of: (1) the Applicable Margin, plus (2) Adjusted Term SOFR for such Interest Period or the Term SOFR Index Rate, as applicable (except to the extent that the Default Rate applies pursuant to the other provisions of this Agreement). Such interest shall be payable for each Interest Period on the last day thereof; provided that interest on Term SOFR Index Rate Advances shall be payable on each Interest Payment Date while such Term SOFR Index Rate Advance is outstanding and the date such Term SOFR Index Rate Advance is converted to an Adjusted Term SOFR Advance or repaid. Any overdue principal of and, to the extent permitted by applicable Law, overdue interest on any Adjusted Term SOFR Advance or Term SOFR Index Rate Advance shall bear

41 WBD (US) 57324867v5 interest, payable on demand, for each day until paid in full at a rate per annum equal to the Default Rate. (ii) Each Adjusted Daily Simple SOFR Advance shall bear interest on the outstanding principal amount thereof, for each day such principal is outstanding, at a rate per annum equal to the sum of: (1) the Applicable Margin, plus (2) Adjusted Daily Simple SOFR (except to the extent that the Default Rate applies pursuant to the other provisions of this Agreement). Such interest shall be payable on each Interest Payment Date. Any overdue principal of and, to the extent permitted by applicable Law, overdue interest on any Adjusted Daily Simple SOFR Advance shall bear interest, payable on demand, for each day until paid in full at a rate per annum equal to the Default Rate. (c) The Administrative Agent shall determine each interest rate applicable to the Advances hereunder in accordance with the terms of this Agreement. The Administrative Agent shall give prompt notice to the Borrower and the Lenders by telecopy of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error. (d) After the occurrence and during the continuance of an Event of Default (other than an Event of Default under Section 6.01(g) or 6.01(h)), the principal amount of the Advances (and, to the extent permitted by applicable Law, all accrued interest thereon) may, at the election of the Required Lenders, bear interest at the Default Rate; provided, however, that automatically whether or not the Required Lenders elect to do so, (i) any overdue principal of and, to the extent permitted by law, overdue interest on the Advances shall bear interest payable on demand, for each day until paid at a rate per annum equal to the Default Rate, and (ii) after the continuance and during the continuance of an Event of Default described in Section 6.01(g) or 6.01(h), the principal amount of the Advances (and, to the extent permitted by applicable Law, all accrued interest thereon) shall bear interest payable on demand for each day until paid at a rate per annum equal to the Default Rate. SECTION 2.07. Fees. (a) The Borrower shall pay to the Administrative Agent for the ratable account of each Lender an unused commitment fee (the “Unused Commitment Fee”) equal to the product of: (i) the aggregate of the daily average amounts of such Lender’s Unused Commitment, times (ii) a per annum percentage equal to the Applicable Margin. Such unused commitment fee shall accrue from and including the Closing Date to and including the Termination Date. Unused commitment fees shall be payable quarterly in arrears on each Quarterly Payment Date and on the Termination Date; provided that should the Revolver Commitments be terminated at any time prior to the Termination Date for any reason, the entire accrued and unpaid fee shall be paid on the Termination Date. (b) The Borrower shall pay to the Administrative Agent for the ratable account of each Lender, with respect to each Letter of Credit, a per annum letter of credit fee (the “Letter of Credit Fee”) equal to the product of: (i) the daily average of the

42 WBD (US) 57324867v5 Undrawn Amounts during the applicable Fiscal Quarter, times (ii) a per annum percentage equal to the Applicable Margin for SOFR Advances. Such Letter of Credit Fees shall be payable in arrears for each Letter of Credit on each Quarterly Payment Date during the term of each respective Letter of Credit and on the termination thereof (whether at its stated expiry date or earlier). (c) The Borrower shall pay to the Administrative Agent for the account of the Letter of Credit Issuer a facing fee (the “Facing Fee”) with respect to each Letter of Credit equal to the product of: (i) the face amount of such letter of credit, times (ii) one- eighth (1/8th) of one percent (0.125%). Such Facing Fee shall be due and payable on such date as may be agreed upon by the Letter of Credit Issuer and the Borrower. The Borrower shall pay to the Letter of Credit Issuer, for its own account, transfer fees, drawing fees, modification fees, extension fees and such other fees and charges as may be provided for in any Letter of Credit Application Agreement or otherwise agreed in writing by the Borrower and the Letter of Credit Issuer. No Lender shall be entitled to any portion of the Facing Fees or any other fees payable by the Borrower to the Letter of Credit Issuer pursuant to this Section 2.07(c). (d) The Borrower shall pay to the Administrative Agent, for the account and sole benefit of the Administrative Agent, such fees and other amounts at such times as set forth in the Administrative Agent’s Letter Agreement. SECTION 2.08. Optional Termination or Reduction of Commitments. The Borrower may, upon at least three (3) Domestic Business Days’ irrevocable notice to the Administrative Agent, terminate at any time, or proportionately reduce from time to time by an aggregate amount of at least $5,000,000 or any larger multiple of $1,000,000, the Revolver Commitments; provided, however: (1) each termination or reduction, as the case may be, shall be permanent and irrevocable; (2) no such termination or reduction shall be in an amount greater than the Total Unused Revolver Commitments on the date of such termination or reduction; and (3) no such reduction pursuant to this Section 2.08 shall result in the aggregate Revolver Commitments of all of the Lenders being reduced to an amount less than $50,000,000, unless the Revolver Commitments are terminated in their entirety, in which case all accrued fees (as provided under Section 2.07) shall be payable on the effective date of such termination. Except as provided in Section 9.20(d)(ii), each reduction shall be made ratably among the Lenders in accordance with their respective Revolver Commitments. SECTION 2.09. Termination of Commitments. The Revolver Commitments shall terminate on the Termination Date and any Advances then outstanding (together with accrued interest thereon) shall be due and payable on such date. SECTION 2.10. Optional Prepayments. (a) The Borrower may, upon notice to the Administrative Agent given no later than 11:00 A.M. on any Domestic Business Day, prepay any Swing Advances on such Domestic Business Day and may, upon at least one (1) Domestic Business Day’s notice to the Administrative Agent, prepay any Base Rate Borrowing of Revolver Advances or any Term SOFR Index Rate Borrowing, in whole at any time, or from time to time in part, in amounts aggregating at least $100,000 or any larger integral multiple of $100,000

43 WBD (US) 57324867v5 (or any lesser amount equal to the outstanding balance of such Advance), by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment, but otherwise shall be without premium or penalty. Each such optional prepayment shall be applied first to any Swing Advances outstanding and then to prepay ratably the Base Rate Advances and Term SOFR Index Rate Advances of the several Lenders included in such Base Rate Borrowing or Term SOFR Index Rate Borrowing, as the case may be. (b) Subject to any payments required pursuant to the terms of Article VIII for an Adjusted Term SOFR Borrowing, the Borrower may, upon at least three (3) Domestic Business Days’ prior written notice in the case of an Adjusted Term SOFR Borrowing or an Adjusted Daily Simple SOFR Borrowing, prepay in minimum amounts of $500,000 with additional increments of $100,000 (or any lesser amount equal to the outstanding balance of such Advances) all or any portion of the principal amount of any Adjusted Term SOFR Borrowing or Adjusted Daily Simple SOFR Borrowing prior to the maturity thereof, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment and such payments required pursuant to the terms of Article VIII, but otherwise such prepayment shall be without premium or penalty if, in the case of an Adjusted Term SOFR Borrowing, made at the end of the applicable Interest Period. Each such optional prepayment shall be applied to prepay ratably the Adjusted Term SOFR Advances or Adjusted Daily Simple SOFR Advances, as applicable, of the several Lenders included in such Adjusted Term SOFR Borrowing or Adjusted Daily Simple SOFR Borrowing, as applicable. (c) Upon receipt of a notice of prepayment pursuant to this Section 2.10, the Administrative Agent shall promptly notify each Lender of the contents thereof and of such Lender’s ratable share of such prepayment and such notice, once received by the Administrative Agent, shall not thereafter be revocable by the Borrower. (d) Any amount paid or prepaid before the Termination Date may, subject to the terms and conditions of this Agreement, be borrowed, repaid and borrowed again. SECTION 2.11. Mandatory Prepayments. (a) On each date on which the Revolver Commitments are reduced or terminated pursuant to Section 2.08 or Section 2.09, the Borrower shall repay or prepay such principal amount of the outstanding Revolver Advances, if any (together with interest accrued thereon and any amount due under Section 8.05), as may be necessary so that after such payment the aggregate unpaid principal amount of the Revolver Advances does not exceed the aggregate amount of the Revolver Commitments as then reduced. (b) In the event that the aggregate principal amount of all Revolver Advances at any one time outstanding shall at any time exceed the aggregate amount of the Revolver Commitments of all of the Lenders at such time, the Borrower shall immediately repay so much of the Revolver Advances as is necessary in order that the aggregate principal amount of the Revolver Advances thereafter outstanding, shall not exceed the aggregate amount of the Revolver Commitments of all of the Lenders at such time.

44 WBD (US) 57324867v5 (c) In the event that the aggregate principal amount of all Revolver Advances, together with the aggregate principal amount of the Swing Advances and the amount of Letter of Credit Obligations at any one time outstanding, shall at any time exceed the aggregate amount of the Revolver Commitments of all of the Lenders at such time, the Borrower shall immediately repay so much of the Revolver Advances and Swing Advances and Cash Collateralize the Letter of Credit Obligations to the extent necessary in order that the aggregate principal amount of the Revolver Advances thereafter outstanding, together with the aggregate principal amount of the Swing Advances, and the amount of Letter of Credit Obligations shall not exceed the aggregate amount of the Revolver Commitments of all of the Lenders at such time. (d) Within five (5) Domestic Business Days after the receipt of insurance proceeds (or the expiration of the one hundred eighty (180) day period referred to in Section 5.19, if such proceeds are permitted to be reinvested under such Section 5.19) by a Loan Party or a Subsidiary of a Loan Party from a loss greater than $5,000,000 which are not reinvested to replace or restore the affected property as described in Section 5.19, the Borrower shall make a mandatory prepayment of principal on the Advances, together with accrued interest on such principal amount, equal to 100% of the net after tax proceeds thereof. (e) Within five (5) Domestic Business Days of (i) the issuance by any Loan Party or any Subsidiary of a Loan Party of any debt security, equity security, or Hybrid Security for cash proceeds or of the incurrence of any Debt (other than Debt permitted under clauses (a) through (f) inclusive of Section 5.06) by such Loan Party or such Subsidiary of a Loan Party, except for such issuance to a Loan Party or Subsidiary of a Loan Party, or (ii) the receipt by any Loan Party or Subsidiary of a Loan Party of any cash proceeds with respect to any contribution to the capital of such Loan Party or Subsidiary (other than any such contributions by Parent or any other entity that directly or indirectly owns all or a portion of the equity of the Borrower), the Borrower shall make a mandatory prepayment of principal on the Advances equal to 100% of the Net Cash Proceeds of any such debt security, Hybrid Security or Debt, and 50% of the Net Cash Proceeds of any equity security or such capital contributions, in each case together with accrued interest on such principal amount. (f) Each prepayment pursuant to the provisions of this Section 2.11 shall be applied first, to the outstanding principal balance of the Swing Advances (if any) until the same has been repaid in full; second, to the outstanding principal balance of the Revolver Advances until the same has been paid in full, ratably to the Lenders in accordance with their Applicable Percentages; and third, if the Borrower is required to provide Cash Collateral for any Letter of Credit Obligations pursuant to the Loan Documents, to provide such until the Letter of Credit Obligations have been fully Cash Collateralized to the extent required by the Loan Documents. Within the foregoing parameters, prepayments shall be applied first to Base Rate Borrowings, then to Term SOFR Index Rate Borrowings, then to Adjusted Daily Simple SOFR Borrowings and finally to Adjusted Term SOFR Borrowings. All prepayments under this Section 2.11 shall be subject to Article VIII and be accompanied by interest accrued on the principal amount prepaid through the date of prepayment, but otherwise shall be without premium or penalty. Prior to the occurrence of a Default, any portion of any prepayment pursuant to

45 WBD (US) 57324867v5 this Section 2.11 that is to be applied to Adjusted Term SOFR Advances shall be deposited into an interest-bearing Cash Collateral account with the Administrative Agent and from which the Borrower shall have no right to withdraw any moneys (including any interest or earnings thereon), and shall be automatically applied to such Adjusted Term SOFR Advances upon the expiration of the Interest Periods applicable thereto. Any interest earned on such Cash Collateral account and remaining after such prepayment shall be solely for the benefit of the Borrower and shall be promptly disbursed to Borrower on or after the application of such prepayment. For so long as any funds are held in such collateral account, interest at the applicable interest rate shall continue to accrue on such Adjusted Term SOFR Advances. SECTION 2.12. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Advances and of fees hereunder without any set off, counterclaim or any deduction whatsoever, not later than 11:00 A.M. (Eastern time) on the date when due, in Federal or other funds immediately available in Atlanta, Georgia, to the Administrative Agent at its address referred to in Section 9.01. The Administrative Agent will promptly distribute to the Swing Line Lender each such payment received on account of the Swing Advances and to each Lender its ratable share of each such payment received by the Administrative Agent for the account of the Lenders. (b) Whenever any payment of principal of, or interest on, the Base Rate Advances or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of or interest on, the SOFR Advances shall be due on a day which is not a U.S. Government Securities Business Day, the date for payment thereof shall be extended to the next succeeding U.S. Government Securities Business Day unless such U.S. Government Securities Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding U.S. Government Securities Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time. (c) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of

46 WBD (US) 57324867v5 a payment to be made by the Borrower, the interest rate applicable to Base Rate Advances. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Advance included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (d) Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under subsections (c) and (d) of this Section 2.12 shall be conclusive, absent manifest error. (e) Taxes. (i) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower or any other Loan Party hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes, provided that if any Withholding Agent shall be required by applicable Law (as determined in the good faith discretion of the applicable Withholding Agent) to deduct or withhold any Indemnified Taxes (including any Other Taxes) from such payments, then (A) the sum payable by the applicable Loan Party shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (B) such Withholding Agent shall make such deductions and (C) such Withholding Agent shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable Law. For purposes of this Section 2.12(e), the term “Lender” includes the Letter of Credit Issuer and the term “applicable law” includes FATCA.

47 WBD (US) 57324867v5 (ii) Payment of Other Taxes by the Loan Parties. Without limiting the provisions of paragraph (i) above, the Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (iii) Indemnification by the Loan Parties and Lenders. (A) The Loan Parties shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient, or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), by the Letter of Credit Issuer (with a copy to the Administrative Agent) or by the Administrative Agent on its own behalf or on behalf of a Lender or the Letter of Credit Issuer, shall be conclusive absent manifest error. (B) Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.07 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (iii)(B). (iv) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes by any Loan Party to a Governmental Authority, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (v) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax, with respect to payments hereunder or under any other Loan Document shall deliver to the Borrower (with a copy to the

48 WBD (US) 57324867v5 Administrative Agent), at the time or times prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.12(e)(v)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Borrower, (1) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (2) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: a. in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; b. executed copies of IRS Form W-8ECI;

49 WBD (US) 57324867v5 c. in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit D-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN; or d. to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-2 or Exhibit D-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-4 on behalf of each such direct and indirect partner; (3) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (4) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s

50 WBD (US) 57324867v5 obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (vi) Treatment of Certain Refunds. If a Recipient determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Loan Parties or with respect to which any Loan Party has paid additional amounts pursuant to this Section, it shall pay to the applicable Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Loan Party under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent, the Letter of Credit Issuer or such Lender, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the applicable Loan Party, upon the request of the Administrative Agent, the Letter of Credit Issuer or such Lender, agrees to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, the Letter of Credit Issuer or such Lender in the event the Administrative Agent, the Letter of Credit Issuer or such Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (vi), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (vi) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require the Administrative Agent, the Letter of Credit Issuer or any Lender to make available its tax returns (or any other information relating to its taxes that it deems confidential) to such Loan Party or any other Person. (vii) Each party’s obligations under this Section 2.12(e) shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. SECTION 2.13. Computation of Interest and Fees. Interest on the Advances shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day). The Unused Commitment Fee and any other

51 WBD (US) 57324867v5 fees payable hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day). SECTION 2.14. Increase in Commitments. (a) The Borrower shall have the right, at any time and from time to time after the Closing Date by written notice to and in consultation with the Administrative Agent, to request an increase in the aggregate Revolver Commitments (but not the limitation on the amount of Swing Advances specified in Section 2.01(b) or the amount of Letter of Credit Obligations specified in Section 11.02(b)) (each such requested increase, a “Commitment Increase”), by having one or more existing Lenders increase their respective Revolver Commitments then in effect (each, an “Increasing Lender”), by adding as a Lender with a new Revolver Commitment hereunder one or more Persons that are not already Lenders (each, an “Additional Lender”), or a combination thereof, provided that (i) any such request for a Commitment Increase shall be in a minimum amount of $10,000,000, (ii) immediately after giving effect to any Commitment Increase, (y) the aggregate Revolver Commitments shall not exceed $250,000,000 and (z) the aggregate of all Commitment Increases effected shall not exceed $100,000,000, (iii) no Default shall have occurred and be continuing on the applicable Commitment Increase Date (as hereinafter defined) or shall result from any Commitment Increase, (iv) immediately after giving effect to any Commitment Increase (including any Borrowings in connection therewith and the application of the proceeds thereof), the Borrower shall be in compliance with the covenants contained in Article V, (v) no Commitment Increase shall be effective until the Administrative Agent has consented to such Commitment Increase in writing, which consent may not be unreasonably withheld; and (vi) the Borrower shall give the existing Lenders the right of first refusal for participating in any such Commitment Increase by providing such notice to the Administrative Agent fifteen (15) Domestic Business Days before making a request to any Person that is not already a Lender. An existing Lender shall have priority over Additional Lenders to participate in such requested Commitment Increase if such existing Lender provides written notice of its election to participate within fifteen (15) Domestic Business Days of such existing Lender’s receipt of such notice. Such notice from the Borrower shall specify the requested amount of the Commitment Increase. No Lender shall have any obligation to become an Increasing Lender. Any fees paid by the Borrower for a Commitment Increase to an Increasing Lender, an Additional Lender, the Administrative Agent or Truist Securities, Inc., as arranger, shall be for their own account and shall be in an amount, if any, mutually agreed upon by each such party and the Borrower, in each party’s sole discretion. (b) Each Additional Lender must qualify as an Eligible Assignee (the selection of which shall include the prior approval of the Administrative Agent). The Borrower, the other Loan Parties and each Additional Lender shall execute a joinder agreement, and the Borrower, the other Loan Parties and each Lender shall execute all such other documentation as the Administrative Agent and the Borrower may reasonably require, all in form and substance reasonably satisfactory to the Administrative Agent and the Borrower, to evidence the Revolver Commitment adjustments referred to in Section 2.14(e).

52 WBD (US) 57324867v5 (c) If the aggregate Revolver Commitments are increased in accordance with this Section 2.14, the Borrower (in consultation with the Administrative Agent), Increasing Lender(s) (if any) and Additional Lender(s) (if any) shall agree upon the effective date (the “Commitment Increase Date,” which shall be a Domestic Business Day not less than thirty (30) days prior to the Maturity Date). The Administrative Agent shall promptly notify the Lenders of such increase and the Commitment Increase Date. Each of the Borrower, the Guarantors, the Lenders and the Administrative Agent acknowledges and agrees that each Commitment Increase meeting the conditions set forth in this Section 2.14 (x) shall not require the consent of any Guarantor or any Lender other than the Increasing Lenders and Additional Lenders who have agreed to make such Commitment Increase and shall not constitute an amendment, modification or waiver subject to Section 9.05 and (y) subject to clause (d) of this Section 2.14, shall be effective as of the Commitment Increase Date. (d) Notwithstanding anything set forth in this Section 2.14 to the contrary, the Borrower shall not incur any Revolver Advances pursuant to any Commitment Increase (and no Commitment Increase shall be effective) unless the conditions set forth in Section 2.14(a) as well as the following conditions precedent are satisfied on the applicable Commitment Increase Date: (i) The Administrative Agent shall have received the following, each dated the Commitment Increase Date and in form and substance reasonably satisfactory to the Administrative Agent: (1) a supplement to this Agreement signed by each Increasing Lender (if any) and Additional Lender (if any), setting forth the reallocation of Revolver Commitments referred to in Section 2.14(e), all other documentation required by the Administrative Agent pursuant to Section 2.14(b) and such other modifications, documents or items as the Administrative Agent, such Lenders or their counsel may reasonably request; (2) an instrument, duly executed by each Borrower and each Guarantor, if any, acknowledging and reaffirming its obligations under this Agreement and the other Loan Documents to which it is a party; (3) a certificate of the secretary or an assistant secretary of the Borrower and each Guarantor, certifying to and attaching the resolutions adopted by the board of directors (or similar governing body) of such party approving or consenting to such Commitment Increase; (4) a certificate of the chief financial officer (or other comparable financial officer) of the Borrower, certifying that (x) as of the Commitment Increase Date, all representations and warranties of the Borrower and the Guarantors contained in this Agreement and the other Loan Documents are true and correct (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and

53 WBD (US) 57324867v5 correct as of such date), except that for purposes of this Section 2.14(d)(i) the representations and warranties contained in Section 4.04(a) shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 5.01, (y) immediately after giving effect to such Commitment Increase (including any Borrowings in connection therewith and the application of the proceeds thereof), the Borrower is in compliance with the covenants contained in Article V, and (z) no Default has occurred and is continuing, both immediately before and after giving effect to such Commitment Increase (including any Borrowings in connection therewith and the application of the proceeds thereof); (5) an opinion or opinions of counsel for the Borrower and the Guarantors, in a form reasonably satisfactory to Administrative Agent and covering such matters as Administrative Agent may reasonably request, addressed to the Administrative Agent and the Lenders, together with such other documents, instruments and certificates as the Administrative Agent shall have reasonably requested; and (6) such other documents or items that the Administrative Agent, such Lenders or their counsel may reasonably request. (ii) In the case of any Borrowing of Revolver Advances in connection with such Commitment Increase for the purpose of funding an Acquisition, the applicable conditions set forth in this Agreement with respect to Acquisitions shall have been satisfied. (e) On the Commitment Increase Date, (i) the aggregate principal outstanding amount of the Revolver Advances (the “Initial Advances”) immediately prior to giving effect to the Commitment Increase shall be deemed to be repaid, (ii) immediately after the effectiveness of the Commitment Increase, the Borrower shall be deemed to have made new Borrowings of Revolver Advances (the “Subsequent Borrowings”) in an aggregate principal amount equal to the aggregate principal amount of the Initial Advances and of the types and for the Interest Periods specified in a Notice of Borrowing delivered to the Administrative Agent in accordance with Section 2.02(a), (iii) each Lender shall pay to the Administrative Agent in immediately available funds an amount equal to the difference, if positive, between (y) such Lender’s pro rata percentage (calculated after giving effect to the Commitment Increase) of the Subsequent Borrowings and (z) such Lender’s pro rata percentage (calculated without giving effect to the Commitment Increase) of the Initial Advances, (iv) after the Administrative Agent receives the funds specified in clause (iii) above, the Administrative Agent shall pay to each Lender the portion of such funds equal to the difference, if positive, between (y) such Lender’s pro rata percentage (calculated without giving effect to the Commitment Increase) of the Initial Advances and (z) such Lender’s pro rata percentage (calculated after giving effect to the Commitment Increase) of the amount of the Subsequent Borrowings, (v) the Lenders shall be deemed to hold the Subsequent Borrowings ratably in accordance with their respective Revolver Commitments (calculated after giving effect to the Commitment Increase), (vi) the Borrower shall pay all accrued but unpaid interest

54 WBD (US) 57324867v5 on the Initial Advances to the Lenders entitled thereto, and (vii) Schedule 2.01 shall be deemed amended to reflect the Revolver Commitments of all Lenders after giving effect to the Commitment Increase. The deemed payments made pursuant to clause (i) above in respect of each SOFR Advance shall be subject to indemnification by the Borrower pursuant to the provisions of Section 8.05 if the Commitment Increase Date occurs other than on the last day of the Interest Period relating thereto. SECTION 2.15. Offer to Prepay in the Event of a Change in Control. (a) Notice of Change in Control. (i) The Borrower will, within five (5) Domestic Business Days after the Borrower’s chief financial officer, principal accounting officer, treasurer, comptroller or any other senior financial officer of the Borrower has knowledge of the occurrence of any Change in Control, give written notice of such Change in Control to the Administrative Agent and the Lenders. (ii) If a Change in Control has occurred and (A) none of Fitch, Moody’s or S&P at such time has a rating in effect for the Senior Notes (i.e., the Senior Notes are unrated) or the Senior Notes have been repaid in full, (B) at such time the Senior Notes are rated below BBB- by Fitch, below Baa3 by Moody’s or below BBB- by S&P or (C) a Rating Decline occurs within sixty (60) days thereafter, such notice with respect to the occurrence of a Change in Control shall contain and constitute an offer (which offer, in the circumstance contemplated by clause (C) above, shall be contingent upon a Rating Decline occurring during the sixty (60) day period referred to in such clause) to prepay the Advances as described in Section 2.15(c) and shall be accompanied by the certificate described in Section 2.15(f). (b) Condition to Borrower Action. The Borrower will not take any action that consummates or finalizes a Change in Control unless at least fifteen (15) Domestic Business Days prior to such action it shall have given to the Administrative Agent written notice of such impending Change in Control. (c) Offer to Prepay. The offer to prepay the Advances (and all other Obligations owed to each Lender) contemplated by Section 2.15(a) shall be an offer to prepay, in accordance with and subject to this Section 2.15, all of the Advances (and all other Obligations owed to each Lender) on a date specified in such offer (the “Proposed Prepayment Date”). In the circumstances contemplated by clause (A) or clause (B) of Section 2.15(a)(ii), such Proposed Prepayment Date shall be not less than ten (10) days and not more than thirty (30) days after the date of such offer (and if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the 20th day after the date of such offer). In the circumstances contemplated by clause (C) of Section 2.15(a)(ii), such Proposed Prepayment Date shall be not less than ten (10) days and not more than thirty (30) days after the first Rating Decline occurs (and if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the 20th day after the date of the first Rating Decline).

55 WBD (US) 57324867v5 (d) Acceptance. The Borrower shall, on or before the seventh Domestic Business Day prior to the Proposed Prepayment Date, give written renotification to the Administrative Agent and each Lender. Each Lender may accept the offer to prepay made pursuant to this Section 2.15 by causing a notice of such acceptance to be delivered to the Borrower on or before the first Domestic Business Day prior to the Proposed Prepayment Date. A failure by a Lender to respond to an offer to prepay made pursuant to this Section 2.15 on or before such date shall be deemed to constitute a rejection of such offer by such Lender (each, a “Rejecting Lender”). The Lenders which affirmatively accept the Borrower’s offer to prepay the Advances are hereinafter referred to as the “Accepting Lenders.” (e) Prepayment. Prepayment under this Section 2.15 shall be at 100% of the principal amount of each Accepting Lender’s Applicable Percentage together with interest accrued to the date of repayment (and all other Obligations) in accordance with each such Accepting Lender’s Applicable Percentage. The Borrower’s prepayment shall be made on the Proposed Prepayment Date and shall reduce the Revolver Commitments by the amount of the prepayments to the Accepting Lenders. (f) Officer’s Certificate. Each offer to prepay the Advances (and all other Obligations) pursuant to this Section 2.15 shall be accompanied by a certificate, executed by a responsible officer of the Borrower and dated the date of such offer, specifying: (i) the Proposed Prepayment Date, (ii) that such offer is made pursuant to this Section 2.15, (iii) that the conditions of this Section 2.15 have been fulfilled, and (iv) in reasonable detail, the nature and date of the Change in Control. (g) Letter of Credit Obligations. If the Letter of Credit Issuer is an Accepting Lender, the Borrower shall Cash Collateralize the then outstanding amounts of all Letter of Credit Obligations as of the Proposed Prepayment Date plus any accrued and unpaid interest thereon in the manner provided in Section 6.03. If the Letter of Credit Issuer is not an Accepting Lender, the Borrower shall Cash Collateralize the Letter of Credit Obligations in an amount equal to the Accepting Lenders’ aggregate share of any Undrawn Amounts in respect of any outstanding Letters of Credit. (h) Agent Resignation. If the Administrative Agent is an Accepting Lender, then the Administrative Agent shall give notice of its resignation to the Rejecting Lenders no later than five (5) Domestic Business Days after the completion of the prepayments by the Borrower on the Proposed Prepayment Date in accordance with this Section 2.15. After such resignation notice is received, the Rejecting Lenders shall appoint a successor to the Administrative Agent in accordance with the terms of Section 7.06. SECTION 2.16. Options to Extend. (a) First Option to Extend. Borrower shall have the option to extend the term of this Agreement from the Original Maturity Date to the First Extended Maturity Date, upon satisfaction of each and every one of the following conditions precedent in Administrative Agent’s discretion:

56 WBD (US) 57324867v5 (i) Borrower shall provide Administrative Agent with a written notice requesting to exercise the First Option to Extend in a form reasonably acceptable to the Administrative Agent not less than ninety (90) days and not more than one hundred twenty (120) days prior to the Original Maturity Date; provided, such request may be revoked by written notice to Administrative Agent up to thirty (30) days prior to the Original Maturity Date; such notice requesting to exercise the First Option to Extend shall be promptly provided to the Lenders and each Lender response shall be promptly provided to Administrative Agent. The Administrative Agent shall inform Borrower of its decision to approve the Borrower’s request to extend the Agreement no later than twenty (20) days prior to the Original Maturity Date. (ii) The Lenders have approved Borrower’s request to exercise the First Option to Extend, in their sole discretion. (iii) As of the date of Borrower’s delivery of notice of request to exercise the First Option to Extend, and as of the Original Maturity Date, no Default shall exist, and no default under the Loan Documents shall exist for which Administrative Agent has provided notice of such default and Borrower has failed to remedy such default within the provided cure period after receiving such notice. (iv) Each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Original Maturity Date, as if made on and as of such date except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date. (v) On or before the Original Maturity Date, Borrower shall pay to Administrative Agent, for the ratable account of each Lender, an extension fee in the amount of three one-hundredths of one percent (0.03%) of the aggregate principal amount of the Revolver Commitments of all of the Lenders in effect on the Closing Date, in immediately available funds. (vi) The Borrower shall have paid all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent (including reasonable attorneys’ fees and expenses) in connection with such extension. Except as modified by this First Option to Extend, the terms and conditions of this Agreement and the other Loan Documents as modified and approved by Lenders shall remain unmodified and in full force and effect. (b) Second Option to Extend. Borrower shall have the option to extend the term of this Agreement from the First Extended Maturity Date to the Second Extended Maturity Date, upon satisfaction of each and every one of the following conditions precedent in Administrative Agent’s discretion:

57 WBD (US) 57324867v5 (i) Borrower shall provide Administrative Agent with a written notice requesting to exercise the Second Option to Extend in a form reasonably acceptable to the Administrative Agent not less than ninety (90) days and not more than one hundred twenty (120) days prior to the First Extended Maturity Date; provided, such request may be revoked by written notice to Administrative Agent up to thirty (30) days prior to the First Extended Maturity Date; such notice requesting to exercise the Second Option to Extend shall be promptly provided to the Lenders and each Lender response shall be promptly provided to Administrative Agent. The Administrative Agent shall inform Borrower of its decision to approve the Borrower’s request to extend the Agreement no later than twenty (20) days prior to the First Extended Maturity Date. (ii) The Lenders have approved Borrower’s request to exercise the Second Option to Extend, in their sole discretion. (iii) As of the date of Borrower’s delivery of notice of request to exercise the Second Option to Extend, and as of the First Extended Maturity Date, no Default shall exist, and no default under the Loan Documents shall exist for which Administrative Agent has provided notice of such default and Borrower has failed to remedy such default within the provided cure period after receiving such notice. (iv) Each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the First Extended Maturity Date, as if made on and as of such date except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date. (v) On or before the First Extended Maturity Date, Borrower shall pay to Administrative Agent, for the ratable account of each Lender, an extension fee in the amount of three one-hundredths of one percent (0.03%) of the aggregate principal amount of the Revolver Commitments of all of the Lenders in effect on the Closing Date, in immediately available funds. (vi) The Borrower shall have paid all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent (including reasonable attorneys’ fees and expenses) in connection with such extension. Except as modified by this Second Option to Extend, the terms and conditions of this Agreement and the other Loan Documents as modified and approved by Lenders shall remain unmodified and in full force and effect. ARTICLE III CONDITIONS TO BORROWINGS SECTION 3.01. Conditions to Closing and First Borrowing. The obligation of each Lender to make an Advance on the Closing Date (and the obligation of the Letter of Credit Issuer

58 WBD (US) 57324867v5 to issue a Letter of Credit on the Closing Date) is subject to the satisfaction of the conditions set forth in Section 3.02 and the following additional conditions: (a) receipt by the Administrative Agent from each of the parties hereto of a duly executed counterpart of this Agreement signed by such party; (b) receipt by the Administrative Agent of a duly executed Revolver Note for the account of each Lender and a duly executed Swing Advance Note for the account of the Swing Line Lender, in each case complying with the provisions of Section 2.04; (c) receipt by the Administrative Agent of an opinion of Steptoe & Johnson PLLC, as counsel to the Loan Parties, dated as of the Closing Date (or in the case of an opinion delivered pursuant to Section 5.27 hereof such later date as specified by the Administrative Agent) in a form reasonably satisfactory to Administrative Agent and covering such matters relating to the transactions contemplated hereby as the Administrative Agent may reasonably request; (d) receipt by the Administrative Agent of a certificate (the “Closing Certificate”), dated the Closing Date and in a form satisfactory to the Administrative Agent, signed by a chief financial officer or other authorized officer of each Loan Party, to the effect that, to his knowledge, (i) no Default has occurred and is continuing on the Closing Date and (ii) the representations and warranties of the Loan Parties contained in Article IV are true on and as of the Closing Date (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein); (e) receipt by the Administrative Agent of all documents which the Administrative Agent or any Lender may reasonably request relating to the existence of each Loan Party, the authority for and the validity of this Agreement, the Notes and the other Loan Documents, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent, including without limitation a certificate of incumbency of each Loan Party (the “Officer’s Certificate”), signed by the Secretary, an Assistant Secretary, a member, manager, partner, trustee or other authorized representative of the respective Loan Party, certifying as to the names, true signatures and incumbency of the officer or officers of the respective Loan Party, authorized to execute and deliver the Loan Documents, and certified copies of the following items: (i) the Loan Party’s Organizational Documents; (ii) the Loan Party’s Operating Documents; (iii) if applicable, a certificate of the Secretary of State of such Loan Party’s state of organization as to the good standing or existence of such Loan Party, and (iv) the Organizational Action, if any, taken by the board of directors of the Loan Party or the members, managers, trustees, partners or other applicable Persons authorizing the Loan Party’s execution, delivery and performance of this Agreement, the Notes and the other Loan Documents to which the Loan Party is a party; (f) receipt by the Administrative Agent of the financial statements and other financial information described in Section 4.04(a), all in form and substance satisfactory to the Administrative Agent;

59 WBD (US) 57324867v5 (g) receipt by the Administrative Agent of evidence acceptable to the Administrative Agent that the insurance required under this Agreement is in full force and effect; (h) the Borrower shall have paid all fees required to be paid by it on the Closing Date, including all fees required hereunder and under the Administrative Agent’s Letter Agreement to be paid as of such date, and shall have reimbursed the Administrative Agent for all fees, costs and expenses of closing the transactions contemplated hereunder and under the other Loan Documents, including the reasonable legal, audit and other document preparation costs incurred by the Administrative Agent; (i) the repayment in full and replacement of the Existing Credit Agreement; (j) at least five (5) days prior to the Closing Date, the Borrower shall deliver, on behalf of itself and any Guarantor that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to itself and to such Guarantor, to each Lender that so requests such a Beneficial Ownership Certification; and (k) receipt of such other documents or items as the Administrative Agent, the Lenders or their counsel may reasonably request. For purposes of determining compliance with the conditions specified in this Section 3.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. SECTION 3.02. Conditions to All Borrowings. The obligation of each Lender to make an Advance on the occasion of each Borrowing, the obligation of the Swing Line Lender to make a Swing Advance and the obligation of the Letter of Credit Issuer to issue a Letter of Credit are subject to the satisfaction of the following conditions: (a) With respect to Advances, receipt by the Administrative Agent of a Notice of Borrowing as required by Section 2.02; (b) the fact that, immediately before and after such Borrowing (or issuance of a Letter of Credit, as the case may be), no Default or Event of Default shall have occurred and be continuing; (c) the fact that the representations and warranties of the Loan Parties contained in Article IV of this Agreement shall be true and correct in all material respects (provided, that if any such representation or warranty is subject to any qualification or limitation by reference to “materiality,” “material adverse effect,” “Material Adverse Effect,” or another materiality threshold, such representation or warranty shall be true and correct in all respects) on and as of the date of such Borrowing (or issuance of a Letter of Credit, as the case may be) except representations and warranties which expressly relate

60 WBD (US) 57324867v5 solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein; (d) the fact that, immediately after such Borrowing (or issuance of a Letter of Credit, as the case may be), (i) the aggregate outstanding principal amount of the Revolver Advances of each Lender together with such Lender’s Applicable Percentage of the aggregate outstanding principal amount of all Swing Advances and Letter of Credit Obligations, will not exceed the amount of its Revolver Commitment; and (ii) the aggregate outstanding principal amount of the Revolver Advances together with the aggregate outstanding principal amount of all Swing Advances and Letter of Credit Obligations, will not exceed the aggregate amount of the Revolver Commitments of all of the Lenders as of such date; and (e) if the issuance of a Letter of Credit is requested, (i) all conditions set forth in Sections 11.02 and 11.03 shall have been satisfied and (ii) at any time there is a Defaulting Lender, the Borrower shall have provided Cash Collateral as set forth in Section 9.19 to eliminate the Letter of Credit Issuer’s Fronting Exposure (after giving effect to the reallocation set forth in Section 9.20(a)(v)) with respect to such Defaulting Lender arising from either the Letter of Credit then proposed to be issued and all other Letter of Credit Obligations as to which the Letter of Credit Issuer has Fronting Exposure, as it may elect in its sole discretion. Each Borrowing and issuance of a Letter of Credit hereunder shall be deemed to be a representation and warranty by the Loan Parties on the applicable date as to the truth and accuracy of the applicable facts specified in clauses (b) through (e) of this Section. ARTICLE IV REPRESENTATIONS AND WARRANTIES The Borrower and the Guarantors represent and warrant that: SECTION 4.01. Existence and Power. The Borrower is a corporation, and each of its Subsidiaries is a corporation, limited liability company or other legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be. Each of the Borrower and each of its Subsidiaries have the requisite corporate or limited liability company power to own or lease its properties and to engage in the business it presently conducts or proposes to conduct, except where the failure to have such power would not have a Material Adverse Effect. The Borrower and each of its Subsidiaries are duly licensed or qualified and in good standing in every jurisdiction where the property owned or leased by it or the nature of the business transacted by it or both makes such licensing or qualification necessary, except to the extent such failure to be so licensed or qualified would not have a Material Adverse Effect. The Borrower and each of its Subsidiaries have all organizational powers and all governmental licenses, authorizations, consents and approvals (including, without limitation, all Environmental Authorizations and material Required Environmental Notices) required to carry on its business as now conducted. SECTION 4.02. Organizational and Governmental Authorization; No Contravention. The execution, delivery and performance by each Loan Party of this Agreement,

61 WBD (US) 57324867v5 the Notes and the other Loan Documents to which such Loan Party is a party (i) are within such Loan Party’s organizational powers, (ii) have been duly authorized by all necessary Organizational Action, (iii) require no action by or in respect of, or filing with, any Governmental Authority, (iv) do not contravene, or constitute a default under, any provision of applicable Laws or of the Organizational Documents and Operating Documents of such Loan Party or of any material agreement, judgment, injunction, order, decree or other material instrument binding upon such Loan Party or any of its Subsidiaries, and (v) do not result in the creation or imposition of any Lien on any asset of such Loan Party or any of its Subsidiaries. SECTION 4.03. Binding Effect. This Agreement constitutes a valid and binding agreement of the Loan Parties enforceable in accordance with its terms, and the Notes and the other Loan Documents, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Loan Parties party to such Loan Document enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors’ rights generally. SECTION 4.04. Financial Information. (a) The audited consolidated balance sheet of the Borrower as of December 31, 2018 and the related consolidated statements of income, shareholders’ equity and cash flows for the Fiscal Year then ended, reported on by KPMG LLP, copies of which have been delivered to the Administrative Agent for delivery to each of the Lenders (the “Annual Statements”), and the unaudited consolidated financial statements of the Borrower for the interim period ended September 30, 2019, copies of which have been made available to each of the Lenders (the “Interim Statements” and collectively with the Annual Statements, the “Historical Statements”). The Historical Statements were compiled from the books and records maintained by the Borrower’s management, and taken together, to the knowledge of the Borrower, fairly present in all material respects, in conformity with GAAP, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such dates and their consolidated results of operations and cash flows for such periods stated. (b) To the knowledge of the Borrower, (i) neither the Borrower nor any Subsidiary of the Borrower has any material liabilities, contingent or otherwise, or material forward or long-term commitments that are not disclosed in the Historical Statements or in the notes thereto, and (ii) except as disclosed therein, there are no unrealized or anticipated losses from any commitments of the Borrower or any Subsidiary of the Borrower which may cause a Material Adverse Effect. (c) Since September 30, 2019, there has been no event, act, condition or occurrence having a Material Adverse Effect. SECTION 4.05. Litigation. Except as disclosed in Schedule 4.05, there are no actions, suits, proceedings or investigations pending or, to the knowledge of the Loan Parties, threatened against any Loan Party at law or equity before any Governmental Authority which individually or in the aggregate may result in any Material Adverse Effect. None of the Loan Parties is in violation of any order, writ, injunction or any decree of any Governmental Authority

62 WBD (US) 57324867v5 which may result in any Material Adverse Effect. There is no action, suit, proceeding or investigation pending, or to the knowledge of the Loan Parties threatened, against or affecting the Loan Parties or any of their respective Subsidiaries before any arbitrator or any Governmental Authority which in any manner draws into question the validity or enforceability of, or could impair the ability of the Loan Parties to perform their respective obligations under, this Agreement, the Notes or any of the other Loan Documents. SECTION 4.06. Compliance with ERISA. Except as set forth on Schedule 4.06, (a) There has been no Prohibited Transaction with respect to any Benefit Arrangement or any Plan or, to the knowledge of any Loan Party, with respect to any Multiemployer Plan or Multiple Employer Plan, which could result in any material liability of any Loan Party or any other member of the Controlled Group. The Loan Parties and all other members of the Controlled Group have made when due any and all payments required to be made under any agreement relating to a Multiemployer Plan or a Multiple Employer Plan or any applicable Law pertaining thereto. With respect to each Plan and Multiemployer Plan, the Loan Parties and each other member of the Controlled Group (i) have fulfilled in all material respects their obligations under the minimum funding standards of ERISA, (ii) have not incurred any liability to the PBGC (other than with respect to the payment of premiums that are not yet due), and (iii) have not had asserted against them any penalty for failure to fulfill the minimum funding requirements of ERISA; (b) To the Loan Parties’ knowledge, each Multiemployer Plan and Multiple Employer Plan is able to pay benefits thereunder when due; (c) Neither any Loan Party nor any other member of the Controlled Group has instituted or intends to institute proceedings to terminate any Plan; (d) No event requiring notice to the PBGC under Section 302(f)(4)(A) of ERISA has occurred or is reasonably expected to occur with respect to any Plan, and no amendment with respect to which security is required under Section 307 of ERISA has been made or is reasonably expected to be made to any Plan; (e) The aggregate actuarial present value of all benefit liabilities (whether or not vested) under all Plans in the aggregate, determined on a plan termination basis, as disclosed in, and as of the date of, the most recent actuarial report for each respective Plan, does not exceed the aggregate fair market value of the assets of the Plans by a material amount; (f) Neither any of the Loan Parties nor any other member of the Controlled Group has incurred or reasonably expects to incur any material withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. Neither any of the Loan Parties nor any other member of the Controlled Group has been notified by any Multiemployer Plan or Multiple Employer Plan that such Multiemployer Plan or Multiple Employer Plan has been terminated within the meaning of Title IV of ERISA and, to the

63 WBD (US) 57324867v5 knowledge of the Loan Parties, no Multiemployer Plan or Multiple Employer Plan is reasonably expected to be reorganized or terminated, within the meaning of Title IV of ERISA; (g) Except as could not result in any material liability to any of the Loan Parties or any other member of the Controlled Group, to the extent that any Benefit Arrangement is insured, the Loan Parties and all other members of the Controlled Group have paid when due all premiums required to be paid for all periods through the Closing Date, and to the extent that any Benefit Arrangement is funded other than with insurance, the Borrower and all other members of the Controlled Group have made when due all contributions required to be paid for all periods through the Closing Date; and (h) All Plans and Benefit Arrangements have been administered in all material respects in accordance with their terms and applicable Law. SECTION 4.07. Compliance with Laws; Payment of Taxes. The Loan Parties and their respective Subsidiaries are in compliance with all applicable Laws and similar requirements of Governmental Authorities, except where non-compliance, alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Loan Parties, there have been filed on behalf of the Loan Parties and their respective Subsidiaries all Federal, state and local income, excise, property and other tax returns which are required to be filed by them, other than those tax returns the failure to file would be immaterial, and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Loan Parties or their Subsidiaries have been paid, except to the extent that such taxes, fees, assessments and other charges are being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made. The charges, accruals and reserves on the books of the Loan Parties and their respective Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Loan Parties, adequate. To the knowledge of the Loan Parties, no Loan Party has been given or been requested to give a waiver of the statute of limitation relating to the payment of Federal, state, local or foreign taxes. SECTION 4.08. Subsidiaries. The Borrower does not have any Subsidiaries except those Subsidiaries listed on Schedule 4.24 and, in the case of any Subsidiary acquired or formed after the Closing Date, as set forth in any Compliance Certificate delivered pursuant to Section 5.01(c), which, taken together, accurately set forth each such Subsidiary’s complete name and jurisdiction of organization. SECTION 4.09. Investment Company Act, Etc. No Loan Party nor any Subsidiary of a Loan Party is an “investment company” within the meaning of the Investment Company Act of 1940, as amended. None of the Loan Parties is subject to any applicable Law which limits its ability to borrow money. SECTION 4.10. All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority (if any) required in connection with the due execution, delivery and performance by the Loan Parties of this Agreement and any Loan Document to which any Loan Party is a party, have been obtained.

64 WBD (US) 57324867v5 SECTION 4.11. Ownership of Property; Liens. Each of the Loan Parties and their respective Subsidiaries has title or the contractual right to possess and operate its properties sufficient for the conduct of its business, except for minor defects in title that do not interfere with their respective ability to conduct their respective businesses as currently conducted or to utilize such properties for their intended use, and none of such properties is subject to any Lien except as permitted in Section 5.13. All material leases of Property are in full force and effect without the necessity for any consent which has not been previously obtained upon consummation of the transactions contemplated hereby. SECTION 4.12. Material Contracts; No Default. All material contracts relating to the business operations of each Loan Party and each Subsidiary of any Loan Party (the “Material Contracts”), including all labor contracts, are valid, binding and enforceable upon such Loan Party or Subsidiary and, to the Borrower’s knowledge, each of the other parties thereto in accordance with their respective terms. No Loan Party nor any of its respective Subsidiaries is in default under or with respect to any material agreement or instrument to which it is a party or by which it or any of its property is bound (including any Material Contract), except such defaults as to which requisite waivers or consents have been obtained or which are immaterial, to the Loan Parties’ knowledge, with respect to parties other than such Loan Party or Subsidiary. No Default or Event of Default has occurred and is continuing; no event has occurred and is continuing and no condition exists, or would result from any Advance or from the application of the proceeds therefrom, which constitutes or would reasonably be expected to constitute a Default or Event of Default. None of the Loan Parties is in violation of any Organizational Documents or Operating Documents other than a violation that would be immaterial. None of the Loan Parties or their Subsidiaries is bound by any contractual obligation, or subject to any restriction in any organization document, or any requirement of applicable Law which could reasonably be expected to result in a Material Adverse Effect. SECTION 4.13. Full Disclosure. To the knowledge of the Borrower, the Loan Parties have disclosed to the Lenders in writing any and all facts which, alone or in the aggregate, materially and adversely affect the Borrower and its Subsidiaries or in the future could reasonably be expected to have a Material Adverse Effect. SECTION 4.14. Environmental Matters. Except as disclosed on Schedule 4.14, and except for matters which could not reasonably be expected to result in an Material Adverse Effect, individually or in the aggregate: (a) None of the Loan Parties have received any Environmental Notice, whether directed or issued to any Loan Party or relating or pertaining to any prior owner, operator or occupant of any Property, and to the knowledge of each Loan Party, there are no circumstances which could reasonably be expected to result in an Environmental Notice. (b) No activity of any Loan Party at any Property is being or has been conducted in violation of any Environmental Law or Environmental Authorization and to the knowledge of any Loan Party no activity of any prior owner, operator or occupant of any Property was conducted in violation of any Environmental Law.

65 WBD (US) 57324867v5 (c) To the knowledge of each Loan Party, there are no Hazardous Materials present in, under, or emanating from, or to any Loan Party’s knowledge emanating to, any Property or any portion thereof which result in Contamination. To the knowledge of each Loan Party, there are no Hazardous Materials on any Property or any portion thereof, except in compliance with Environmental Laws and Environmental Authorizations. (d) Each Loan Party has all Environmental Authorizations and all such Environmental Authorizations are in full force and effect. (e) Each Loan Party has submitted to a Governmental Authority and/or maintains, as appropriate, all Required Environmental Notices. (f) No activity of any Loan Party is being or has been conducted in violation of any Environmental Law or Environmental Authorization and to the knowledge of any Loan Party no activity of any of their respective predecessors was conducted in violation of any Environmental Law. (g) To the knowledge of each Loan Party, no facility or site to which any Loan Party, either directly or indirectly by a third party, has sent Hazardous Materials for storage, treatment or disposal has been or is being operated in violation of Environmental Laws or pursuant to Environmental Laws is identified or proposed to be identified on any list of contaminated properties or other properties which pursuant to Environmental Laws are the subject of an investigation, cleanup, removal, remediation or other response action by a Governmental Authority. (h) To the knowledge of each Loan Party, no portion of any Property is identified or proposed to be identified on any list of contaminated properties or other properties which pursuant to Environmental Laws are the subject of an investigation or remediation action by a Governmental Authority. (i) No lien or other similar encumbrance authorized by Environmental Laws exists against any Property and no Loan Party has any reason to believe that such a lien or encumbrance may be imposed. SECTION 4.15. [Reserved]. SECTION 4.16. Capital Securities. All Capital Securities, debentures, bonds, notes and all other securities of each Loan Party and their respective Subsidiaries presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including, but not limited to, the “Blue Sky” laws of all applicable states and the federal securities laws. The issued shares of Capital Securities of each of the Loan Party’s respective Subsidiaries are owned by the Loan Parties free and clear of any Lien or adverse claim, except for any restrictions on transfer generally arising under any applicable securities law. SECTION 4.17. Margin Stock. No Loan Party nor any of its respective Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock, and no part of the proceeds of any Advance will be

66 WBD (US) 57324867v5 used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock, or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulations U or X of the Board of Governors of the Federal Reserve System. Following the application of the proceeds from each Advance, not more than 25% of the value of the assets, either of the Borrower only or of the Borrower and its Subsidiaries on a consolidated basis, will be “Margin Stock.” SECTION 4.18. [Reserved]. SECTION 4.19. Burdensome Restrictions. None of the Loan Parties is bound by any contractual obligation, or subject to any restriction in any Organizational Document, or any requirement of applicable Law, which could reasonably be expected to result in a Material Adverse Effect. SECTION 4.20. Labor Matters. Each of the Loan Parties and their respective Subsidiaries is in compliance with the Labor Contracts and all applicable federal, state and local labor and employment laws, including those related to equal employment opportunity and affirmative action, labor relations, minimum wage, overtime, child labor, medical insurance continuation, worker adjustment and relocation notices, immigration controls and worker and unemployment compensation, except where the failure to comply could reasonably be expected to result in a Material Adverse Effect. To the knowledge of the Borrower, there are no threatened strikes, lockouts or other organized work stoppages or slowdowns, at facilities of any Loan Party which could reasonably be expected to result in a Material Adverse Effect. The hours worked by and payment made to employees of the Loan Parties and each Subsidiary of any Loan Party have been in material compliance with the Fair Labor Standards Act and any other applicable federal, state or foreign law dealing with such matters. No Loan Party nor any Subsidiary of a Loan Party is party to a collective bargaining agreement except for those agreements described on Schedule 4.20 (copies of which have been provided to the Administrative Agent). SECTION 4.21. Patents, Trademarks, Etc. The Borrower and its Subsidiaries own, or are licensed to use, all patents, trademarks, trade names, copyrights, technology, know-how and processes, service marks and rights with respect to the foregoing that are material to the businesses, assets, operations, properties or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole. The use of such patents, trademarks, trade names, copyrights, technology, know-how, processes and rights with respect to the foregoing by the Borrower and its Subsidiaries, does not infringe on the rights of any Person. SECTION 4.22. Insurance. The Loan Parties and each of their Subsidiaries has (either in the name of such Loan Party or in such Subsidiary's name), with financially sound and reputable insurance companies, insurance in at least such amounts and against at least such risks (including on all its property, and public liability and worker's compensation) as are usually insured against in the same general area by companies of established repute engaged in the same or similar business in the exercise of prudent business practice. Schedule 4.22 sets forth a complete list of all such insurance. SECTION 4.23. [Reserved].

67 WBD (US) 57324867v5 SECTION 4.24. Ownership Structure. As of the Closing Date, Schedule 4.24 is a complete and correct list of all Subsidiaries of the Borrower and of each Loan Party setting forth for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding any Capital Securities in such Subsidiary, (iii) the nature of the Capital Securities held by each such Person, and (iv) the percentage of ownership of such Subsidiary represented by such Capital Securities. Except as disclosed in such Schedule, as of the Closing Date (i) the Borrower and its Subsidiaries own, free and clear of all Liens and have the unencumbered right to vote, all outstanding Capital Securities in each Person shown to be held by it on such Schedule, (ii) all of the issued and outstanding Capital Securities of each Person are validly issued, fully paid and nonassessable and (iii) there are no outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any stockholders’ or voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional Capital Securities of any type in, any such Person. All capital contributions and other consideration required to be made or paid in connection with any such Capital Securities have been made or paid. SECTION 4.25. Reports Accurate; Disclosure. All information, exhibits, financial statements, documents, books, records or reports furnished by the Loan Parties to the Administrative Agent or any Lender in connection with this Agreement or any Loan Document, including without limitation all reports furnished pursuant to Section 4.04, are true, complete and accurate in all material respects; it being recognized by the Administrative Agent and the Lenders that the projections and forecasts provided by the Borrower in good faith and based upon reasonable assumptions are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may differ from the projected or forecasted results. Neither this Agreement, nor any Loan Document, nor any agreement, document, certificate or statement furnished to the Administrative Agent or the Lenders in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made; it being recognized by the Administrative Agent and the Lenders that the projections and forecasts provided by the Borrower in good faith and based upon reasonable assumptions are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may differ from the projected or forecasted results. SECTION 4.26. Existing Indebtedness; Future Liens. (a) Schedule 4.26 sets forth a complete and correct list of all outstanding Debt of the Loan Parties and their respective Subsidiaries as of the Closing Date (including a description of the obligors and obligees, principal amount outstanding and collateral therefor, if any, and Guarantee thereof, if any). Neither any Loan Party nor any Subsidiary of a Loan Party is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of Loan Party or any subsidiary and no event or condition exists with respect to any Debt of any Loan Party or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

68 WBD (US) 57324867v5 (b) Except as disclosed in Schedule 4.26, neither any Loan Party nor any Subsidiary thereof has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 5.13. (c) Neither any Loan Party nor any Subsidiary thereof is a party to, or otherwise subject to any provision contained in, any instrument evidencing Debt of such Loan Party or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the any Loan Party or Subsidiary thereof, except as specifically indicated in Schedule 4.26. SECTION 4.27. [Reserved]. SECTION 4.28. Schedules. Should any of the information or disclosures provided on any of the Schedules attached hereto become outdated or incorrect in any material respect, the Borrower shall promptly provide the Administrative Agent in writing with such revisions or updates to such Schedule as may be necessary or appropriate to update or correct same; provided, however, that no Schedule shall be deemed to have been amended, modified or superseded by any such correction or update, nor shall any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such Schedule be deemed to have been cured thereby, unless and until the Required Lenders, in their reasonable discretion, shall have accepted in writing such revisions or updates to such Schedule. SECTION 4.29. Survival of Representations and Warranties, Etc. All representations and warranties of the Loan Parties contained herein or made in connection herewith shall survive the making of Advances and issuance of Letters of Credit and shall not be waived by the execution and delivery of the Agreement, any investigation by the Administrative Agent or the Lenders, the making of Advances, issuance of Letters of Credit, or payment in full of the Obligations. SECTION 4.30. Loans and Investments. No Loan Party nor any of its respective Subsidiaries has made an Investment which is outstanding or existing on the Closing Date except as set forth on Schedule 5.12. SECTION 4.31. [Reserved]. SECTION 4.32. USA Patriot Act; OFAC. (a) No Loan Party nor any Affiliate of a Loan Party is (1) a Person that resides or has a place of business in a country or territory named on such lists or which is designated as a Non-Cooperative Jurisdiction by the Financial Action Task Force on Money Laundering (“FATF”), or whose subscription funds are transferred from or through such a jurisdiction; (2) a “Foreign Shell Bank” within the meaning of the USA Patriot Act, i.e., a foreign lender that does not have a physical presence in any country and that is not affiliated with a Lender that has a physical presence and an acceptable level of regulation and supervision; or (3) a person or entity that resides in or is organized under the laws of a jurisdiction designated by the United States Secretary of the Treasury

69 WBD (US) 57324867v5 under Section 311 or 312 of the USA Patriot Act as warranting special measures due to money laundering concerns. (b) No Loan Party or any Affiliate of a Loan Party (i) is a Sanctioned Entity, (ii) has a more than 10% of its assets located in Sanctioned Entities, or (iii) derives more than 10% of its operating income from investments in, or transactions with Sanctioned Entities. The proceeds of any Advance will not be used and have not been used to fund any operations in, finance any investments or activities in or make any payments to, a Sanctioned Entity. No Loan Party or any Affiliate of a Loan Party are in violation of and shall not violate any of the country or list based economic and trade sanctions administered and enforced by OFAC that are described or referenced at http://www.ustreas.gov/offices/enforcement/ofac/ or as otherwise published from time to time. (c) None of the Loan Parties, nor any of their respective Subsidiaries, is in violation of any laws relating to terrorism or money laundering, including, without limitation, the Patriot Act. SECTION 4.33. EEA Financial Institution. No Loan Party is an EEA Financial Institution. SECTION 4.34. No LLC Division. Neither the Borrower, any Guarantor nor any Person obligated to pay all or any part of any sums that are, or may become, due under the Loan Documents has created or adopted a Plan of Division, or filed a Certificate of Division, or has otherwise effectuated a LLC Division of the Borrowers, any Guarantor or such Person. ARTICLE V COVENANTS The Borrower and Guarantors agree, jointly and severally, that, so long as any Lender has any Revolver Commitment hereunder or any Obligation remains unpaid: SECTION 5.01. Information. The Borrower will deliver to the Administrative Agent, who will then promptly deliver to each of the Lenders: (a) as soon as available and in any event within 120 days after the end of each Fiscal Year, a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income, shareholders’ equity and cash flows for such Fiscal Year, all certified by an independent public accountant of standing reasonably satisfactory to the Administrative Agent, with such certification to be free of exceptions and qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur); (b) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Quarter and the related statement of income and statement of cash flows for such Fiscal Quarter and for

70 WBD (US) 57324867v5 the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year, all certified (subject to normal year- end adjustments) as to fairness of presentation, GAAP and consistency by the chief financial officer or an authorized officer of the Borrower; (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate, substantially in the form of Exhibit H and with compliance calculations in form and content reasonably satisfactory to the Administrative Agent (a “Compliance Certificate”), of the chief financial officers or authorized officers of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Loan Parties were in compliance with the requirements of Sections 5.07 and 5.09 on the date of such financial statements, (ii) setting forth the identities of the respective Subsidiaries on the date of such financial statements, if applicable, and (iii) stating whether any Default or Event of Default exists on the date of such certificate and, if any Default or Event of Default then exists, setting forth the details thereof and the action which the Loan Parties are taking or propose to take with respect thereto; (d) simultaneously with the delivery of each set of annual financial statements referred to in paragraph (a) above, a statement of the firm of independent public accountants which reported on such statements to the effect that nothing has come to their attention to cause them to believe that any Default existed on the date of such financial statements; (e) promptly and in any event within 5 Domestic Business Days after the Borrower’s president, chief executive officer, chief operating officer, chief financial officer or treasurer becomes aware of the occurrence of any Default or Event of Default, a certificate of any such authorized officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto; (f) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all functions of said Commission, or with any national securities exchange, or if any of the capital stock of the Borrower is quoted on the Nasdaq Stock Market or listed or quoted on the New York Stock Exchange or another securities exchange, distributed by the Borrower to its shareholders generally, as the case may be; (g) promptly upon becoming aware of the occurrence thereof, notice (including the nature of the event and, when known, any action taken or threatened by the Internal Revenue Service or the PBGC with respect thereto) of: (i) any Reportable Event with respect to any Loan Party or any other member of the Controlled Group;

71 WBD (US) 57324867v5 (ii) any Prohibited Transaction which could subject any Loan Party or any other member of the Controlled Group to a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code in connection with any Plan, any Benefit Arrangement or any trust created thereunder; (iii) any assertion of material withdrawal liability with respect to any Multiemployer Plan; (iv) any partial or complete withdrawal from a Multiemployer Plan by any Loan Party or any other member of the Controlled Group under Title IV of ERISA (or assertion thereof), where such withdrawal is reasonably likely to result in a Material Adverse Effect; (v) any cessation of operations (by any Loan Party or any other member of the Controlled Group) at a facility in the circumstances described in Section 4062(e) of ERISA; (vi) withdrawal by any Loan Party or any other member of the Controlled Group from a Multiple Employer Plan; (vii) a failure by any Loan Party or any other member of the Controlled Group to make a payment to a Plan required to avoid imposition of a Lien under Section 302(f) of ERISA; or (viii) any change in the actuarial assumptions or funding methods used for any Plan, where the effect of such change is to materially increase or materially reduce the unfunded benefit liability or obligation to make periodic contributions; (h) promptly after receipt thereof, copies of (i) all notices received by any Loan Party or any other member of the Controlled Group of the PBGC’s intent to terminate any Plan administered or maintained by any Loan Party or any member of the Controlled Group, or to have a trustee appointed to administer any such Plan; and (ii) at the request of the Administrative Agent or any Lender each annual report (IRS Form 5500 series) and all accompanying schedules and the most recent actuarial reports concerning each Plan; (i) promptly upon the filing thereof, copies of any PBGC Form 500, or any successor or equivalent form to PBGC Form 500, filed with the PBGC in connection with the termination of any Plan; (j) promptly after the Borrower knows of the commencement thereof, notice of any litigation, dispute or proceeding (and any material development in respect of such proceedings) involving a claim against a Loan Party and/or any Subsidiary of a Loan Party for $2,000,000 or more or which if adversely determined would constitute a Material Adverse Effect;

72 WBD (US) 57324867v5 (k) from time to time such additional information regarding the financial position or business of the Borrower, its Subsidiaries, and each Loan Party as the Administrative Agent, at the request of any Lender, may reasonably request; and (l) promptly, upon any change in the Borrower’s Debt Rating, a certificate stating that the Borrower’s Debt Rating has changed and the new Debt Rating that is in effect. SECTION 5.02. Inspection of Property, Books and Records. The Borrower will (i) keep, and will cause each of its Subsidiaries to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities that are required by GAAP to be so made; (ii) permit, and will cause each Subsidiary of the Borrower and each Loan Party to permit, with reasonable prior notice which notice shall not be required in the case of an emergency, the Administrative Agent or its designee, at the expense of the Borrower and Loan Parties, to perform reasonable periodic field audits and investigations of the Borrower and the other Loan Parties, from time to time; and (iii) permit, and will cause each Subsidiary to permit, representatives of any Lender at such Lender’s expense prior to the occurrence of an Event of Default and at the Borrowers’ expense after the occurrence of an Event of Default to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants. The Loan Parties agree to cooperate and assist in such visits and inspections, in each case at such reasonable times and as often as may reasonably be desired. SECTION 5.03. [Reserved]. SECTION 5.04. [Reserved]. SECTION 5.05. [Reserved]. SECTION 5.06. Debt. The Borrower shall not, and shall not permit any of its Subsidiaries or any other Loan Party to, at any time create, incur, assume or suffer to exist any Debt, except: (a) Debt under the Loan Documents, and any extension or renewals or replacements thereof, provided that the Refinancing Conditions are satisfied; (b) Existing Debt as set forth on Schedule 4.26, and provided that the Refinancing Conditions are satisfied, any extension or renewals or replacements thereof; (c) Capitalized leases and Debt secured by Purchase Money Security Interests not exceeding $15,000,000 in the aggregate at any one time; (d) Debt of one Loan Party to another Loan Party which is subordinated in accordance with the provisions of Section 5.10; (e) Any Hedge Transaction approved by the Agent; or

73 WBD (US) 57324867v5 (f) Other Debt, including any Senior Notes issued after the Third Amendment Effective Date, in an aggregate outstanding amount not to exceed $200,000,000 at any time. SECTION 5.07. Maximum Leverage. Borrower will maintain, as of the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending December 31, 2019, a Total Leverage Ratio of no greater than Sixty-Five One Hundredths (0.65). SECTION 5.08. Disposition of Assets. The Borrower shall not, and shall not permit any of its Subsidiaries or any other Loan Party to Dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including Disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of Capital Securities of a Subsidiary of such Loan Party), except: (a) the sale of inventory in the ordinary course of business; (b) any sale, transfer or lease of assets in the ordinary course of business which are no longer necessary or required in the conduct of such Loan Party’s or such Subsidiary's business; (c) any sale, transfer or lease of assets by any Wholly Owned Subsidiary of such Loan Party to another Loan Party; (d) any sale, transfer or lease of assets in the ordinary course of business which are replaced by substitute assets acquired or leased within the parameters of Section 5.21; (e) any other sale, transfer or lease of assets, not specifically excepted pursuant to clauses (a) through (d) above; provided however, that the aggregate amount of the book value of the assets subject to all such sales, transfers and leases under this clause (e) shall not exceed $10,000,000; or (f) any sale or disposition of Investments permitted under Section 5.12 and the making of any Restricted Payment permitted under Section 5.11; provided, however, that any Disposition pursuant to clauses (a), (b), (d) and (e) above shall be for fair market value. SECTION 5.09. Interest Coverage Ratio. The Borrower will maintain, as of the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending December 31, 2019, an Interest Coverage Ratio of not less than 2.00 to 1.00. The Interest Coverage Ratio shall be calculated for the four (4) consecutive Fiscal Quarters ending on the applicable date of determination. SECTION 5.10. Loans or Advances. No Loan Party or any Subsidiary of a Loan Party shall make loans or advances to any Person except: (i) employee advances to meet the expenses of such employee for business purposes in the ordinary course of business; (ii) trade credit extended on usual and customary terms in the ordinary course of business; (iii) loans, investments or advances to the Borrower or any Guarantor that is a Consolidated Subsidiary; provided, that all such Debt shall be unsecured and subordinated in right of payment to the

74 WBD (US) 57324867v5 payment in full of the Obligations; (iv) loans and advances outstanding on the Closing Date and set forth on Schedule 5.10; and (v) Investments permitted by Section 5.12. SECTION 5.11. Restricted Payments.The Borrower shall not, and shall not permit any of its Subsidiaries or any other Loan Party to, make or pay, or agree to become or remain liable to make or pay, any Restricted Payment, except (i) dividends or other distributions payable to another Loan Party (so long as such Loan Party is a Subsidiary of the Borrower), (ii) Permitted Tax Distributions and (iii) dividends and distributions payable solely in shares of capital stock or in options, warrants or other rights to acquire capital stock. In addition to the Restricted Payments permitted by the foregoing clauses (a)(i) through (a)(iii) of this Section 5.11, the Borrower may make Restricted Payments in cash at any time and from time to time but no earlier than five (5) Domestic Business Days after the Borrower shall have delivered to the Administrative Agent (x) the financial statements required by Section 5.01(a) or 5.01(b), as applicable, and (y) a dividend compliance certificate in the form of Exhibit J attached hereto (a “Dividend Compliance Certificate”) demonstrating that, prior to and after giving effect to such Restricted Payment: (i) no Default or Event of Default shall have occurred and be continuing; and (ii) the Borrower would be in compliance with the financial covenant set forth in Section 5.07 at all times. SECTION 5.12. Investments. No Loan Party or any Subsidiary of a Loan Party shall make Investments in any Person except as permitted by Section 5.10 and except Investments in (i) direct obligations of the United States Government maturing within one year, or repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States or issued by any agency thereof and backed by the full faith and credit of the United States maturing within 365 days from the date of acquisition, (ii) demand deposits, time deposits or certificates of deposit maturing within one year in commercial banks whose obligations are rated A-1, A or the equivalent or better by S&P on the date of acquisition, (iii) commercial paper rated A-1 or the equivalent thereof by S&P or P-1 or the equivalent thereof by Moody’s and in either case maturing within twelve (12) months after the date of acquisition, (iv) municipal securities, including auction rate securities and variable rate demand notes having a minimum of a long- term credit rating of A2 or A, or the equivalent, using the lowest credit rating by Moody's or S&P, or with a short-term credit rating of A-1/P-2 or A-2/P-1, or the equivalent, using the lowest credit rating by Moody's or S&P (issues with only one short-term credit rating must have a minimum credit rating of A-1, P-1, F-1 or the equivalent), (v) Investments existing on the Closing Date and set forth on Schedule 5.12 and (vi) funds invested exclusively in the investments described in clauses (i) through (iv). SECTION 5.13. Liens. No Loan Party or any Subsidiary of a Loan Party will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except: (a) Liens existing on the date of this Agreement encumbering assets securing Debt outstanding on the date of this Agreement, in each case as described and in the

75 WBD (US) 57324867v5 principal amounts set forth on Schedule 5.13 and any Lien arising out of the refinancing, extension, renewal or refunding of any Debt as permitted under Section 5.06(b); (b) Liens for taxes, assessments or similar charges, incurred in the ordinary course of business that are not yet due and payable; (c) pledges or deposits made in the ordinary course of business to secure payment of workers’ compensation, or to participate in any fund in connection with workers’ compensation, unemployment insurance, old-age pensions or other social security programs, other than any Lien imposed by ERISA; (d) Liens of mechanics, materialmen, warehousemen, carriers or other like liens, securing obligations incurred in the ordinary course of business that are not yet due and payable and Liens of landlords of real property arising by operation of law securing obligations to pay lease payments that are not yet due and payable or in default; (e) good faith pledges or deposits of no greater than $250,000 in the aggregate made in the ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business; (f) encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real property, none of which materially impairs the use of such property by Borrower in the operation of its business, and none of which is violated in any material respect by existing or proposed restrictions on land use; (g) any Lien on Margin Stock; (h) any Lien imposed as a result of a taking under the exercise of the power of eminent domain by any Governmental Authority or by any Person acting under Governmental Authority; and (i) Purchase Money Security Interests and Liens on property subject to capitalized leases, provided that the aggregate amount of loans and deferred payments secured by such Purchase Money Security Interests and capitalized leases shall not exceed $10,000,000 in the aggregate at any one time (excluding for the purposes of this computation any loans or deferred payments secured by Liens described on Schedule 5.13); (j) the following, (i) if the validity or amount thereof is being contested in good faith by appropriate and lawful proceedings diligently conducted so long as levy and execution thereon have been stayed and continue to be stayed or (ii) if a final judgment is entered and such judgment is discharged within thirty (30) days of entry, and in either case they do not, in the aggregate, materially impair the ability of any Loan Party to perform the Obligations: (i) claims or Liens for taxes, assessments or charges due and payable and subject to interest or penalty, provided that the applicable Loan Party

76 WBD (US) 57324867v5 maintains such reserves or other appropriate provisions as shall be required by GAAP and pays all such taxes, assessments or charges forthwith upon the commencement of proceedings to foreclose any such Lien; (ii) claims, Liens or encumbrances upon, and defects of title to, real or personal property, including any attachment of personal or real property or other legal process prior to adjudication of a dispute on the merits; or (iii) claims or Liens of mechanics, materialmen, warehousemen, carriers, or other statutory nonconsensual Liens; (k) Liens resulting from final judgments or orders (i) if the validity or amount thereof is being contested in good faith by appropriate and lawful proceedings diligently conducted so long as levy and execution thereon have been stayed and continue to be stayed, or (ii) if a final judgment is entered and such judgment is discharged within sixty (60) days of entry, and in either case they do not, in the aggregate, materially impair the ability of any Loan Party to perform the Obligations. (l) provided that such matters do not materially interfere with the present use of the Properties owned by the Borrower or any of its Subsidiaries, as the case may be, such matters as an accurate survey would show; (m) such other rights, liens, imperfections in or failures of title, charges, easements, leases, licenses, restrictions, encumbrances, encroachments and defects and zoning, entitlement, conservation restriction and other land use and environmental regulations by Governmental Authority, which, in each case, do not materially interfere with the present use of the Properties owned by the Borrower or its Subsidiaries, as the case may be; and (n) Liens in favor of the Administrative Agent on Cash Collateral. SECTION 5.14. Maintenance of Existence, etc. Each Loan Party shall, and shall cause each Subsidiary of a Loan Party to, maintain its organizational existence and carry on its business in substantially the same manner and in substantially the same line or lines of business or line or lines of business reasonably related to the business now carried on and maintained, except as otherwise expressly permitted by Section 5.16. SECTION 5.15. Maintenance of Debt Rating. The Borrower shall at all times maintain a Debt Rating from a Rating Agency. SECTION 5.16. Consolidations, Mergers and Acquisitions. The Borrower shall not, and shall not permit any of its Material Subsidiaries to, dissolve, liquidate or wind-up its affairs either in whole or in part or redeem or retire any shares of its own Capital Securities through corporate or company reorganization (including by way of a LLC Division), or become a party to any merger or consolidation, or make any Acquisition, provided that:

77 WBD (US) 57324867v5 (a) any Loan Party other than the Borrower may consolidate or merge into another Loan Party; (b) any Loan Party may acquire, whether by purchase or by merger, (A) all of the Capital Securities of another Person or (B) substantially all of assets of another Person or of a business or division of another Person (each a “Permitted Acquisition”); provided that (i) the consideration paid by the Loan Parties for such Permitted Acquisition together with all other Permitted Acquisitions made during the current Fiscal Year under this clause (i) does not exceed $10,000,000, (ii) such Permitted Acquisition is described on Schedule 5.16, or (iii) each of the following requirements is met: (i) if the Loan Parties are acquiring the Capital Securities in such Person, such Person shall execute a Joinder Agreement pursuant to Section 5.27 on or before the date of such Permitted Acquisition; (ii) the Borrower shall, and shall cause each such Person and its owners, as applicable, to comply with Section 5.27 on or before the date of such Permitted Acquisition; (iii) the board of directors or other equivalent governing body of such Person shall have approved such Permitted Acquisition and, if the Borrower shall use any Advances to fund such Permitted Acquisition, the Borrower also shall have delivered to the Administrative Agent written evidence of the approval of the board of directors (or equivalent body) of such Person for such Permitted Acquisition; (iv) the business acquired, or the business conducted by the Person whose Capital Securities are being acquired, as applicable, shall be substantially the same as one or more line or lines of business conducted by the Loan Parties; (v) no Default or Event of Default shall exist immediately prior to and after giving effect to such Permitted Acquisition; (vi) the Borrower shall demonstrate that it shall be in compliance with the covenants contained in Sections 5.07 and 5.09 on a pro forma basis after giving effect to such Permitted Acquisition (including in such computation Debt or other liabilities assumed or incurred in connection with such Permitted Acquisition but excluding income earned or expenses incurred by the Person, business or assets to be acquired prior to the date of such Permitted Acquisition) by delivering at least five (5) Business Days prior to such Permitted Acquisition a certificate evidencing such compliance; (vii) the aggregate consideration paid by the Loan Parties for all Permitted Acquisitions in any Fiscal Year shall not exceed $30,000,000; and (viii) the Borrower shall deliver to the Agent at least five (5) Domestic Business Days before such Permitted Acquisition copies of any agreements entered into or proposed to be entered into by such Loan Parties in connection

78 WBD (US) 57324867v5 with such Permitted Acquisition, as well as annual financial statements of such Permitted Acquisition for a minimum of three (3) Fiscal Years, to the extent available, immediately preceding the date of the proposed transaction. SECTION 5.17. Use of Proceeds. No portion of the proceeds of any Advance will be used by the Borrower or any Subsidiary (a) in connection with, either directly or indirectly, any tender offer for, or other acquisition of, stock of any corporation with a view towards obtaining control of such other corporation, (b) directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, or (c) for any purpose in violation of any applicable Law. Except as otherwise provided herein, the proceeds of the Advances shall be used: (i) to refinance existing indebtedness of the Borrower (including indebtedness under the Existing Credit Agreement); (ii) for working capital and other lawful corporate purposes including transaction costs and expenses associated with the consummation of the transactions contemplated by this Agreement, (iii) to pay fees and expenses incurred in connection with this Agreement, (iv) for the issuance of Letters of Credit, (v) to finance Permitted Acquisitions and (vi) as Cash Collateral. No part of the proceeds of any Advance will be used, whether directly or indirectly, for any purpose that would violate any rule or regulation of the Board of Governors of the Federal Reserve System, including Regulations T, U or X. SECTION 5.18. Compliance with Laws; Payment of Taxes. Each Loan Party will, and will cause each Subsidiary of a Loan Party and each member of the Controlled Group to, comply in all material respects with applicable Laws (including but not limited to ERISA, Environmental Laws and the Patriot Act), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except where the necessity of such compliance is being contested in good faith through appropriate proceedings diligently pursued, provided that it shall not be deemed to be a violation of this Section 5.18 if any failure to comply with any applicable Law would not reasonably be expected to result in a Material Adverse Effect. Each Loan Party will, and will cause each Subsidiary of a Loan Party to, pay promptly when due all material taxes, assessments, governmental charges, and other obligations which, if unpaid, might become a Lien (other than a Lien permitted by Section 5.13) against the property of a Loan Party or any Subsidiary of a Loan Party, except liabilities being contested in good faith by appropriate proceedings diligently pursued and against which, if requested by the Administrative Agent, the Borrower shall have set up reserves in accordance with GAAP, but only to the extent that failure to discharge any such liabilities would not result in any additional liability which would adversely affect to a material extent the financial condition of any Loan Party or Subsidiary of any Loan Party provided that the Borrower shall, and shall cause each of the other Loan Parties and their Subsidiaries to pay all such liabilities forthwith upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor. SECTION 5.19. Insurance. Each Loan Party will maintain, and will cause each Subsidiary of a Loan Party to maintain (either in the name of such Loan Party or in such Subsidiary’s own name), with financially sound and reputable insurance companies, insurance on all its Property and other assets in at least such amounts and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or similar business consistent with prudent business practices, all as reasonably determined by the Administrative Agent. Upon request by the Administrative Agent, the Borrower shall promptly furnish the Administrative Agent copies of all such insurance policies or certificates evidencing such insurance and such other documents and evidence of insurance as

79 WBD (US) 57324867v5 the Administrative Agent shall request. In the case of property losses, all insurance proceeds for losses of greater than $5,000,000 shall be payable to the Administrative Agent for the benefit of the Lenders unless (i) no Event of Default exists, and (ii) the Borrower within one hundred eighty (180) days after receipt thereof, reinvests such proceeds to replace or restore such property. The Borrower shall notify the Administrative Agent promptly of any occurrence causing a material loss and the estimated (or actual, if available) amount of such loss or decline. Any monies received by the Agent constituting insurance proceeds shall be applied by the Administrative Agent in accordance with Section 2.11(d). SECTION 5.20. Change in Fiscal Year. No Loan Party will make any significant change in accounting treatment or reporting practices, except as required by GAAP or applicable Law, or change its Fiscal Year without the consent of the Required Lenders. SECTION 5.21. Maintenance of Property. The Borrower shall, and shall cause each of its Subsidiaries and each other Loan Party to, maintain in good repair, working order and condition (ordinary wear and tear excepted) in accordance with the general practice of other businesses of similar character and size, all of those properties and assets useful or reasonably necessary to its business, and from time to time, the Borrower shall and shall cause each other Loan Party to make or cause to be made all appropriate repairs, renewals or replacements thereof in accordance with good industry practice provided that this Section shall not prevent the Borrower or any Subsidiary from discontinuing the operation and the maintenance of any of its Properties if such discontinuance is desirable in the conduct of its business and such discontinuance is immaterial to the business of the Borrower or such Subsidiary. SECTION 5.22. Environmental Notices. Each Loan Party shall furnish to the Lenders and the Administrative Agent written notice, promptly upon receipt of any Environmental Notice, whether directed or issued to any Loan Party or relating or pertaining to any prior owner, operator or occupant of any Property, which could reasonably be expected to have a Material Adverse Effect. SECTION 5.23. Environmental Matters. No Loan Party will: (a) conduct any activity at a Property in violation of any Environmental Law or Environmental Authorization except where noncompliance alone or in the aggregate could not reasonably be expected to have a Material Adverse Effect; or (b) permit any Hazardous Materials to be present in, under or emanating from or to, any Property, or any portion thereof, except in compliance with Environmental Laws and Environmental Authorizations or where noncompliance, alone or in the aggregate could not reasonably be expected to have a Material Adverse Effect. SECTION 5.24. [Reserved]. SECTION 5.25. [Reserved]. SECTION 5.26. Transactions with Affiliates. No Loan Party nor any Subsidiary of a Loan Party shall enter into, or be a party to, any transaction with any Affiliate of a Loan Party or such Subsidiary (which Affiliate is not a Loan Party or a Subsidiary of a Loan Party), except for those transactions described on Schedule 5.26 or as permitted by law and in the ordinary course of business and pursuant to reasonable terms which are no less favorable to the Loan

80 WBD (US) 57324867v5 Party or such Subsidiary than would be obtained in a comparable arm’s length transaction with a Person which is not an Affiliate. SECTION 5.27. Joinder of Subsidiaries. (a) The Loan Parties shall cause any Person which becomes a Material Subsidiary of a Loan Party after the Closing Date to become a party to, and agree to be bound by the terms of, this Agreement and the other Loan Documents pursuant to a Joinder Agreement, satisfactory to the Administrative Agent in all respects and executed and delivered to the Administrative Agent within ten (10) Domestic Business Days after the day on which such Person became a Material Subsidiary. The Loan Parties shall also cause the items specified in Section 3.01(c), (e), (f) and (i) to be delivered to the Administrative Agent concurrently with the instrument referred to above, modified appropriately to refer to such instrument and such Subsidiary. (b) Once any Subsidiary becomes a party to this Agreement in accordance with Section 5.27(a), such Subsidiary thereafter shall remain a party to this Agreement even if such Subsidiary ceases to be a Subsidiary; provided that if a Subsidiary ceases to be a Subsidiary of the Borrower as a result of the Borrower’s transfer or sale of one hundred percent (100%) of the capital stock of such Subsidiary in accordance with and to the extent permitted by the terms of Section 5.16, the Administrative Agent and the Lenders agree to release such Subsidiary from this Agreement. SECTION 5.28. Plans and Benefit Arrangements. The Loan Parties shall, and shall cause each other member of the Controlled Group to, comply with ERISA, the Code and other applicable Laws to the extent applicable to Plans and Benefit Arrangements except where such failure, alone or in conjunction with any other failure, would not result in a Material Adverse Effect. Without limiting the generality of the foregoing, the Loan Parties shall cause all of their Plans and all Plans maintained by any member of the Controlled Group to be funded in all material respects in accordance with the minimum funding requirements of ERISA and shall make, and cause each member of the Controlled Group to make, in a timely manner, all material contributions due to Plans, Benefit Arrangements and Multiemployer Plans. SECTION 5.29. Partnerships and Joint Ventures. No Loan Party shall become a general partner in any general or limited partnership, except that any Loan Party may be a general partner in other Loan Parties, or a joint venturer in any joint venture. SECTION 5.30. Plans and Benefit Arrangements. The Borrower shall not, and shall not permit any of its Subsidiaries or any other Loan Party to: (a) fail to satisfy the minimum funding requirements of ERISA and the Code with respect to any Plan; (b) request a minimum funding waiver from the Internal Revenue Service with respect to any Plan; (c) engage in a Prohibited Transaction with any Plan, Benefit Arrangement or Multiemployer Plan which, alone or in conjunction with any other circumstances or set of

81 WBD (US) 57324867v5 circumstances resulting in liability under ERISA, would constitute a Material Adverse Effect; (d) with respect to any Fiscal Year, permit (i) the accumulated benefit obligation of the Borrower as of the end of such Fiscal Year (calculated as the aggregate actuarial present value of all benefit liabilities (whether or not vested) under all Plans (including, for the avoidance of doubt, any supplemental Plans) in the aggregate, as disclosed in the most recent actuarial report completed with respect to each respective Plan as of the end of such Fiscal Year), to exceed (ii) the fair market value of the assets of such Plans as of the end of such Fiscal Year by more than $30,000,000; (e) fail to make when due any material contribution to any Multiemployer Plan that any Loan Party or any member of the Controlled Group may be required to make under any agreement relating to such Multiemployer Plan, or any applicable Law pertaining thereto; (f) withdraw (completely or partially) from any Multiemployer Plan or withdraw (or be deemed under Section 4062(e) of ERISA to withdraw) from any Multiple Employer Plan, where any such withdrawal is reasonably likely to result in a Material Adverse Effect; (g) terminate, or institute proceedings to terminate, any Plan, where such termination is reasonably likely to result in a Material Adverse Effect; (h) make any amendment to any Plan with respect to which security is required under Section 307 of ERISA, where such failure is reasonably likely to result in a Material Adverse Effect; or (i) fail to give any and all notices and make all disclosures and governmental filings required under ERISA or the Code in respect of any Plan or Benefit Arrangement, where such failure is reasonably likely to result in a Material Adverse Effect. SECTION 5.31. No Modification of Management Agreement. The Borrower shall not, and shall not permit any of its Subsidiaries to, (i) waive or consent to any change in any material covenant, any material condition or any material compliance by any Person with any provision of the Management Agreement without providing prior written notice to the Administrative Agent and each Lender, and if the effect of such waiver or consent could reasonably be expected to be adverse in any material respect to the Administrative Agent, the Lenders or any Loan Party (including, without limitation adverse to the liquidity of any Loan Party), then the Borrower shall obtain the prior written approval of the Required Lenders to such waiver, which approval shall not be unreasonably withheld, or (ii) amend the Management Agreement without providing prior written notice to the Administrative Agent and each Lender, and if the effect of an amendment could reasonably be expected to be adverse in any material respect to the Agent, the Lenders or any Loan Party (including, without limitation, adverse to the liquidity of any Loan Party), then the Borrower shall obtain the prior written approval of the Required Lenders to such amendment, which approval shall not be unreasonably withheld.

82 WBD (US) 57324867v5 SECTION 5.32. Modifications of Organizational Documents. The Borrower shall not, and shall not permit any Loan Party or other Subsidiary to, amend, supplement, restate or otherwise modify its Organizational Documents or Operating Documents without providing at least ten (10) Domestic Business Days’ prior written notice to the Administrative Agent and the Lenders and, in the event such change would be materially adverse to the Lenders as determined by the Administrative Agent in its reasonable discretion, obtaining the prior written consent of the Required Lenders. SECTION 5.33. [Reserved]. SECTION 5.34. Hedge Transactions. The Loan Parties will not, and will not permit any of their Subsidiaries to, enter into any Hedge Transaction, other than Hedge Transactions entered into in the ordinary course of business to hedge or mitigate risks to which the Loan Parties are exposed in the conduct of their business or the management of their liabilities. Solely for the avoidance of doubt, the Borrower acknowledges that a Hedge Transaction entered into for speculative purposes or of a speculative nature (which shall be deemed to include any Hedge Transaction under which any Loan Party is or may become obliged to make any payment (i) in connection with the purchase by any third party of any common stock or any Debt or (ii) as a result of changes in the market value of any common stock or any Debt) is not a Hedge Transaction entered into in the ordinary course of business to hedge or mitigate risks. SECTION 5.35. Guaranties. The Borrower shall not become liable in respect of any Guarantee. The Borrower shall not permit any of its Subsidiaries or any other Loan Party to, at any time, directly or indirectly, become or be liable in respect of any Guarantee, except as expressly permitted hereunder. SECTION 5.36. Management Expenses. The Borrower shall not, and shall not permit any of its Subsidiaries to, be obligated to pay Management Expenses to any Person unless the aggregate amount of such Management Expenses does not exceed the amount set forth in the Management Agreement (subject to adjustment in accordance with the terms thereof as in effect as of the Closing Date), but in no event in an amount greater than allowed by applicable Law. SECTION 5.37. Gas Purchase Agreements. The Borrower and each Subsidiary of the Borrower (a) shall comply with all rate case approvals entered into by the WVPSC with respect to gas purchases, including exercising prudent gas practices, and (b) shall at all times use commercially reasonable efforts to have in effect a fuel adjustment clause or a similar mechanism approved by the WVPSC by which the rates charged by the Borrower and its Subsidiaries are automatically adjusted to reflect variations in natural gas prices paid by the Borrower or any of its Subsidiaries, as the case may be. SECTION 5.38. Limitations on Modification and Prepayments of the Senior Notes. No Loan Party or any Subsidiary of a Loan Party will: (a) amend or modify any of the terms of the Senior Notes or the Note Purchase Agreements if such amendment or modification would add or change any terms related to incurring or permitting to exist Debt or granting or permitting to exist Liens in a manner adverse to the Borrower or any Subsidiary (other than amendments or modifications to the Senior Notes and the Note Purchase Agreements pursuant to Section 17.1 of any Note Purchase Agreement to conform the terms of such Note Purchase Agreement with the

83 WBD (US) 57324867v5 terms of this Agreement), or shorten the final maturity or average life to maturity or require any principal or interest payment to be made sooner than originally scheduled, unless such amendment or modification has been approved by the Administrative Agent, or (b) make (or give any notice with respect thereto) any voluntary or optional payment or prepayment or redemption or acquisition for value of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any Senior Note, unless such voluntary or optional payment or prepayment or redemption or acquisition for value has been approved by the Administrative Agent. SECTION 5.39. No LLC Division. The Borrower, any Guarantor or any Person obligated to pay all or any part of any sums that are, or may become, due under the Loan Documents shall not: (a) create or adopt a Plan of Division, or file a Certificate of Division, or otherwise effectuate a LLC Division of any such entity or Person; (b) be liquidated, terminated, dissolved, or merged or consolidated into another entity (including, in each case, without limitation, pursuant to a LLC Division); (c) be divided into two or more Persons, including, without limitation, becoming a Divided LLC (whether or not the original Person survives such division); (d) be created, or reorganized into, one or more series pursuant to a LLC Division or otherwise; or (e) fail or cease to be in good standing in (i) with respect to the Borrower, the state of its incorporation or organization, or (ii) with respect to Borrower, any Guarantor or such other Person, any other jurisdiction in which the Borrower, any Guarantor or such Person is required to be registered and remain in good standing under applicable law. ARTICLE VI DEFAULTS SECTION 6.01. Events of Default. If one or more of the following events (“Events of Default”) shall have occurred and be continuing: (a) the Borrower shall fail to pay when due any principal of any Advance (including, without limitation, any Advance or portion thereof to be repaid pursuant to Section 2.11) or shall fail to pay when due any Reimbursement Obligation with respect to any Letter of Credit or shall fail to pay any interest on any Advance within three Domestic Business Days after such interest shall become due, or any Loan Party shall fail to pay any fee or other amount payable hereunder within three (3) Domestic Business Days after such fee or other amount becomes due; or (b) any Loan Party shall fail to observe or perform any covenant contained in (i) Sections 2.15, 5.02(ii) and 5.02(iii), 5.05, 5.06, 5.07, 5.08, 5.09, 5.10, 5.11, 5.14, 5.16, 5.26, 5.31, 5.32, 5.34 or (ii) Sections 5.01(e), 5.12, 5.13 and 5.35, and such default shall continue unremedied for a period of ten (10) Domestic Business Days; or (c) any Loan Party shall fail to observe or perform any covenant or agreement contained or incorporated by reference in this Agreement (other than those covered by clause (a) or (b) above) or any other Loan Document; provided that such failure continues for fifteen (15) Domestic Business Days after the earlier of (i) the first day on which the Borrower has knowledge of such failure or (ii) written notice thereof has been given to the Borrower by the Administrative Agent at the request of any Lender, provided that if

84 WBD (US) 57324867v5 such default is not capable of remedy within such fifteen (15) Domestic Business Day period, such fifteen (15) Domestic Business Day period shall be extended for an additional thirty (30) Domestic Business Days so long as (i) the default is subject to cure, (ii) the Loan Parties are diligently and continuously proceeding to cure such default, and (iii) the additional cure period could not reasonably be expected to have a Material Adverse Effect; or (d) any representation or warranty made (or deemed made pursuant to Section 3.02) by the Loan Parties in Article IV of this Agreement or any other Loan Document or in any financial statement, material certificate or other material document or report delivered pursuant to this Agreement shall prove to have been untrue or misleading in any material respect when made (or deemed made pursuant to Section 3.02), provided that such representation or warranty shall not constitute an Event of Default if such conditions or circumstances are (i) subject to cure, and (ii) the facts or conditions giving rise to such breach of the representation or warranty are cured in such a manner as to eliminate such breach within thirty (30) days after the Borrower has knowledge of such breach; or (e) any event or condition shall occur which results in a default or event of default under the terms of any other agreement involving borrowed money or the extension of credit or any other Debt under which any Loan Party or Subsidiary of any Loan Party may be obligated as a borrower or guarantor of at least $15,000,000 in the aggregate, and such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any Debt when due (whether at stated maturity, by acceleration or otherwise) or if such breach or default permits or causes the acceleration of any Debt (whether or not such right shall have been waived) or the termination of any commitment to lend, or any Loan Party or any Subsidiary of any Loan Party shall become obligated to purchase or repay any Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $15,000,000 or one or more Persons have the right to require any Loan Party or any Subsidiary of any Loan Party so to purchase or prepay such Debt; or (f) [Reserved]; or (g) any Loan Party or any Subsidiary of a Loan Party shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any Debtor Relief Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, administrator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally, or shall admit in writing its inability, to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or (h) an involuntary case or other proceeding shall be commenced against any Loan Party or any Subsidiary of a Loan Party seeking liquidation, reorganization or other

85 WBD (US) 57324867v5 relief with respect to it or its debts under any Debtor Relief Law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, administrator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of thirty (30) days; or an order for relief shall be entered against any Loan Party or any Subsidiary of a Loan Party under the federal Bankruptcy laws as now or hereafter in effect; or (i) except as would not reasonably be expected to result in a Material Adverse Effect, any Loan Party or any member of the Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by any Loan Party, any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or (j) one or more judgments or orders for the payment of money in an aggregate amount in excess of $15,000,000 shall be rendered against any one or more of the Loan Parties and such judgments or orders shall continue unsatisfied and unstayed for a period of sixty (60) days; or (k) any Loan Party or Subsidiary of a Loan Party ceases to conduct its business as contemplated, except as expressly permitted under Section 5.16, or any Loan Party or Subsidiary of a Loan Party is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business and such injunction, restraint or other preventive order is not dismissed within thirty (30) days after the entry thereof; or (l) there shall occur any material uninsured damage to or loss, theft or destruction of any of the properties or assets of any Loan Party or any of their Subsidiaries in excess of $7,500,000 or any of the Loan Parties’ or any of their Subsidiaries’ assets are attached, seized, levied upon or subjected to a writ or distress warrant; or such come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not cured within thirty (30) days thereafter; or (m) a notice of Lien or assessment in excess of $7,500,000 which is not permitted by Section 5.13 is filed of record with respect to all or any part of any of the Loan Parties’ or any of their Subsidiaries' assets by any Governmental Authority or any taxes or debts owing at any time or times hereafter to any one of these becomes payable and the same is not paid within thirty (30) days after the same becomes payable; or

86 WBD (US) 57324867v5 (n) any Loan Party or any Subsidiary of a Loan Party ceases to be solvent or admits in writing its inability to pay its debts as they mature; or (o) (i) any of the Guarantors shall fail to pay when due any Guaranteed Obligations (after giving effect to any applicable grace period) or shall fail to pay any fee or other amount payable hereunder within three (3) Domestic Business Days after becoming due (after giving effect to any applicable grace periods); or (ii) any Guarantor shall disaffirm, contest or deny the enforceability or validity of Article X; (p) any of the following occurs: (i) any of the Loan Documents shall cease to be legal, valid and binding agreements enforceable against the party executing the same or such party's successors and assigns (as permitted under the Loan Documents) in accordance with the respective terms thereof or (ii) any of the Loan Documents shall in any way be terminated (except in accordance with its terms) or become or be declared ineffective or inoperative or shall be repudiated or by any Loan Party or (iii) any Loan Party shall (or shall attempt to) disaffirm, contest or deny the enforceability or validity of any Loan Document; or (q) the Borrower, any Guarantor or any Person obligated to pay all or any part of any sums that are, or may become, due under the Loan Documents shall: (i) create or adopt a Plan of Division, or file a Certificate of Division, or otherwise effectuate a LLC Division of any such entity or Person; (ii) be liquidated, terminated, dissolved, or merged or consolidated into another entity (including, in each case, without limitation, pursuant to a LLC Division); (iii) be divided into two or more Persons, including, without limitation, becoming a Divided LLC (whether or not the original Person survives such division); or (iv) be created, or reorganized into, one or more series pursuant to a LLC Division or otherwise; then, and in every such event, the Administrative Agent shall (i) if requested by the Required Lenders, by notice to the Borrower terminate the Revolver Commitments and they shall thereupon terminate; (ii) if requested by the Swing Line Lender, by notice to the Borrower, terminate the Swing Line facility set forth in Section 2.01(b); (iii) if requested by the Required Lenders, by notice to the Letter of Credit Issuer, instruct the Letter of Credit Issuer to declare an Event of Default under the Letter of Credit Application Agreements; and (iv) if requested by the Required Lenders, by notice to the Borrower declare the Notes (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents to be, and the Notes (together with all accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Loan Parties; provided that if any Event of Default specified in clause (g) or (h) above occurs with respect to any Loan Party or any Subsidiary of a Loan Party, without any notice to any Loan Party or any other act by the Administrative Agent or the Lenders, the Revolver Commitments shall thereupon automatically terminate and the Swing Line facility set forth in Section 2.01(b) shall thereupon automatically terminate and the Notes, including without limitation the Swing Advance Note, (together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall automatically become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Loan Parties. Notwithstanding the foregoing, the

87 WBD (US) 57324867v5 Administrative Agent shall have available to it all rights and remedies provided under the Loan Documents and in addition thereto, all other rights and remedies at law or equity, and the Administrative Agent shall exercise any one or all of them at the request of the Required Lenders. SECTION 6.02. Notice of Default. The Administrative Agent shall give notice to the Borrower of any Default under Section 6.01(c) promptly upon being requested to do so by any Lender and shall thereupon notify all the Lenders thereof. SECTION 6.03. Cash Cover. If any Event of Default shall have occurred and be continuing, the Borrower shall, if requested by the Administrative Agent and the Letter of Credit Issuer, pay to the Administrative Agent, for the benefit of the Lenders and the Letter of Credit Issuer an amount in immediately available funds (which funds shall be held as collateral pursuant to arrangements satisfactory to the Administrative Agent) equal to 103% of the aggregate Undrawn Amounts available under the Letters of Credit, provided that, if any Event of Default specified in clause (g) or (h) above occurs, the Borrower shall be obligated to pay such amount to the Administrative Agent forthwith without any notice to the Borrower or any other act by the Administrative Agent. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Letter of Credit Issuer for Reimbursement Obligations for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the portion of the Letter of Credit Obligations relating to Letters of Credit issued for the account of the Borrower at such time or, if the maturity of the Advances has been accelerated, be applied to satisfy other obligations of such Borrower under this Agreement. SECTION 6.04. Allocation of Proceeds. If an Event of Default has occurred and not been waived, and the maturity of the Notes has been accelerated pursuant to this Article VI, all payments received by the Administrative Agent hereunder or under the other Loan Documents, in respect of any principal of or interest on the Obligations or any other amounts payable by the Borrower or any other Loan Party hereunder or under the other Loan Documents, shall be applied by the Administrative Agent in the following order: (a) To payment of that portion of the Obligations constituting fees, indemnities, Credit Party Expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article VIII and Section 2.12) payable to the Administrative Agent in its capacity as such; and then (b) To payment of that portion of the Obligations constituting indemnities, Credit Party Expenses and other amounts (other than principal, interest and fees) payable to the Lenders and the Letter of Credit Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the Letter of Credit Issuer and amounts payable under Article VIII and Section 2.12), ratably among them in proportion to the amounts described in this clause payable to them; and then

88 WBD (US) 57324867v5 (c) To the extent that Swing Advances have not been refinanced by a Revolver Advance, payment to the Swing Line Lender of that portion of the Obligations constituting accrued and unpaid interest on the Swing Advances; and then (d) To payment of that portion of the Obligations constituting accrued and unpaid interest on the Advances and other Obligations, and fees (including unused commitment fees, Letter of Credit Fees and Facing Fees), ratably among the Lenders and the Letter of Credit Issuer in proportion to the respective amounts described in this clause payable to them; and then (e) To the extent that Swing Advances have not been refinanced by a Revolver Advance, to payment to the Swing Line Lender of that portion of the Obligations constituting unpaid principal of the Swing Advances; and then (f) To payment of that portion of the Obligations constituting unpaid principal of the Advances and Reimbursement Obligations, ratably among the Lenders and the Letter of Credit Issuer in proportion to the respective amounts described in this clause held by them; and then (g) To the Administrative Agent for the account of the Letter of Credit Issuer (for the benefit of the Letter of Credit Issuer and the Lenders), in respect of outstanding Letters of Credit pursuant to Section 6.03; and then (h) To payment of all other Obligations, ratably among the Letter of Credit Issuer and the Lenders in proportion to the respective amounts held by them; and then (i) The balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Loan Parties or as otherwise required by law. Subject to Article XI, amounts used to Cash Collateralize the aggregate Undrawn Amount of Letters of Credit pursuant to Section 6.04(g) above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. ARTICLE VII THE ADMINISTRATIVE AGENT SECTION 7.01. Appointment and Authority. Each of the Lenders and the Letter of Credit Issuer hereby irrevocably appoints Truist Bank to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. Except as provided in Section 7.06, (a) the provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Letter of Credit Issuer, and (b) neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the

89 WBD (US) 57324867v5 Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. SECTION 7.02. Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. SECTION 7.03. Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 9.05 and Article VI), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be

90 WBD (US) 57324867v5 deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent in writing by the Borrower, a Lender or the Letter of Credit Issuer. The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article III or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. SECTION 7.04. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of an Advance, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Letter of Credit Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the Letter of Credit Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or the Letter of Credit Issuer prior to the making of such Advance or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. SECTION 7.05. Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. SECTION 7.06. Resignation of Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of

91 WBD (US) 57324867v5 any such notice of resignation, the Required Lenders shall have the right, subject to the Borrower’s consent (such consent not to be unreasonably withheld, conditioned or delayed) so long as no Event of Default is continuing, to appoint a successor, which shall be a bank with an office in the United States of America, or an Affiliate of any such bank with an office in the United States of America. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders, subject to the Borrower’s consent (such consent not to be unreasonably withheld, conditioned or delayed) so long as no Event of Default is continuing, appoint a successor Administrative Agent meeting the qualifications set forth above provided that if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by, to or through a Lender, as appointed by the Required Lenders, to each other Lender directly, until such time as the Required Lenders and the Borrower, as applicable, appoint a successor Administrative Agent as provided for above in this paragraph. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this paragraph). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent. SECTION 7.07. Non-Reliance on Administrative Agent and Other Lenders. Each Lender and the Letter of Credit Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the Letter of Credit Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. SECTION 7.08. No Other Duties, etc. Anything herein to the contrary notwithstanding, none of the Lead Arranger or any other arranger or agent listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the

92 WBD (US) 57324867v5 other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the Letter of Credit Issuer hereunder. SECTION 7.09. Other Agents. The Borrower and each Lender hereby acknowledges that any Lender designated as an “Agent” on the signature pages hereof (other than the Administrative Agent) shall not have any obligations, duties or liabilities hereunder other than in its capacity as a Lender. SECTION 7.10. Guaranty Matters. Subject to the provisions of Section 9.05, each Lender authorizes and directs the Administrative Agent to enter into the Loan Documents (other than this Agreement), and to enter into any intercreditor or similar agreement consistent with the provisions of this Agreement, on behalf of and for the benefit of the Lenders. Each Lender hereby agrees, and each holder of any Note by the acceptance thereof will be deemed to agree, that any action taken by the Administrative Agent in accordance with the provisions of this Agreement or the Loan Documents, and the exercise by the Administrative Agent of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all Lenders. Each of the Lenders and the Letter of Credit Issuer irrevocably authorize the Administrative Agent to release any Guarantor from its obligations under the Loan Documents if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release any Guarantor from its obligations under the Loan Documents pursuant to this Section 7.10. SECTION 7.11. Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Advance or Letter of Credit Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on any Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Advances, Letter of Credit Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Letter of Credit Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Letter of Credit Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Letter of Credit Issuer and the Administrative Agent under Sections 2.07 and 9.03) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the Letter of Credit Issuer to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders and the Letter of Credit Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses,

93 WBD (US) 57324867v5 disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.07 and 9.03. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the Letter of Credit Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or the Letter of Credit Issuer or to authorize the Administrative Agent to vote in respect of the claim of any Lender or the Letter of Credit Issuer or in any such proceeding. SECTION 7.12. Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and the Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Plans in connection with the Advances, the Letters of Credit or the Revolver Commitments, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Revolver Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Advances, the Letters of Credit, the Revolver Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Revolver Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Revolver Commitments and this Agreement, or

94 WBD (US) 57324867v5 (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and the Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower or any other Loan Party, that: (i) none of the Administrative Agent or Lead Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto), (ii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Revolver Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E) (iii) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Revolver Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations), (iv) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Advances, the Letters of Credit, the Revolver Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Advances, the Letters of Credit, the Revolver Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and (v) no fee or other compensation is being paid directly to the Administrative Agent or the Lead Arranger or any of their respective Affiliates for investment advice (as opposed to other services) in connection with the Advances, the Letters of Credit, the Revolver Commitments or this Agreement.

95 WBD (US) 57324867v5 (c) The Administrative Agent and the Lead Arranger hereby inform the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Advances, the Letters of Credit, the Revolver Commitments and this Agreement, (ii) may recognize a gain if it extended the Advances, the Letters of Credit or the Revolver Commitments for an amount less than the amount being paid for an interest in the Advances, the Letters of Credit or the Revolver Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing. ARTICLE VIII CHANGE IN CIRCUMSTANCES; COMPENSATION SECTION 8.01. Inability to Determine Interest Rates; Benchmark Replacement Setting. (a) Inability to Determine SOFR. Subject to paragraphs (b) through and (f) below, if, prior to the commencement of any Interest Period for any Adjusted Term SOFR Borrowing or Term SOFR Index Rate Borrowing (or at any time, with respect to any Adjusted Daily Simple SOFR Borrowing): (i) the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that “Adjusted Term SOFR” “Term SOFR Index Rate” or “Adjusted Daily Simple SOFR” cannot be determined pursuant to the definition thereof, or (ii) the Administrative Agent shall have received notice from the Required Lenders that Adjusted Term SOFR or the Term SOFR Index Rate for such Interest Period or Adjusted Daily Simple SOFR will not adequately and fairly reflect the cost to such Lenders of making, funding or maintaining their SOFR Borrowings for such Interest Period (if applicable), then the Administrative Agent shall give written notice thereof (or telephonic notice, promptly confirmed in writing) to the Borrower and to the Lenders as soon as practicable thereafter. Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make SOFR Advances, and any right of the Borrower to continue SOFR Borrowings or to convert Base Rate Borrowings to SOFR Borrowings, shall be suspended (to the extent of the affected SOFR Borrowings or affected Interest Periods) until the Administrative Agent revokes such notice. Upon receipt of such notice, (i) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Borrowings (to the extent of the affected SOFR Borrowings or affected Interest Periods) or, failing that, the Borrower will be deemed to

96 WBD (US) 57324867v5 have converted any such request into a request for a Borrowing of or conversion to Base Rate Borrowings in the amount specified therein and (ii) any outstanding affected SOFR Borrowings will be deemed to have been converted into Base Rate Borrowings at the end of the applicable Interest Period. Upon any such conversion, the Borrower shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to Section 8.05. Subject to paragraphs (b) through (f) below, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Adjusted Term SOFR” cannot be determined pursuant to the definition thereof on any given day, the interest rate on Base Rate Borrowings shall be determined by the Administrative Agent without reference to clause (iii) of the definition of “Base Rate” until the Administrative Agent revokes such determination. (b) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (b) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. on the fifth (5th) Domestic Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. If the Benchmark Replacement is Adjusted Daily Simple SOFR, all interest payments will be payable on each Interest Payment Date. (c) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (d) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 8.01(e) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 8.01, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from

97 WBD (US) 57324867v5 taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 8.01. (e) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will be not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (f) Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any pending request for a SOFR Borrowing of, conversion to or continuation of SOFR Borrowings to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Borrowings. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. SECTION 8.02. Illegality. If, after the date hereof, a Change in Law shall make it unlawful or impossible for any Lender (or its Lending Office) to make, maintain or fund its SOFR Advances and such Lender shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Lenders and the Borrower, whereupon until such Lender notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Lender to make or permit continuations or conversions of SOFR Advances shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Lender shall designate a different Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Lender, be otherwise disadvantageous to such Lender. If such Lender shall determine that it may not lawfully continue to maintain and fund any of its portion of the outstanding SOFR Advances to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of the SOFR Advances of such Lender, together with accrued interest thereon and any amount due such Lender pursuant to Section 8.05. Concurrently with prepaying such SOFR Advances, the Borrower shall be entitled

98 WBD (US) 57324867v5 to borrow at its option a Base Rate Advance in an equal principal amount from such Lender (on which interest and principal shall be payable contemporaneously with the related SOFR Advances of the other Lenders), and such Lender shall make such a Base Rate Advance. SECTION 8.03. Increased Cost and Reduced Return. (a) If after the date hereof, a Change in Law or compliance by any Lender (or its Lending Office) with any request or directive (whether or not having the force of law) of any Governmental Authority shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or the Letter of Credit Issuer; or (ii) subject any Lender to any tax of any kind whatsoever with respect to this Agreement or any SOFR Advances made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Indemnified Taxes covered by Section 2.12(e) and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender); or (iii) impose on any Lender or the Letter of Credit Issuer any other condition, cost or expense (other than Taxes) affecting this Agreement or Advances by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining any Advance or of maintaining its obligation to make any such Advance, or to increase the cost to such Lender, the Letter of Credit Issuer or such other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, Letter of Credit Issuer or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, Letter of Credit Issuer or other Recipient, the Borrower will pay to such Lender, Letter of Credit Issuer or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, Letter of Credit Issuer or other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) If any Lender or Letter of Credit Issuer determines that any Change in Law affecting such Lender or Letter of Credit Issuer or any lending office of such Lender or such Lender’s or Letter of Credit Issuer’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s or Letter of Credit Issuer’s capital or on the capital of such Lender’s or Letter of Credit Issuer’s holding company, if any, as a consequence of this Agreement, the Revolver Commitments of such Lender or the Advances made by, or participations in Letters of Credit or Swing Advances held by, such Lender, or the Letters of Credit issued by the Letter of Credit Issuer, to a level below that which such Lender or Letter of Credit Issuer or such Lender’s or Letter of Credit Issuer’s holding company could have achieved

99 WBD (US) 57324867v5 but for such Change in Law (taking into consideration such Lender’s or Letter of Credit Issuer’s policies and the policies of such Lender’s or Letter of Credit Issuer’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or Letter of Credit Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or Letter of Credit Issuer or such Lender’s or Letter of Credit Issuer’s holding company for any such reduction suffered. (c) A certificate of an authorized officer of a Lender or the Letter of Credit Issuer setting forth the amount or amounts necessary to compensate such Lender or the Letter of Credit Issuer or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Letter of Credit Issuer the amount shown as due on any such certificate within ten (10) days after receipt thereof. (d) Failure or delay on the part of any Lender or the Letter of Credit Issuer to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or the Letter of Credit Issuer’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or the Letter of Credit Issuer pursuant to this Section for any increased costs incurred or reductions suffered more than one hundred twenty (120) days prior to the date that such Lender or the Letter of Credit Issuer notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Letter of Credit Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the one hundred twenty (120) day period referred to above shall be extended to include the period of retroactive effect thereof). SECTION 8.04. Base Rate Advances Substituted for Affected SOFR Advances. If (i) the obligation of any Lender to make or maintain a SOFR Advance has been suspended pursuant to Section 8.02 or (ii) any Lender has demanded compensation under Section 8.03, and the Borrower shall, by at least five (5) U.S. Government Business Days’ prior notice to such Lender through the Administrative Agent, have elected that the provisions of this Section shall apply to such Lender, then, unless and until such Lender notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply: (a) all Advances which would otherwise be made by such Lender as or permitted to be continued as or converted into SOFR Advances shall instead be made as or converted into Base Rate Advances, (in all cases interest and principal on such Advances shall be payable contemporaneously with the related SOFR Advances of the other Lenders), and (b) after its portion of the SOFR Advance has been repaid, all payments of principal which would otherwise be applied to repay such SOFR Advance shall be applied to repay its Base Rate Advance instead. In the event that the Borrower shall elect that the provisions of this Section shall apply to any Lender, the Borrower shall remain liable for, and shall pay to such Lender as provided herein, all

100 WBD (US) 57324867v5 amounts due such Lender under Section 8.03 in respect of the period preceding the date of conversion of such Lender’s portion of any Advance resulting from the Borrower’s election. SECTION 8.05. Compensation. Upon the written request of any Lender, delivered to the Borrower and the Administrative Agent, the Borrower shall pay to such Lender such amount or amounts as shall compensate such Lender for any loss, cost or expense incurred by such Lender as a result of: (a) any payment or prepayment (whether pursuant to Section 2.10, 2.11, 6.01, 8.02 or otherwise) of an Adjusted Term SOFR Advance on a day other than the last day of an Interest Period for such Advance; or (b) any failure by the Borrower to prepay an Adjusted Term SOFR Advance on the date for such prepayment specified in the relevant notice of prepayment hereunder; or (c) any failure by the Borrower to borrow an Adjusted Term SOFR Advance on the date for the Borrowing of which such Adjusted Term SOFR Advance is a part specified on the Closing Date; such compensation to include, without limitation, an amount equal to the excess, if any, of (x) the amount of interest which would have accrued on the amount so paid or prepaid or not prepaid or borrowed for the period from the date of such payment, prepayment or failure to prepay or borrow to the last day of the then current Interest Period for such Adjusted Term SOFR Advance (or, in the case of a failure to prepay or borrow, the Interest Period for such Adjusted Term SOFR Advance which would have commenced on the date of such failure to prepay or borrow) at the applicable rate of interest for such Adjusted Term SOFR Advance provided for herein over (y) the amount of interest (as reasonably determined by such Lender) such Lender would have paid on deposits in Dollars of comparable amounts having terms comparable to such period placed with it by leading lenders in the applicable market (if such Advance is an Adjusted Term SOFR Advance). SECTION 8.06. Mitigation. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 8.03, requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.12(e), or asserts, pursuant to Section 8.02, that is it unlawful for such Lender to make, maintain or fund SOFR Advances, then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 8.03 or 2.12(e), or cure any such unlawfulness referenced in Section 8.02, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

101 WBD (US) 57324867v5 (b) Replacement of Lenders. If any Lender requests compensation under Section 8.03, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.12(e) and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 8.06(a), or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 9.07), all of its interests, rights (other than its existing rights to payments pursuant to Section 8.03 or Section 2.12(e)) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 9.07; (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Advances and participations in Letters of Credit, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 8.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 8.03 or payments required to be made pursuant to Section 2.12(e), such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with applicable law; and (v) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. ARTICLE IX MISCELLANEOUS

102 WBD (US) 57324867v5 SECTION 9.01. Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows: (i) if to the Borrower or any other Loan Party, to it at 501 56th Street SE, Charleston, WV 25304, Attention of Scott Klemm, Chief Regulatory Officer & Assistant Treasurer (Telecopier No. (304) 925-9610; Telephone No. (888) 420- 4427 Ext. 88026; Email: scottklemm@mgcwv.com), with a copy to UGI Corporation, 460 North Gulph Road, King of Prussia, PA 19406, Attention: Treasurer (Telephone No.: (610) 337-1000; Fax No.: (610) 992-3259; E-mail: UGI-TREASURY@ugicorp.com); (ii) if to the Administrative Agent, to Truist at 303 Peachtree Street NE, 25th Floor, Atlanta, Georgia 30308 Attention of Agency Services Manager (Telecopier No. (404) 221-2001; Email: agency.services@truist.com); (iii) if to a Lender, to it at its address (or telecopier number) set forth in its Administrative Questionnaire. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b). (b) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed

103 WBD (US) 57324867v5 received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. (c) Change of Address, Etc. Any party hereto may change its address or telecopier number for notices and other communications hereunder by notice to the other parties hereto. (d) Platform. Each Loan Party agrees that the Administrative Agent may, but shall not be obligated to, make the Communications (as defined below) available to the Letter of Credit Issuer and the other Lenders by posting the Communications on Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system (the “Platform”). Each of the Lenders and the Letter of Credit Issuer hereunder agrees that any document posted on the Platform by the Administrative Agent shall be deemed to have been delivered to such Lender or Letter of Credit Issuer, as applicable. The Platform is provided “as is” and “as available.” The Administrative Agent and its Related Parties (collectively, the “Agent Parties”) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third- party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. Each Loan Party understands that the distribution of materials and other communications through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution and agrees and assumes the risks associated with such electronic distribution. In no event shall the Agent Parties have any liability to the Borrower or the other Loan Parties, any Lender or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of communications through the Platform, except to the extent caused by the willful misconduct or gross negligence of the Agent Parties. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed to the Administrative Agent, any Lender or the Letter of Credit Issuer by means of electronic communications pursuant to this Section, including through the Platform. SECTION 9.02. No Waivers. No failure or delay by the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any Note or other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions

104 WBD (US) 57324867v5 and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Article VI for the benefit of all the Lenders and the Letter of Credit Issuer; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) the Letter of Credit Issuer or the Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as Letter of Credit Issuer or Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 9.04, or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under the Bankruptcy Code or any other applicable debtor relief law. SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. The Loan Parties shall, jointly and severally, pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Letter of Credit Issuer and their respective Affiliates (including the reasonable fees, charges and disbursements of one firm of counsel for the Administrative Agent and the Letter of Credit Issuer), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement, the Letters of Credit and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and (ii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Letter of Credit Issuer or any Lender (including the fees, charges and disbursements of any counsel for the Administrative Agent, the Letter of Credit Issuer or any Lender, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Advances made hereunder or the issuance of the Letters of Credit, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Advances. (b) Indemnification by the Loan Parties. The Loan Parties shall, jointly and severally, indemnify the Administrative Agent (and any sub-agent thereof), the Letter of Credit Issuer and each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, penalties, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Advance or issuance of a Letter of Credit or the use or proposed use of the proceeds therefrom, (iii) any Environmental Releases on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to

105 WBD (US) 57324867v5 the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for breach of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. (c) Reimbursement by Lenders. To the extent that a Loan Party for any reason fails to pay any amount required under paragraph (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the Letter of Credit Issuer or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the Letter of Credit Issuer or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) in its capacity as such, the Letter of Credit Issuer or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or the Letter of Credit Issuer in connection with such capacity. The obligations of the Lenders under this paragraph (c) are subject to the provisions of Sections 9.10 and 9.13. (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, the Loan Parties shall not assert, and hereby waive, any claim against any Indemnitee, on any theory of liability, for indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Advance or the use of the proceeds thereof. No Indemnitee referred to in paragraph (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. For purposes of the prior sentence, an “unintended recipient” of information shall not include any addressee included on such distribution. (e) Payments. All amounts due under this Section shall be payable promptly after demand therefor. (f) Survival. Each party’s obligations under this Section 9.03 shall survive the termination of the Loan Documents and payment of the obligations hereunder.

106 WBD (US) 57324867v5 SECTION 9.04. Setoffs; Sharing of Set-Offs; Application of Payments. (a) Upon an Obligation becoming due and payable and not paid by the Borrower or any Loan Party (whether at the stated maturity, by acceleration or otherwise), if an Event of Default shall have occurred and be continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of the Borrower or any other Loan Party against any and all of the obligations of the Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such Loan Party are owed to a branch or office of such Lender different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender and its respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or its respective Affiliates may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. (b) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Advances or other Obligations hereunder or under any other Loan Document resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Advances and accrued interest thereon or other such Obligations greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Advances and such other Obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Advances and other amounts owing them, provided that: (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this paragraph shall not be construed to apply to (x) any payment made by a Loan Party pursuant to and in accordance with the express terms of this Agreement (including amounts applied by the Swing Line Lender to outstanding Swing Advances or amounts received by the Swing Line Lender or the Letter of Credit Issuer to be held as Cash Collateral to secure the obligations of a Defaulting Lender) or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its

107 WBD (US) 57324867v5 Advances to any assignee or participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this paragraph shall apply). Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Loan Party in the amount of such participation. SECTION 9.05. Amendments and Waivers. (a) Any provision of this Agreement, the Notes or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower or the applicable Loan Party and the Required Lenders (and, if the rights or duties of the Administrative Agent are affected thereby, by the Administrative Agent); provided that no such amendment or waiver shall, unless signed by the Lender or Lenders to be charged herewith: (i) extend or increase the Revolver Commitment of such Lender or subject such Lender to any additional funding obligation (it being understood and agreed that a waiver of any condition precedent set forth in Section 3.02 or of any Default or Event of Default is not considered an extension or increase in Revolver Commitments of any Lender or any Lender’s obligation to fund), (ii) reduce the principal of or decrease the rate of interest on any Advance or decrease any fees hereunder, (iii) defer the date fixed for any payment of principal of (including any extension of the Maturity Date but excluding mandatory prepayments) or interest specified herein on, any Advance or Letter of Credit Obligation, or (subject to subsection (iii) of clause (b) of this Section 9.05) any fees or other amounts payable hereunder or under any other Loan Document; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest or Letter of Credit Fees at the Default Rate, (iv) reduce the amount of principal, decrease the amount of interest or decrease the amount of fees due on any date fixed for the payment thereof; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest or Letter of Credit Fees at the Default Rate, (v) change the percentage of the Revolver Commitments or of the aggregate unpaid principal amount of the Notes, or the percentage of Lenders, which shall be required for the Lenders or any of them to take any action under this Section or any other provision of this Agreement, (vi) change the application of any payments made under this Agreement or the other Loan Documents in a manner that would alter any pro rata sharing requirements, (vii) change or modify the definition of “Required Lenders,” or this Section 9.05 or (viii) except in connection with any Disposition permitted under Section 5.08 or any merger, consolidation or disposition permitted under Section 5.16, release any guaranty given to support payment of the Guaranteed Obligations or (ix) amend or waive any provision of the Loan Documents in any manner that permits a Defaulting Lender to cure its status as a Defaulting Lender without requiring such Defaulting Lender to pay in full its unfunded obligations with respect of the Revolver Advances, Letter of Credit Obligations and Swing Advances. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any

108 WBD (US) 57324867v5 amendment, waiver or consent which by its terms requires the consent of all Lenders may be effected with the consent of all Lenders other than Defaulting Lenders), provided that, without in any way limiting Section 9.20(a)(i), any such amendment, waiver or consent that would increase or extend the term of the Revolver Commitment or Revolver Advances of such Defaulting Lender, extend the date fixed for the payment of principal or interest owing to such Defaulting Lender hereunder, reduce the principal amount of any obligation owing to such Defaulting Lender, reduce the amount of or the rate or amount of interest on any amount owing to such Defaulting Lender or of any fee payable to such Defaulting Lender hereunder, or alter the terms of this proviso, will require the consent of such Defaulting Lender. (b) Notwithstanding anything in clause (a), (i) unless also signed by the Swing Line Lender, no amendment, waiver or consent shall affect the rights or duties of the Swing Line Lender under this Agreement, (ii) unless also signed by the Administrative Agent, no amendment, waiver or consent shall affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document, (iii) the Administrative Agent’s Letter Agreement may be amended, or rights or privileges thereunder waived, only by means of a written agreement executed by all of the parties thereto, and (iv) subject to Section 11.03, the Letter of Credit may be amended or modified in a writing executed by the Letter of Credit Issuer and the Borrower. Additionally, notwithstanding anything to the contrary herein, each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Advances or the Letters of Credit, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code of the United States supersedes the unanimous consent provisions set forth herein and the Required Lenders shall determine whether or not to allow a Loan Party to use Cash Collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lenders. SECTION 9.06. Margin Stock Collateral. Each of the Lenders represents to the Administrative Agent and each of the other Lenders that it in good faith is not, directly or indirectly (by negative pledge or otherwise), relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement. SECTION 9.07. Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the consent of all Lenders and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and,

109 WBD (US) 57324867v5 to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolver Commitment and the Revolver Advances at the time owing to it); provided that: (i) except in the case of an assignment of the entire remaining amount of the assigning Lender’s Revolver Commitment and the Revolver Advances at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Revolver Commitment (which for this purpose includes Revolver Advances outstanding thereunder) or, if the applicable Revolver Commitment is not then in effect, the principal outstanding balance of the Revolver Advances of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Default has occurred and is continuing, the Borrower otherwise consent (each such consent not to be unreasonably withheld or delayed); provided, however, that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Domestic Business Days after having received notice thereof; (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Revolver Advances or the Revolver Commitment assigned; (iii) any assignment of a Revolver Commitment must be approved by the Administrative Agent unless the Person that is the proposed assignee is itself a Lender with a Revolver Commitment (whether or not the proposed assignee would otherwise qualify as an Eligible Assignee); (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500, and the Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; (v) No such assignment shall be made to (A) the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute a Defaulting Lender or a Subsidiary thereof. No such assignment shall

110 WBD (US) 57324867v5 be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person). (vi) in connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Borrower and the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Advances previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Borrower, the Administrative Agent, the Letter of Credit Issuer, the Swing Line Lender and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Revolver Advances and participations in Letters of Credit and Swing Advances in accordance with its Applicable Percentage, in each case after giving effect to Section 9.20(a)(v). Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 8.03 and 9.03 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section. (c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices in Atlanta, Georgia a copy of each Assignment and Assumption delivered to it and a register for the recordation of the

111 WBD (US) 57324867v5 names and addresses of the Lenders, and the Revolver Commitments of, and principal amounts (and stated interest) of the Revolver Advances owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). In addition, the Administrative Agent shall maintain on the Register the designation, and the revocation of designation, of any Lender as a Defaulting Lender of which it has received notice. The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. The Register shall also set forth the indebtedness of the Borrower resulting from each drawing under any Letter of Credit made from time to time hereunder and the amounts of principal, interest and fees payable and paid from time to time hereunder. In any legal action or proceeding in respect of this Agreement, the entries made in such account or accounts shall be conclusive evidence of the existence and amounts of the Letter of Credit Obligations of the Borrower therein recorded, absent manifest error. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Revolver Commitment and/or the Revolver Advances owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower, the Administrative Agent, the Letter of Credit Issuer and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 9.03(c) with respect to any payments made by such Lender to its Participant(s). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 9.05(a)(i) through (ix) (inclusive) that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 8.03, 8.05 and 2.12(e) (subject to the requirements and limitations therein, including the requirements under Section 2.12(e)(v) (it being understood that the documentation required under Section 2.12(e)(v) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 8.06 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 8.03 or 2.12(e) with respect to any participation, than its participating Lender would have been

112 WBD (US) 57324867v5 entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower's request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 8.06(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.04(a) as though it were a Lender; provided that such Participant agrees to be subject to Section 9.04(b) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Revolver Advances or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant's interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (solely in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. SECTION 9.08. Confidentiality. Each of the Administrative Agent and the Lenders agrees to exercise commercially reasonable efforts to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder (provided that in such event the Administrative Agent and the Lenders, as applicable, will, to the extent practicable and not prohibited under the circumstances, exercise commercially reasonable efforts to notify the Loan Parties on a timely basis prior to such disclosure so that a protective order or other appropriate remedy may be sought by the Loan Parties), (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any

113 WBD (US) 57324867v5 prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) has been or becomes available to the Administrative Agent, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Loan Parties. For purposes of this Section, “Information” means all information received from the Loan Parties or any of their Subsidiaries relating to the Loan Parties or any of their Subsidiaries or any of their respective businesses. Each of the Administrative Agent, the Letter of Credit Issuer, the Swing Line Lender, any Lender or any Affiliate of the foregoing required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Notwithstanding anything herein to the contrary, “Information” shall not include, and the Borrower, the other Loan Parties, the Administrative Agent, each Lender and the respective Affiliates of each of the foregoing (and the respective partners, directors, officers, employees, agents, advisors and other representatives of each of the foregoing and their Affiliates), and any other party, may disclose to any and all Persons, without limitation of any kind, (a) any information with respect to the U.S. federal and state income tax treatment of the transactions contemplated hereby and any facts that may be relevant to understanding such tax treatment, which facts shall not include for this purpose the names of the parties or any other Person named herein, or information that would permit identification of the parties or such other Persons, or any pricing terms or other nonpublic business or financial information that is unrelated to such tax treatment or facts, and (b) all materials of any kind (including opinions or other tax analyses) that are provided to any of the Persons referred to above relating to such tax treatment or facts. SECTION 9.09. Representation by Lenders. Each Lender hereby represents that it is a commercial lender or financial institution which makes loans in the ordinary course of its business and that it will make its Advances hereunder for its own account in the ordinary course of such business; provided, however, that, subject to Section 9.07, the disposition of the Note or Notes held by that Lender shall at all times be within its exclusive control. SECTION 9.10. Obligations Several. The obligations of each Lender hereunder are several, and no Lender shall be responsible for the obligations or commitment of any other Lender hereunder. Nothing contained in this Agreement and no action taken by the Lenders pursuant hereto shall be deemed to constitute the Lenders to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement or any other Loan Document and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose. For the avoidance of doubt, nothing in this Section 9.10 shall be deemed or construed to override any terms of this Agreement that mandate approval by the Required Lenders prior to the exercise by the Administrative Agent or any Lender of any of its rights or remedies hereunder.

114 WBD (US) 57324867v5 SECTION 9.11. Survival of Certain Obligations. Sections 8.03(a), 8.03(b), 8.05, 9.03 and 11.10, and the obligations of the Loan Parties thereunder, shall survive, and shall continue to be enforceable notwithstanding, the termination of this Agreement, and the Revolver Commitments and the payment in full of the principal of and interest on all Advances. SECTION 9.12. North Carolina Law. This Agreement and each Note shall be construed in accordance with and governed by the law of the State of North Carolina. SECTION 9.13. Severability. In case any one or more of the provisions contained in this Agreement, the Notes or any of the other Loan Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law. SECTION 9.14. Interest. In no event shall the amount of interest due or payable hereunder or under the Notes or any other Loan Document exceed the maximum rate of interest allowed by applicable Law, and in the event any such payment is inadvertently made to any Lender by the Borrower or inadvertently received by any Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify such Lender in writing that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Borrower not pay and the Lenders not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable Law. SECTION 9.15. Interpretation. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision. SECTION 9.16. Counterparts; Integration; Effectiveness; Electronic Execution. (a) Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement (b) Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually

115 WBD (US) 57324867v5 executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. SECTION 9.17. Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trial. (a) Submission to Jurisdiction. Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable Law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the other parties hereto or their properties in the courts of any jurisdiction, provided, that the parties hereto shall, to the extent legally permissible, consolidate all outstanding lawsuits to which any of them is party related to this Agreement or any other Loan Document with cases to which the parties hereto are party pending in courts of the State of New York sitting in New York County or the United States District Court of the Southern District of New York when such cases (or any related issues, claims, crossclaims, counterclaims, or third party claims) involve a common question of law or fact with respect to the Loan Parties, this Agreement or any other Loan Document. (b) Waiver of Venue. Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable Law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (c) Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable Law. (d) Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY

116 WBD (US) 57324867v5 LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 9.18. Independence of Covenants. All covenants under this Agreement and the other Loan Documents shall be given independent effect so that if a particular action or condition is not permitted by any such covenant, the fact that it would be permitted by an exception to, or would be otherwise allowed by, another covenant shall not avoid the occurrence of a Default if such action is taken or such condition exists. SECTION 9.19. Cash Collateral. At any time that there shall exist a Defaulting Lender, within one Domestic Business Day following the written request of the Administrative Agent or the Letter of Credit Issuer (with a copy to the Administrative Agent) the Borrower shall Cash Collateralize the Letter of Credit Issuer’s Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to Section 9.20(a)(v) and any Cash Collateral provided by such Defaulting Lender). (a) Grant of Security Interest. The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to the Administrative Agent, for the benefit of the Letter of Credit Issuer, and agrees to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lender’s obligation to fund participations in respect of Letter of Credit Obligations, to be applied pursuant to clause (b) below. If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent and the Letter of Credit Issuer as herein provided, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender). (b) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section 9.19 or Section 9.20 in respect of Letters of Credit shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of Letter of Credit Obligations (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (c) Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce the Letter of Credit Issuer’s Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this Section 9.19 following

117 WBD (US) 57324867v5 (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (ii) the determination by the Administrative Agent and the Letter of Credit Issuer that there exists excess Cash Collateral, and such Cash Collateral shall be immediately returned to the Person that provided it; provided that, subject to Section 9.20, the Person providing Cash Collateral and the Letter of Credit Issuer may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations. SECTION 9.20. Defaulting Lenders. (a) Notwithstanding anything contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (i) such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 9.05(a); (ii) any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VI or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.04 shall be applied at such time or times as may be determined by the Administrative Agent as follows (in each case determined after giving effect to Section 9.20(a)(v)): first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Letter of Credit Issuer or Swing Line Lender hereunder; third, to Cash Collateralize the Letter of Credit Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 9.19; fourth, as the Borrower may request (so long as no Default or Event of Default exists and is continuing), to the funding of any Advance in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Advances under this Agreement and (y) Cash Collateralize the Letter of Credit Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 9.19; sixth, to the payment of any amounts owing to the Lenders, the Letter of Credit Issuer or the Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the Letter of Credit Issuer or the Swing Line Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement; and

118 WBD (US) 57324867v5 eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Advances or Reimbursement Obligations in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Advances were made or the Letters of Credit related to such Reimbursement Obligations were issued at a time when the conditions set forth in Section 3.02 were satisfied or waived, such payment shall be applied solely to pay the Advances of, and Reimbursement Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Advances of, or Reimbursement Obligations owed to, such Defaulting Lender until such time as all Advances and funded and unfunded participations in Reimbursement Obligations and Swing Advances are held by the Lenders pro rata in accordance with their Commitments without giving effect to Section 9.20(a)(v). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 9.20(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto; (iii) each Defaulting Lender shall not be entitled to receive any Unused Commitment Fee for any period during which that Lender is a Defaulting Lender and notwithstanding anything to the contrary in this Agreement, the Borrower shall not be required to pay any such Unused Commitment Fee that otherwise would have been required to have been paid to such Defaulting Lender; (iv) any Letter of Credit Fees that accrue in favor of such Defaulting Lender, or that are accrued prior to the time such Lender became a Defaulting Lender but unpaid as of such time, shall be paid to the Letter of Credit Issuer for its own account; (v) all or any part of such Defaulting Lender’s participation in Letter of Credit Obligations and Swing Advances shall be reallocated among the Non- Defaulting Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Revolver Commitment) but only to the extent that (x) no Default or Event of Default has occurred and is continuing, and (y) such reallocation does not cause the aggregate Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolver Commitment. Subject to Section 9.22, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non- Defaulting Lender’s increased exposure following such reallocation; and (vi) if the reallocation described in clause (v) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, prepay Swing Advances in an amount equal to the Swing Line Lender’s Fronting Exposure and (y) second, Cash

119 WBD (US) 57324867v5 Collateralize Letter of Credit Issuer’s Fronting Exposure in accordance with the procedures set forth in Section 9.19. (b) If a Defaulting Lender, to the extent applicable, purchases at par that portion of outstanding Advances of the other Lenders or takes such other actions as the Administrative Agent may determine to be necessary to cause the Advances and funded and unfunded participations in Letters of Credit and Swing Advances to be held pro rata by the Lenders in accordance with their Revolver Commitments (without giving effect to Section 9.20(a)(v)), and reimburses (or causes the reimbursement of) the Borrower, the Administrative Agent, the Lenders and the Letter of Credit Issuer for any liability, expenses or other costs they incurred as a result of such Lender’s having been a Defaulting Lender, such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (c) So long as any Lender is a Defaulting Lender, (i) the Swing Line Lender shall not be required to fund any Swing Advances unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swing Advance and (ii) the Letter of Credit Issuer shall not be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. (d) During any period during which a Lender is a Defaulting Lender, the Borrower may, without waiver or release of any claim the Borrower or any other party hereunder may have arising from such Defaulting Lender’s having been a Defaulting Lender: (i) upon written notice to such Defaulting Lender and the Administrative Agent, require such Defaulting Lender to assign and delegate all of its interests, rights and obligations under this Agreement and the related Loan Documents in accordance with Section 8.06(b); and (i) with the prior written consent of the Administrative Agent (in its sole discretion), the Borrower may, effective immediately upon written notice to such Defaulting Lender and without the consent of any other Person, terminate (on a non-ratable basis) a portion of the Revolver Commitment of a Defaulting Lender in an amount equal to the Unused Commitment of such Defaulting Lender. (e) The Borrower’s rights under Section 9.20(d) to require any Defaulting Lender to make any assignment or delegation and to terminate the Unused Commitment of any Defaulting Lender shall cease to be of further force and effect upon the termination or expiry of the period during which such Lender is a Defaulting Lender.

120 WBD (US) 57324867v5 SECTION 9.21. Patriot Act. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Loan Party that pursuant to the requirements of the Patriot Act it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the Patriot Act. The Loan Parties shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Beneficial Ownership Regulations and the Patriot Act. SECTION 9.22. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. ARTICLE X GUARANTY SECTION 10.01. Unconditional Guaranty. Each Guarantor hereby irrevocably, unconditionally and jointly and severally guarantees, each as a primary obligor and not merely as a surety, to the Administrative Agent, the Lenders and the Letter of Credit Issuer the due and punctual payment of the principal of and the premium, if any, and interest on the Guaranteed Obligations and any and all other amounts due under or pursuant to the Loan Documents, when

121 WBD (US) 57324867v5 and as the same shall become due and payable (whether at stated maturity or by optional or mandatory prepayment or by declaration, redemption or otherwise) in accordance with the terms of the Loan Documents. The Guarantors’ guaranty under this Section is an absolute, present and continuing guarantee of payment and not of collectibility, and is in no way conditional or contingent upon any attempt to collect from the Borrower, any of the Guarantors or any other guarantor of the Guaranteed Obligations (or any portion thereof) or upon any other action, occurrence or circumstances whatsoever. In the event that the Borrower or any Guarantor shall fail so to pay any such principal, premium, interest or other amount to the Administrative Agent, a Lender or the Letter of Credit Issuer, the Guarantors will pay the same forthwith, without demand, presentment, protest or notice of any kind (all of which are waived by the Guarantors to the fullest extent permitted by law), in lawful money of the United States, at the place for payment specified in the Loan Documents or specified by such Administrative Agent in writing, to such Administrative Agent. The Guarantors further agree, promptly after demand, to pay to the Administrative Agent, the Lenders and the Letter of Credit Issuer the costs and expenses incurred by such Administrative Agent, Lender or the Letter of Credit Issuer in connection with enforcing the rights of such Administrative Agent, Lenders and the Letter of Credit Issuer against the Borrower and any or all of the Guarantors (whether in a Bankruptcy proceeding or otherwise) following any default in payment of any of the Guaranteed Obligations or the obligations of the Guarantors hereunder, including, without limitation, the fees and expenses of counsel to the Administrative Agent, such Lenders and the Letter of Credit Issuer. SECTION 10.02. Obligations Absolute. The obligations of the Guarantors hereunder are and shall be absolute and unconditional, irrespective of the validity, regularity or enforceability of this Agreement, any of the Guaranteed Obligations or any of the Loan Documents, shall not be subject to any counterclaim, set-off, deduction or defense based upon any claim any of the Guarantors may have against the Borrower, any other Guarantor or the Administrative Agent, any Lender or the Letter of Credit Issuer, hereunder or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, to the fullest extent permitted by law, any circumstance or condition whatsoever (whether or not any of the Guarantors shall have any knowledge or notice thereof), including, without limitation: (a) any amendment or modification of or supplement to any of the Loan Documents or any other instrument referred to herein or therein, or any assignment or transfer of any thereof or of any interest therein, or any furnishing or acceptance of additional security for any of the Guaranteed Obligations; (b) any consent or extension under any Loan Document or any such other instrument, or any indulgence or other action or inaction under or in respect of, or any extensions or renewals of, any Loan Document, any such other instrument or any Guaranteed Obligation; (c) any failure, omission or delay on the part of the Administrative Agent to enforce, assert or exercise any right, power or remedy conferred on or available to the Administrative Agent or any Lender against the Borrower or any Guarantor, any Subsidiary of the Borrower or any Subsidiary of any Guarantor;

122 WBD (US) 57324867v5 (d) any Bankruptcy, insolvency, readjustment, composition, liquidation or similar proceeding with respect to the Borrower, any Guarantor, any Subsidiary of the Borrower or any Subsidiary of any Guarantor or any property of the Borrower, any Guarantor or any such Subsidiary or any unavailability of assets against which the Guaranteed Obligations, or any of them, may be enforced; (e) any merger or consolidation of the Borrower, any Subsidiary of the Borrower or any Guarantor or any of the Guarantors into or with any other Person or any sale, lease or transfer of any or all of the assets of any of the Guarantors, the Borrower or any Subsidiary of the Borrower or any Guarantor to any Person; (f) any failure on the part of the Borrower, any Guarantor or any Subsidiary of the Borrower or any Guarantor for any reason to comply with or perform any of the terms of any agreement with any of the Guarantors; (g) any exercise or non-exercise by the Administrative Agent, any Lender or the Letter of Credit Issuer, of any right, remedy, power or privilege under or in respect of any of the Loan Documents or the Guaranteed Obligations, including, without limitation, under this Section; (h) any default, failure or delay, willful or otherwise, in the performance or payment of any of the Guaranteed Obligations; (i) any furnishing or acceptance of security, or any release, substitution or exchange thereof, other than if such Guarantor has been released in accordance with the terms of this Agreement, for any of the Guaranteed Obligations; (j) any failure to give notice to any of the Guarantors of the occurrence of any breach or violation of, or any event of default or any default under or with respect to, any of the Loan Documents or the Guaranteed Obligations; (k) any partial prepayment, or any assignment or transfer, of any of the Guaranteed Obligations; or (l) any other circumstance (other than payment in full) which might otherwise constitute a legal or equitable discharge or defense of a guarantor or which might in any manner or to any extent vary the risk of such Guarantor. The Guarantors covenant that their respective obligations hereunder will not be discharged except by complete performance of the obligations contained in the Loan Documents and this Agreement and the final payment in full of the Guaranteed Obligations. The Guarantors unconditionally waive, to the fullest extent permitted by law (A) notice of any of the matters referred to in this Section, (B) any and all rights which any of the Guarantors may now or hereafter have arising under, and any right to claim a discharge of the Guarantor’s obligations hereunder by reason of the failure or refusal by the Administrative Agent, any Lender or the Letter of Credit Issuer to take any action pursuant to any statute permitting a Guarantor to request that the Administrative Agent or any Lender attempt to collect the Guaranteed Obligations from the Borrower, any of the Guarantors or any other guarantor (including without

123 WBD (US) 57324867v5 limitation any rights under Sections 26-7, 26-8 or 26-9 of the North Carolina General Statutes, or any similar or successor provisions), (C) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of the Administrative Agent, any Lender or the Letter of Credit Issuer against the Guarantors, including, without limitation, presentment to or demand of payment from the Borrower, any of the Subsidiaries of the Borrower or any Guarantor, or any of the other Guarantors with respect to any Loan Document or this agreement, notice of acceptance of the Guarantors’ guarantee hereunder and/or notice to the Borrower, any of the Subsidiaries of the Borrower or any Guarantor, or any Guarantor of default or protest for nonpayment or dishonor, (D) any diligence in collection from or protection of or realization upon all or any portion of the Guaranteed Obligations or any security therefor, any liability hereunder, or any party primarily or secondarily liable for all or any portion of the Guaranteed Obligations, and (E) any duty or obligation of the Administrative Agent, any Lender or the Letter of Credit Issuer to proceed to collect all or any portion of the Guaranteed Obligations from, or to commence an action against, the Borrower, any Guarantor or any other Person, or to resort to any security or to any balance of any deposit account or credit on the books of the Administrative Agent, any Lender or the Letter of Credit Issuer in favor of the Borrower, any Guarantor or any other Person, despite any notice or request of any of the Guarantors to do so. SECTION 10.03. Continuing Obligations; Reinstatement. The obligations of the Guarantors under this Article X are continuing obligations and shall continue in full force and effect until such time as all of the Guaranteed Obligations (and any renewals and extensions thereof) shall have been finally paid and satisfied in full. The obligations of the Guarantors under this Article X shall continue to be effective or be automatically reinstated, as the case may be, if any payment made by the Borrower, any Guarantor or any Subsidiary of the Borrower or any Guarantor on, under or in respect of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the recipient upon the insolvency, Bankruptcy, dissolution, liquidation or reorganization of the Borrower, any Guarantor or any such Subsidiary, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Borrower, any Guarantor or any such Subsidiary or any substantial part of the property of the Borrower, any Guarantor or any such Subsidiary, or otherwise, all as though such payment had not been made. If an event permitting the acceleration of all or any portion of the Guaranteed Obligations shall at any time have occurred and be continuing, and such acceleration shall at such time be stayed, enjoined or otherwise prevented for any reason, including without limitation because of the pendency of a case or proceeding relating to the Borrower, any Guarantor or any Subsidiary of the Borrower or any Guarantor under any Debtor Relief Law, for purposes of this Article X and the obligations of the Guarantors hereunder, such Guaranteed Obligations shall be deemed to have been accelerated with the same effect as if such Guaranteed Obligations had been accelerated in accordance with the terms of the applicable Loan Documents or of this Agreement. SECTION 10.04. Additional Security, Etc. The Guarantors authorize the Administrative Agent on behalf of the Lenders without notice to or demand on the Guarantors and without affecting their liability hereunder, from time to time (a) to obtain additional or substitute endorsers or guarantors; (b) to exercise or refrain from exercising any rights against, and grant indulgences to, the Borrower, any Subsidiary of the Borrower or any Guarantor, any other Guarantor or others; and (c) to apply any sums, by whomsoever paid or however realized, to the payment of the principal of, premium, if any, and interest on, and other obligations consisting of, the Guaranteed Obligations. The Guarantors waive any right to require the

124 WBD (US) 57324867v5 Administrative Agent, any Lender or the Letter of Credit Issuer to proceed against any additional or substitute endorsers or guarantors or the Borrower or any of their Subsidiaries or any other Person or to pursue any other remedy available to the Administrative Agent, any such Lender or the Letter of Credit Issuer. SECTION 10.05. Information Concerning the Borrower. The Guarantors assume all responsibility for being and keeping themselves informed of the financial condition and assets of the Borrower, the other Guarantors and their respective Subsidiaries, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which the Guarantors assume and insure hereunder, and agree that none of the Administrative Agent, any Lender or the Letter of Credit Issuer shall have any duty to advise the Guarantors of information known to the Administrative Agent, any such Lender or the Letter of Credit Issuer regarding or in any manner relevant to any of such circumstances or risks. SECTION 10.06. Guarantors’ Subordination. The Guarantors hereby absolutely subordinate, both in right of payment and in time of payment, any present and future indebtedness of the Borrower or any Subsidiary of the Borrower or any Guarantor to any or all of the Guarantors to the indebtedness of the Borrower or any such Subsidiary to the Administrative Agent, Lenders and the Letter of Credit Issuer (or any of them), provided that the Guarantors may receive scheduled payments of principal, premium (if any) and interest in respect of such present or future indebtedness so long as there is no Event of Default then in existence. SECTION 10.07. Waiver of Subrogation. Notwithstanding anything herein to the contrary, until the payment in full of the Guaranteed Obligations, the Guarantors hereby waive any right of subrogation (under contract, Section 509 of the Bankruptcy Code or otherwise) or any other right of indemnity, reimbursement or contribution and hereby waive any right to enforce any remedy that the Administrative Agent, any Lender or the Letter of Credit Issuer now has or may hereafter have against the Borrower, any Guarantor or any endorser or any other guarantor of all or any part of the Guaranteed Obligations, and the Guarantors hereby waive any benefit of, and any right to participate in any security or collateral given to the Administrative Agent, any Lender or the Letter of Credit Issuer to secure payment or performance of the Guaranteed Obligations or any other liability of the Borrower to the Administrative Agent, any Lender or the Letter of Credit Issuer. The waiver contained in this Section shall continue and survive the termination of this Agreement and the final payment in full of the Guaranteed Obligations. SECTION 10.08. Enforcement. In the event that the Guarantors shall fail forthwith to pay upon demand of the Administrative Agent, any Lender or the Letter of Credit Issuer any amounts due pursuant to this Article X or to perform or comply with or to cause performance or compliance with any other obligation of the Guarantors under this Agreement the Administrative Agent, any Lender and the Letter of Credit Issuer shall be entitled and empowered to institute any action or proceeding at law or in equity for the collection of the sums so due and unpaid or for the performance of or compliance with such terms, and may prosecute any such action or proceeding to judgment or final decree and may enforce such judgment or final decree against the Guarantors and collect in the manner provided by law out of the property of the Guarantors, wherever situated, any monies adjudged or decreed to be payable. The obligations of the

125 WBD (US) 57324867v5 Guarantors under this Agreement are continuing obligations and a fresh cause of action shall arise in respect of each default hereunder. SECTION 10.09. Miscellaneous. Except as may otherwise be expressly agreed upon in writing, the liability of the Guarantors under this Article X shall neither affect nor be affected by any prior or subsequent guaranty by the Guarantors of any other indebtedness to the Administrative Agent, the Lenders or the Letter of Credit Issuer. Notwithstanding anything in this Article X to the contrary, the maximum liability of each Guarantor hereunder shall in no event exceed the maximum amount which could be paid out by such Guarantor without rendering such Guarantor’s obligations under this Article X, in whole or in part, void or voidable under applicable Law, including, without limitation, (i) the Bankruptcy Code of 1978, as amended, and (ii) any applicable state or federal law relative to fraudulent conveyances. SECTION 10.10. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Transactions or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

126 WBD (US) 57324867v5 (b) As used in this Section 10.10, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: i. a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); ii. a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or iii. a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).” ARTICLE XI LETTER OF CREDIT FACILITY SECTION 11.01. Obligation to Issue. Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of the Borrower and the agreement of the Lenders herein set forth, the Letter of Credit Issuer shall issue for the account of Borrower, one or more Letters of Credit denominated in Dollars, in accordance with Article II and this Article XI, from time to time during the Availability Period. SECTION 11.02. Types and Amounts. The Letter of Credit Issuer shall have no obligation to issue, amend, extend or renew any Letter of Credit at any time: (a) if the aggregate maximum amount then available for drawing under Letters of Credit, after giving effect to the issuance of the requested Letter of Credit, shall exceed any limit imposed by law or regulation upon the Letter of Credit Issuer; (b) if, after giving effect to the issuance of the requested Letter of Credit, (i) the aggregate Letter of Credit Obligations would exceed $20,000,000, or (ii) the conditions set forth in of Section 2.01(a) would not be satisfied; (c) which has an expiration date (i) subject to the terms of Section 11.04(d), more than 365 days after the date of issuance (or, in the case of any renewal or extension thereof, one year after such renewal or extension), unless the Required Lenders have

127 WBD (US) 57324867v5 approved a later expiration date or (ii) after the Letter of Credit Expiration Date, unless all Lenders have approved such expiration date; or (d) if any Lender is at such time a Defaulting Lender and the Letter of Credit Issuer has Fronting Exposure after giving effect to the reallocation set forth in Section 9.20(a)(v), unless the Letter of Credit Issuer has entered into arrangements satisfactory to the Letter of Credit Issuer with the Borrower or such Defaulting Lender (including the delivery of Cash Collateral pursuant to Section 9.19, which shall constitute such satisfactory arrangements) to eliminate the Letter of Credit Issuer’s Fronting Exposure (after giving effect to the reallocation set forth in Section 9.20(a)(v)) with respect to such Defaulting Lender’s participation in such Letter of Credit and all other Letter of Credit Obligations as to which the Letter of Credit Issuer has Fronting Exposure, as it may elect in its sole discretion (which arrangements are hereby consented to by the Lenders). SECTION 11.03. Conditions. In addition to being subject to the satisfaction of the conditions contained in Article III, the obligation of the Letter of Credit Issuer to issue any Letter of Credit is subject to the satisfaction in full of the following conditions: (a) the Borrower shall have delivered to the Letter of Credit Issuer at such times and in such manner as the Letter of Credit Issuer may prescribe, a Letter of Credit Application Agreement and such other documents and materials as may be required pursuant to the terms thereof all reasonably satisfactory in form and substance to the Letter of Credit Issuer and the terms of the proposed Letter of Credit shall be reasonably satisfactory in form and substance to the Letter of Credit Issuer; (b) as of the date of the request for issuance, no order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Letter of Credit Issuer from issuing such Letter of Credit, or any applicable Law from any Governmental Authority with jurisdiction over the Letter of Credit Issuer shall prohibit, or request that the Letter of Credit Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Letter of Credit Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Letter of Credit Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Letter of Credit Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Letter of Credit Issuer in good faith deems material to it for which the Borrower (after reasonable request from the Administrative Agent in writing) has failed to (i) pay for such unreimbursed loss, cost or expense or (ii) indemnify the Letter of Credit Issuer; and (c) the issuance of such Letter of Credit shall not violate one or more policies of the Letter of Credit Issuer applicable to letters of credit generally. SECTION 11.04. Issuance of Letters of Credit. (a) Request for Issuance. At least three (3) Domestic Business Days before the effective date for any Letter of Credit, the Borrower shall give the Letter of Credit Issuer a written notice containing the original signature of an authorized officer or

128 WBD (US) 57324867v5 employee of such Borrower. Such notice shall be irrevocable and shall specify the original face amount of the Letter of Credit requested (which original face amount shall not be less than $100,000), the effective date (which day shall be a Domestic Business Day) of issuance of such requested Letter of Credit, the date on which such requested Letter of Credit is to expire, the amount of then outstanding Letter of Credit Obligations, the purpose for which such Letter of Credit is to be issued, whether such Letter of Credit may be drawn in single or partial draws and the Person for whose benefit the requested Letter of Credit is to be issued. (b) Issuance; Notice of Issuance. If the conditions set forth in Sections 11.02 and 11.03 are satisfied, the Letter of Credit Issuer may in its sole discretion issue the requested Letter of Credit. The Letter of Credit Issuer shall give each Lender written notice in substantially the form of Exhibit F, or telephonic notice confirmed promptly thereafter in writing, of the issuance of a Letter of Credit and upon request shall deliver to each Lender in connection with such notice a copy of the Letter of Credit issued by the Letter of Credit Issuer. (c) No Extension or Amendment. The Letter of Credit Issuer shall not extend, renew or amend any Letter of Credit if the issuance of a new Letter of Credit having the same terms as such Letter of Credit as so amended, renewed or extended would be prohibited by Section 11.02. (d) Auto-Extension Letter of Credit. If the Borrower so requests in any applicable Letter of Credit Application Agreement, the Letter of Credit Issuer may, in its sole discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the Letter of Credit Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the Letter of Credit Issuer, the Borrower shall not be required to make a specific request to the Letter of Credit Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the Letter of Credit Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided that the Letter of Credit Issuer shall not permit any such extension if (A) the Letter of Credit Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of Section 11.03 or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven (7) Domestic Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Section 3.02 is not then satisfied, and in each such case directing the Letter of Credit Issuer not to permit such extension.

129 WBD (US) 57324867v5 SECTION 11.05. Reimbursement Obligations; Duties of the Letter of Credit Issuer. (a) Reimbursement. Notwithstanding any provisions to the contrary in any Letter of Credit Application Agreement: (i) the Borrower shall reimburse the Letter of Credit Issuer for drawings under a Letter of Credit issued by it no later than one (1) Domestic Business Day after the payment by the Letter of Credit Issuer; (ii) any Reimbursement Obligation with respect to any Letter of Credit shall bear interest from the date of the relevant drawing under the pertinent Letter of Credit until the date of payment in full thereof at a rate per annum equal to the Default Rate; and (iii) in order to implement the foregoing, upon the occurrence of a draw under any Letter of Credit, unless the Letter of Credit Issuer is reimbursed in accordance with subsection (i) above, the Borrower irrevocably authorizes the Letter of Credit Issuer and the Administrative Agent to treat such nonpayment as a Notice of Borrowing in the amount of such Reimbursement Obligation and the Lenders to make Advances to Borrower in such amount regardless of whether the conditions precedent to the making of Advances hereunder have been met. The Borrower further authorizes the Administrative Agent to credit the proceeds of such Advance so as to immediately eliminate the liability of the Borrower for Reimbursement Obligations under such Letter of Credit. (b) Duties of the Letter of Credit Issuer. (i) Any action taken or omitted to be taken by the Letter of Credit Issuer in connection with any Letter of Credit, if taken or omitted in the absence of willful misconduct or gross negligence (as determined by a court of competent jurisdiction in a final and non-appealable decision), shall not put the Letter of Credit Issuer under any resulting liability to any Lender or any Loan Party, or assuming that the conditions have been satisfied as specified in Sections 11.02 and 11.03, relieve that Lender of its obligations hereunder to the Letter of Credit Issuer. (i) In determining whether to pay under any Letter of Credit, the parties agree that, with respect to drafts, demands or other documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Letter of Credit Issuer may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and refuse to make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. (ii) The Letter of Credit Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the Letter of Credit Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article VII with respect to any acts taken or omissions suffered by the Letter of Credit Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and

130 WBD (US) 57324867v5 Letter of Credit Application pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article VII included the Letter of Credit Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the Letter of Credit Issuer. SECTION 11.06. Participations. (a) Purchase of Participations. Immediately upon issuance of any Letter of Credit (or any amendment renewal or extension thereof) by the Letter of Credit Issuer in accordance with the procedures set forth in this Article XI and without any further action on the part of the Letter of Credit Issuer or the Lenders, each Lender shall be deemed to have irrevocably and unconditionally purchased and received from the Letter of Credit Issuer, without recourse or warranty, an undivided interest and participation, to the extent of such Lender’s ratable share of the aggregate Revolver Commitments, in such Letter of Credit. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. (b) Sharing of Letter of Credit Payments. In the event that the Letter of Credit Issuer makes any payment under any Letter of Credit for which the Borrower shall not have repaid such amount to the Letter of Credit Issuer pursuant to Section 11.07 or which cannot be paid by an Advance pursuant to subsection (iii) of Section 11.05(a), the Letter of Credit Issuer shall promptly notify each Lender of such failure, and each Lender shall promptly and unconditionally pay to the Letter of Credit Issuer such Lender's ratable share of the amount of such payment in Dollars and in same day funds. If the Letter of Credit Issuer so notifies such Lender prior to 10:00 A.M. (Atlanta, Georgia time) on any Domestic Business Day, such Lender shall make available to the Letter of Credit Issuer its ratable share of the amount of such payment on such Domestic Business Day in same day funds and otherwise on the next succeeding Domestic Business Day. If and to the extent such Lender shall not have so made its ratable share of the amount of such payment available to the Letter of Credit Issuer, such Lender agrees to pay to the Letter of Credit Issuer forthwith on demand such amount together with interest thereon, for each day from the date such payment was first due until the date such amount is paid to the Letter of Credit Issuer at the Federal Funds Rate for the first three (3) days and thereafter at the Base Rate. The failure of any Lender to make available to the Letter of Credit Issuer its ratable share of any such payment shall neither relieve nor increase the obligation of any other Lender hereunder to make available to the Letter of Credit Issuer its ratable share of any payment on the date such payment is to be made. (c) Sharing of Reimbursement Obligation Payments. Whenever the Letter of Credit Issuer receives a payment on account of a Reimbursement Obligation, including any interest thereon, as to which the Letter of Credit Issuer has received any payments from the Lenders pursuant to this Section 11.06, it shall promptly pay to each Lender which has funded its participating interest therein, in Dollars and in the kind of funds so received, an amount equal to such Lender’s ratable share thereof. Each such payment

131 WBD (US) 57324867v5 shall be made by the Letter of Credit Issuer on the Domestic Business Day on which the funds are paid to such Person, if received prior to 10:00 A.M. (Atlanta, Georgia time) on such Domestic Business Day, and otherwise on the next succeeding Domestic Business Day. (d) Documentation. Upon the request of any Lender, the Letter of Credit Issuer shall furnish to such Lender copies of any Letter of Credit, Letter of Credit Application Agreement and other documentation relating to Letters of Credit issued pursuant to this Agreement. (i) Obligations Irrevocable. The obligations of the Lenders to make payments to the Letter of Credit Issuer with respect to a Letter of Credit shall be irrevocable, not subject to any condition, qualification or exception whatsoever and shall be made in accordance with, but not subject to, the terms and conditions of this Agreement under all circumstances (assuming that the Letter of Credit Issuer has issued such Letter of Credit in accordance with Sections 11.02 and 11.03) by including, without limitation, any of the following circumstances: (ii) any lack of validity or enforceability of this Agreement or any of the other Loan Documents; (iii) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Letter of Credit Issuer, the Administrative Agent, any Lender or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions; (iv) any draft, certificate or any other document presented under the Letter of Credit proves to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (v) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; (vi) payment by the Letter of Credit Issuer under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (vii) payment by the Letter of Credit Issuer under any Letter of Credit against presentation of any draft, certificate or any other document that does not comply with the terms of such Letter of Credit, except payment resulting from the gross negligence or willful misconduct of the Letter of Credit Issuer (as determined by a court of competent jurisdiction in a final and nonappealable decision); or

132 WBD (US) 57324867v5 (viii) any other circumstances or happenings whatsoever, whether or not similar to any of the foregoing, except circumstances or happenings resulting from the gross negligence or willful misconduct of the Letter of Credit Issuer (as determined by a court of competent jurisdiction in a final and nonappealable decision). SECTION 11.07. Payment of Reimbursement Obligations. (a) Payments to Letter of Credit Issuer. The Borrower agrees to pay to the Letter of Credit Issuer the amount of all Reimbursement Obligations, interest and other amounts payable to the Letter of Credit Issuer under or in connection with any Letter of Credit issued for such Borrower's account immediately when due. The Borrower’s obligations hereunder shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of: (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents; (ii) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Letter of Credit Issuer, the Administrative Agent, any Lender or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions; (iii) any draft, certificate or any other document presented under the Letter of Credit proves to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; (v) payment by the Letter of Credit Issuer under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (vi) payment by the Letter of Credit Issuer under any Letter of Credit against presentation of any draft or certificate that does not comply with the terms of such Letter of Credit, except payment resulting from the gross negligence or willful misconduct of the Letter of Credit Issuer (as determined by a court of competent jurisdiction in a final and non-appealable decision); or (vii) any other circumstances or happenings whatsoever, whether or not similar to any of the foregoing, except circumstances or happenings resulting

133 WBD (US) 57324867v5 from the gross negligence or willful misconduct of the Letter of Credit Issuer (as determined by a court of competent jurisdiction in a final and non-appealable decision). The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will promptly notify the Letter of Credit Issuer. The Borrower shall be conclusively deemed to have waived any such claim against the Letter of Credit Issuer and its correspondents unless such notice is given as aforesaid. (b) Recovery or Avoidance of Payments. In the event any payment by or on behalf of the Borrower received by the Letter of Credit Issuer with respect to a Letter of Credit and distributed by the Letter of Credit Issuer to the Lenders on account of their participations is thereafter set aside, avoided or recovered from the Letter of Credit Issuer in connection with any receivership, liquidation or bankruptcy proceeding, each Lender that received such distribution shall, upon demand by the Letter of Credit Issuer, contribute such Lender's ratable share of the amount set aside, avoided or recovered together with interest at the rate required to be paid by the Letter of Credit Issuer upon the amount required to be repaid by it. SECTION 11.08. Replacement of the Letter of Credit Issuer. The Letter of Credit Issuer may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Letter of Credit Issuer and the successor Letter of Credit Issuer. The Administrative Agent shall notify the Lenders of any such replacement of the Letter of Credit Issuer. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Letter of Credit Issuer pursuant to Section 2.07(b) and (c). From and after the effective date of any such replacement, (i) the successor Letter of Credit Issuer shall have all the rights and obligations of the Letter of Credit Issuer under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Letter of Credit Issuer” shall be deemed to refer to such successor or to any previous Letter of Credit Issuer, or to such successor and all previous Letter of Credit Issuers, as the context shall require. After the replacement of a Letter of Credit Issuer hereunder, the replaced Letter of Credit Issuer shall remain a party hereto and shall continue to have all the rights and obligations of a Letter of Credit Issuer under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit. SECTION 11.09. Cash Collateralization. Upon the request of the Administrative Agent, (a) if the Letter of Credit Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in a Reimbursement Obligation that the Borrower has not repaid, or (b) if, as of the date that is thirty (30) days prior to the Letter of Credit Expiration Date, any Letter of Credit Obligation for any reason remains outstanding, the Borrower shall, in each case, immediately Cash Collateralize the then outstanding amounts of all Letter of Credit Obligations as of such date plus any accrued and unpaid interest thereon in the manner provided in Section 6.03; provided, that, in the case of each of clauses (a) and (b), the Borrower shall be permitted to Cash Collateralize such Letter of Credit Obligations using Swing

134 WBD (US) 57324867v5 Advances or Revolver Advances to the extent available to the Borrower in accordance with this Agreement. SECTION 11.10. Assumption of Risk; Exoneration. (a) Assumption of Risk by Borrower. As among the Borrower, the Letter of Credit Issuer, the Administrative Agent and the Lenders, and in the absence of gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision) by any of the Letter of Credit Issuer, Administrative Agent and the Lenders, the Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued for such Borrower's account by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Letter of Credit Issuer, the Administrative Agent and the Lenders shall not be responsible (provided they did not commit gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and non-appealable decision) for (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of the Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged, (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason, (iii) failure of the beneficiary of a Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit, (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher, for errors in interpretation of technical terms, (v) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof, (vi) the misapplication by the beneficiary of a Letter of Credit of the proceeds of any drawing under such Letter of Credit; and (vii) any consequences arising from causes beyond the control of the Letter of Credit Issuer, the Administrative Agent and the Lenders. (b) Exoneration. In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Letter of Credit Issuer under or in connection with the Letters of Credit or any related certificates if taken or omitted in good faith and with reasonable care, shall not put the Letter of Credit Issuer, the Administrative Agent or any Lender under any resulting liability to the Borrower or relieve the Borrower of any of its obligations hereunder to any such Person. [Remainder of page intentionally left blank]

WBD (US) 57324867v5 [Signature Pages Omitted]

12 WBD (US) 59102819v5 EXHIBIT B Schedule 2.01 Revolver Commitments Lender Revolver Commitment Truist Bank $75,000,000.00 City National Bank of West Virginia $30,000,000.00 The Huntington National Bank $22,500,000.00 United Bank, a Virginia Banking Corporation $22,500,000.00 Total $150,000,000.00

13 WBD (US) 59102819v5 EXHIBIT C Schedule 4.26 Existing Indebtedness; Future Liens Debt Principal Outstanding 4.20% Senior Notes, Series A, due December 20, 2027 $40,000,000 4.27% Senior Notes, Series B, due December 20, 2029 $20,000,000 4.41% Senior Notes, Series C, due December 20, 2032 $40,000,000 3.50% Senior Notes, Series D, due December 20, 2034 $40,000,000 4.49% Senior Notes, Series E, due August 16, 2052 $40,000,000